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                                                                   Exhibit 10.1

                               TABLE OF CONTENTS






                                500 ORANGE TOWER
                        500 North State College Boulevard
                               Orange, California






                           STANDARD FORM OFFICE LEASE

                                    BETWEEN

  ANGELVIEW LIMITED PARTNERSHIP, an Illinois limited partnership ("LANDLORD"), by its agent, Equity Office Holdings, LLC


                                       AND


         LONG BEACH MORTGAGE COMPANY, a Delaware corporation ("TENANT")

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                                  TABLE OF CONTENTS

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
I. Basic Lease Information; Definitions ......................................1

II. Lease Grant...............................................................4

III. Possession...............................................................4

IV. Use.......................................................................5

V. Rent.......................................................................5

VI. Security Deposit..........................................................6

VII. Services to be Furnished by Landlord.....................................6

VIII. Leasehold Improvements..................................................7

IX. Graphics..................................................................8

X. Repairs and Alterations by Tenant..........................................8

XI. Use of Electrical and HVAC Services by Tenant.............................9

XII. Entry by Landlord........................................................9

XIII. Assignment and Subletting..............................................10

XIV. Liens....................................... ...........................12

XV. Indemnity and Waiver of Claims...........................................12

XVI. Tenant's Insurance......................................................13

XVII. Subrogation............................................................15

XVIII. Landlord's Insurance..................................................15

XIX. Casualty Damage.........................................................16

XX. Demolition...............................................................16

XXI. Condemnation............................................................16

XXII. Events of Default......................................................17

XXIII. Remedies..............................................................18

XXIV. LIMITATION OF LIABILITY................................................19

XXV. No Waiver...............................................................20

XXVI. Event of Bankruptcy....................................................20

XXVII. Quiet Enjoyment.......................................................21

XXVIII. Relocation...........................................................21

XXIX. Holding Over...........................................................21

XXX. Subordination to Mortgages..............................................22

XXXI. Attorney's Fees........................................................22

XXXII. Notice................................................................23

XXXIII. Landlord's Lien......................................................23

XXXIV. Excepted Rights.......................................................23

XXXV. Surrender of Premises..................................................24

XXXVI. Miscellaneous.........................................................24

XXXVII. Entire Agreement.....................................................26
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                             OFFICE LEASE AGREEMENT

         This Office Lease Agreement (the "Lease"), is made and entered into as of the 13th day of September, 1996, by and between ANGELVIEW INVESTORS LIMITED PARTNERSHIP, an Illinois limited partnership ("Landlord") by its Agent, Equity Office Holdings, LLC and LONG BEACH MORTGAGE COMPANY, a Delaware corporation ("Tenant").

I. BASIC LEASE INFORMATION; DEFINITIONS.

                  A. The following is some of the basic lease information and defined terms used in this Lease.

                           1. "Broker" means Centre Realty.

                           2. "Building" shall mean the office building located
at 500 North State College Boulevard, City of Orange, County of Orange, State of California, commonly known as 500 Orange Tower.

                           3. The "Commencement Date," "Lease Term" and
"Termination Date" shall be as set forth in subsections I.A.3.a., I.A.3.b. and I.A.3.c. below.

                                    a. The "Lease Term for Premises A"
(hereinafter defined) shall mean the period commencing on November 1, 1996 (the "Premises A Commencement Date") and ending on the Termination Date (hereinafter defined).

                                    b. The "Lease Term for Premises B"
(hereinafter defined) shall mean the period commencing sixty (60) days following delivery of Premises B to Tenant, and ending on last day of the sixtieth (60) full calendar month following the Premises B Commencement Date (the "Termination Date".)

                                    c. The "Lease Term for Premises C"
(hereinafter defined) shall mean the period commencing sixty (60) days following delivery of Premises C to Tenant, and ending on the Termination Date.

                                    The terms "Lease Term for Premises A",
"Lease Term for Premises B" and "Lease Term for Premises C" are sometimes collectively and individually referred to as the "Lease Term".

                           4. "Guarantor(s)" shall mean N/A and any other party
that agrees in writing to guarantee the Lease.

                           5. INTENTIONALLY OMITTED.

                           6. "Notice Addresses" shall mean the following
addresses for Tenant and Landlord, respectively:

                              Tenant:

                              Notices shall be sent to Tenant at the following address:

                              Long Beach Acceptance Corporation
                              500 North State College Boulevard
                              Suite 200
                              Orange, California 92868
                              Attention: Real Estate Services

                              With a Copy To:

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                              Long Beach Mortgage Company
                              1100 Town and Country Road
                              Suite 1100
                              Orange, California 92868
                              Attention: Legal Department

                              Landlord:

                              Office of the Building
                              500 North State College Boulevard
                              Suite 1160
                              Orange, California 92868
                              Attention: Building Manager

                              With a copy to:

                              Equity Office Holdings, LLC
                              Two North Riverside Plaza
                              Suite 2200
                              Chicago, Illinois 60606
                              Attention: General Counsel

                              Payments of Rent only shall be made payable to the order of 500 Orange Tower at the following address:

                              Office of the Building
                              500 North State College Boulevard
                              Suite 1160
                              Orange, California 92868

                           7. "Permitted Use" shall mean: General Office use.

                           8. "Premises A" shall mean the area located on the
second (2nd) floor of the Building, outlined on Exhibit A attached hereto and incorporated herein, and known as Suite Nos. 200 and 210. "Premises B" shall mean the area located on the second (2nd) floor of the Building, outlined on Exhibit A attached hereto and incorporated herein, and known as Suite 250. "Premises C" shall mean the area located on the second (2nd) floor of the Building, outlined on Exhibit A attached hereto and incorporated herein, and known as Suites 220 and 230. For purposes of this Lease, "Premises" shall initially mean Premises A, provided, however, from and after the commencement date for each of Premises B and Premises C, the term "Premises" shall be deemed to include Premises A and any other premises for which the commencement date has occurred.

                           9. "Prepaid Rental": Thirteen Thousand Eight Hundred
Sixty-Nine and 00/100's Dollars ($13,869.00) payable by Tenant upon execution of this Lease by Tenant in accordance with Article V hereof.

                          10. "Rentable Area" for the purposes of measurement
of any space leased by Tenant in the Building shall mean the area as determined in accordance with the following: (a) the usable area contained within the demising walls of the Premises (the "Usable Area" of the Premises) as determined in accordance with the American National Standard Method for Measuring Floor Area in Office Buildings, as published and established by the Building Owners and Managers Association ("BOMA Standards") and then (b) added to such

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Building Owners and Managers Association ("BOMA Standards") and then (b) added to such Usable Area of the Premises is an amount (the "Building Load Factor") which is equal to the product obtained by multiplying the Usable Area of that portion of the demised premises in the Building leased by Tenant from time to time, multiplied by its applicable multi-tenant Building load factor. Landlord and Tenant hereby stipulate and agree that the "Rentable Area of Premises A" is deemed for all purposes under this Lease to be 9,246 square feet; the "Rentable Area of Premises B" is deemed for all purposes under this Lease to be 6,138 square feet; and the "Rentable Area of Premises C" is deemed for all purposes under this Lease to be 3,553 square feet. Landlord and Tenant further stipulate and agree that the "Usable Area of Premises A" is deemed for all purposes under this Lease to be 8,008 square feet, the "Usable Area of Premises B" is deemed for all purposes under this Lease to be 5,265 square feet; and the "Usable Area of Premises C" is deemed for all purposes under this Lease is deemed for all purposes under this Lease to be 3,124 square feet. The "Rentable Area of the Building" is deemed for all purposes under this Lease to be 275,865 square feet.

                           11. "Security Deposit" shall mean the sum of Zero
Dollars ($0.00).

                           12. "Tenant's Pro Rata Share" shall mean three and
three thousand five hundred sixteen ten-thousandths percent (3.3516%) for "Premises A", two and two thousand two hundred fifty ten-thousandths percent (2.2250%) for "Premises B", and one and two thousand eight hundred seventy-nine ten-thousandths percent (1.2879%) for Premises C, which are the sums derived by dividing the Rentable Area of the Premises by The Rentable Area of the Building and multiplying the result thereof by one hundred (100).

                  B. The following are additional definitions of some of the defined terms used in the Lease.

                           1. "Basic Costs" shall mean all direct and indirect
costs and expenses incurred in connection with the Property as more fully defined in Exhibit B-2.

                           2. "Building Standard" shall mean the type, grade,
brand, quality and/or quantity of materials Landlord designates from time to time to be the minimum quality and/or quantity to be used in the Building.

                           3. "Business Day(s)" shall mean Mondays through
Fridays exclusive of the normal business holidays ("Holidays") of New Year's Day, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day, and such other days as Landlord may reasonably designate.

                           4. "Common Areas" shall mean those areas provided for
the common use or benefit of all tenants generally and/or the public, such as corridors, elevator foyers, common mail rooms, restrooms, vending areas, and lobby areas (whether at ground level or otherwise), and other similar facilities.

                           5. "Maximum Rate" shall mean the greatest per annum
rate of interest permitted from time to time under applicable federal and state law.

                           6. "Normal Business Hours" for the Building shall
mean 8:00 a.m. to 6:00 p.m. Mondays through Fridays, and 8:00 a.m. to 12:00 p.m. on Saturdays, exclusive of Holidays, and such other hours as Landlord may reasonably designate from time to time with prior notice to Tenant.

                           7. "Prime Rate" shall mean the per annum interest
rate publicly announced by The First National Bank of Chicago from time to time (whether or not charged in each instance) as its prime or base rate.


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                           8. "Property" shall mean the Building, the Building
Garage, if any, all other improvements serving the Building and the tenants thereof and the parcel(s) of land on which they are located.

                           9. "Project" shall mean the parcel(s) of real
property commonly known as 500 Orange Tower and located in the City of Orange, County of Orange, State of California, which includes the Building and the Property, and is outlined on Exhibit A-2 attached hereto and incorporated herein.

II. LEASE GRANT

Subject to and upon the terms herein set forth, Landlord leases to Tenant and Tenant leases from Landlord the Premises.

III. POSSESSION.

                  A. Landlord shall deliver possession of Premises A to Tenant upon the mutual execution of this Lease, and Landlord agrees to sign this Lease, if at all, within five (5) Business Days of being presented with an executed Lease by Tenant, and Landlord shall deliver possession of Premises B to Tenant on November 15, 1996 (the "Premises B Estimated Delivery Date") and possession of the Premises C to Tenant on April 15, 1997 (the "Premises C Estimated Delivery Date"). In the event Landlord has not delivered possession of Premises B to Tenant within one hundred twenty (120) days of the estimated delivery date for such undelivered Premises, Tenant, as its sole remedy, shall be entitled to terminate this Lease as to: (i) Premises B only; or (ii) both Premises B and C, upon five (5) days written notice to Landlord. In the event Landlord has not delivered possession of Premises C to Tenant within one hundred twenty (120) days of the estimated delivery date for such undelivered Premises, Tenant shall be entitled to terminate this Lease as to Premises C only, upon five (5) days written notice to Landlord. Landlord shall deliver Suites 220 and 230, which comprise all of Premises C, to Tenant simultaneously with one another.

                  B. By taking possession of the Premises, Tenant is deemed to have:

                           1. accepted the Premises and agreed that the Premises
is in good order and satisfactory condition, with no representation or warranty by Landlord as to the condition or suitability of the Premises or of the Building for Tenant's use thereof; and

                           2. agreed that Landlord has no obligation to clean,
decorate, alter, remodel, improve or repair the Premises or the Building unless said obligation is specifically set forth in this Lease; provided that Landlord shall deliver the Premises or applicable portion thereof to Tenant in a reasonably similar condition to that which currently exists (excluding any personal property belonging to the existing tenant) for such Premises, or applicable portion thereof, normal wear and tear and casualty damage excepted.

                  C. Upon delivery of possession of the Premises or portion thereof, Landlord shall permit Tenant or its agents or laborers to enter the Premises at Tenant's sole risk prior to the Commencement Date in order to perform through Tenant's own contractors the Initial Alterations. The foregoing license to enter prior to the Commencement Date, however, is conditioned upon Tenant's labor not interfering with Landlord's contractors or with any other tenant or its labor and is further conditioned upon Tenant's contractor(s) complying with the rules, policies and procedures reasonably enacted by Landlord from time to time for the performance of work in the Building. If at any time such entry shall cause unreasonable disharmony, interference or union disputes of any nature whatsoever, or if Landlord shall, in Landlord's sole judgment, determine that such entry, such work or the continuance thereof shall unreasonably interfere with Landlord, Landlord's contractors, or with any other tenants or its labor, this license may be withdrawn by Landlord immediately upon written notice to Tenant following a one (1) Business Day cure period. Such entry shall be deemed to be under and


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subject to all of the terms, covenants and conditions of the Lease, and Tenant shall comply with all of the provisions of the Lease which are the obligations or covenants of the Tenant except that the obligation to pay Rent shall not commence until the Commencement Date. In the event that Tenant's agents or laborers incur any charges from Landlord, including, but not limited to, charges for use of construction or hoisting equipment on the Building site (so long as such is not routinely available without separate charge to all tenants), such charges shall be deemed an obligation of Tenant and shall be collectible as Rent pursuant to the Lease, and upon default in payment thereof, Landlord shall have the same remedies as for a default in payment of Rent pursuant to the Lease.

IV. USE.

The Premises shall be used for the Permitted Use and for no other purpose. Tenant agrees not to use or permit the use of the Premises for any purpose which is illegal, dangerous to life, limb or property or which, in Landlord's opinion, creates a nuisance or which would increase the cost of insurance coverage with respect to the Building. Tenant shall conduct its business and control its agents, servants, contractors, employees, customers, licensees, and invitees in such a manner as not to interfere with, annoy or disturb other tenants, or in any way interfere with Landlord in the management and operation of the Building. Tenant will maintain the Premises in a clean and healthful condition, and comply with all laws, ordinances, orders, rules and regulations of any governmental entity with reference to the operation of Tenant's business and to the use, condition, configuration or occupancy of the Premises, including without limitation, the Americans with Disabilities Act. Notwithstanding the foregoing, Landlord, not Tenant, shall be responsible for complying with any law, ordinance, order, rule or regulation of any governmental agency to the extent that such requires any structural alterations or any common area improvements, including common area restrooms, unless the need to make a structural alteration or any common area improvements, including common area restrooms, results from Tenant's particular manner of use of the Premises, Tenant's particular design or configuration of the Premises, the acts or omissions of Tenant or any Tenant Related Parties or any alterations, additions, or improvements (including the Initial Alterations) performed by or on behalf of Tenant in the Premises; Tenant will comply with the rules and regulations of the Building adopted and reasonably altered by Landlord from time to time and will cause all of its agents, servants, contractors, employees, customers, licensees and invitees to do so. All changes to such rules and regulations will be sent by Landlord to Tenant in writing. A copy of the existing rules and regulations is attached hereto as Exhibit D and made a part hereof. Tenant agrees not to commit or allow any waste to be committed on any portion of the Premises, and at the termination of this Lease to deliver up the Premises to Landlord in accordance with Article XXXV hereof.

V. RENT.

                  A. Tenant covenants and agrees to pay to Landlord during the Lease Term, without any setoff or deduction whatsoever, the full amount of all Base Rental payments, and any adjustments thereof, due in accordance with the rental schedule set forth in Exhibit B-1 hereof (the "Base Rental"), the full amount of all payments of Additional Base Rental due in accordance with Exhibit B-2 hereof and the full amount of all parking charges, if any, due in accordance with this Lease (the "Additional Base Rental") and all such other sums of money as shall become due under this Lease (including, without limitation, any charges for replacement of non-Building Standard electric lamps and ballasts and any other services, goods or materials furnished by Landlord at Tenant's request), all of which hereinafter may be collectively called "Rent." Except as otherwise provided herein, the Base Rental and Additional Base Rental for each calendar year or portion thereof during the Lease Term, shall be due and payable in advance in equal monthly installments on the first day of each calendar month during the Lease Term and any extensions or renewals hereof, and Tenant hereby agrees to pay such Base Rental and Additional Base Rental to Landlord without demand, provided that the installment of Base Rental for the first full calendar month of the Lease Term shall be payable upon the execution of this Lease by Tenant. If the Lease Term commences on a day other than the first


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day of a month or terminates on a day other than the last day of a month, then the installments of Base Rental and Additional Base Rental for such month or months shall be prorated, based on the number of days in such month. All such payments shall be by a good and sufficient check. No payment by Tenant or receipt or acceptance by Landlord of a lesser amount than the correct amount of Rent due under this Lease shall be deemed to be other than a payment on account of the earliest Rent due hereunder, nor shall any endorsement or statement on any check or any letter accompanying any check or payment be deemed an accord and satisfaction, and Landlord may accept such check or payment without prejudice to Landlord's right to recover the balance or pursue any other available remedy. The acceptance by Landlord of any Rent on a date after the due date of such payment shall not be construed to be a waiver of Landlord's right to declare a default for any other late payment. Tenant's covenant to pay Rent shall be independent of every other covenant set forth in this Lease.

                  B. All Rent not paid when due and payable shall bear interest from the date due until paid at the lesser of: 1. the Prime Rate plus two percent (2%) per annum; or 2. the Maximum Rate. In addition, if Tenant fails to pay any installment of Base Rental, Additional Base Rental or any other item of Rent when due and payable hereunder, a service fee equal to three percent (3%) of such unpaid amount will be due and payable immediately by Tenant to Landlord.

VI. SECURITY DEPOSIT.

INTENTIONALLY OMITTED.

VIII. SERVICES TO BE FURNISHED BY LANDLORD.

                  A. Subject to the provisions of Article XI below, Landlord, as part of Basic Costs, agrees to furnish Tenant the following services in order to operate and maintain the Building in a first class manner:

                           1. Cold and hot water at those points of supply
provided for general use of tenants in the Building, central heat and air conditioning in season, at such temperatures and in such amounts as are considered by Landlord to be standard for buildings of similar class, size, age and location, or as required by governmental authority; provided, however, heating and air conditioning service at times other than for Normal Business Hours for the Building shall be furnished only upon the request of Tenant delivered to Landlord at the office of the Building prior to 3:00 p.m. at least one Business Day in advance of the date for which such usage is requested. Tenant shall pay Landlord, upon demand as additional rent, the entire cost of additional service as such costs are determined by Landlord from time to time. Cost increases for additional service shall reflect Landlord's increased costs of providing such services. As of the date hereof, Landlord's charge for after hours heating and air conditioning is $45.00 per hour per floor.

                           2. Routine maintenance and electric lighting service
for all Common Areas of the Building in the manner and to the extent deemed by Landlord to be standard for buildings of similar class, size, age and location.

                           3. Janitor service on Business Days; provided,
however, if Tenant's use, floor covering or other improvements require special services, Tenant shall, at Landlord's option, either (i) retain its own contractors (which contractor shall be subject to Landlord's reasonable approval) to do such work or, (ii) pay the additional cost reasonably attributable thereto as additional Rent upon presentation of statements therefor by Landlord. Landlord specifically acknowledges and agrees that Building Standard quality improvements will require no special services.

                           4. Elevator service in common with other tenants of
the Building for ingress and egress to and from the floor of the Premises during Normal Business Hours,


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provided that, subject to Force Majeure, at least one (1) passenger elevator servicing the Premises shall be available for the use of Tenant, twenty-four
(24) hours a day, 365/6 days per year.

                  B. Except as otherwise expressly provided herein, the failure by Landlord to any extent to furnish, or the interruption or termination of these services in whole or in part, resulting from adherence to laws, regulations and administrative orders, wear, use, repairs, improvements, alterations, Force Majeure (as hereinafter defined) or any causes beyond the reasonable control of Landlord shall not render Landlord liable in any respect nor be construed as an eviction of Tenant, nor give rise to an abatement of Rent, nor relieve Tenant from the obligation to fulfill any covenant or agreement hereof. Notwithstanding anything to the contrary contained in this
Section VII.B. if: (i) Landlord ceases to furnish any service in the Building for a period in excess of three (3) consecutive days after Tenant notifies Landlord of such cessation (the "Interruption Notice"), (ii) such cessation does not arise as a result of an act or omission of Tenant, (iii) such cessation is not caused by a fire or other casualty (in which case Article XIX shall control), (iv) the restoration of such service is reasonably within the control of Landlord, and (v) as a result of such cessation, the Premises or a material portion thereof, is rendered untenantable (meaning that Tenant is unable to use the Premises in the normal course of its business) and Tenant in fact ceases to use the Premises, or material portion thereof, then Tenant, as its sole remedy, shall be entitled to receive an abatement of Base Rental and Additional Base Rental payable hereunder during the period beginning on the fourth (4th) consecutive day of such cessation and ending on the day when the service in question has been restored. In the event the entire Premises has not been rendered untenantable by the cessation in service, the amount of abatement that Tenant is entitled to receive shall be prorated based upon the percentage of the Premises so rendered untenantable and not used by Tenant. Should any of the equipment or machinery used in the provision of such services for any cause cease to function properly, Landlord shall use reasonable diligence to repair such equipment or machinery, but except as otherwise expressly provided herein, Tenant shall have no claim for offset or abatement of Rent or damages on account of an interruption in service or resulting therefrom. Landlord's entire obligation with respect to the repair and maintenance of the Premises are set forth above.

                  C. Tenant expressly acknowledges that if Landlord, from time to time, elects to provide security services, Landlord shall not be deemed to have warranted the efficiency of such security personnel, service, procedures or equipment and Landlord shall not be liable in any manner for the failure of any such security personnel, services, procedures or equipment to prevent or control, or apprehend any one suspected of personal injury or property damage in, on or around the Property.

VIII. LEASEHOLD IMPROVEMENTS.

                  A. Except as otherwise specifically provided elsewhere in this Lease or in the Work Letter Agreement, if any, attached hereto as Exhibit C and incorporated herein, all installations and improvements now or hereafter placed on or in the Premises by Landlord shall be for Tenant's account and at Tenant's cost, which cost shall be payable by Tenant to Landlord upon demand as additional Rent.

                  B. Any and all alterations, additions and improvements to the Premises, all attached furniture, attached equipment and non-trade fixtures, specifically excluding items bolted down solely for the purposes of safety in the event of seismic disruption (collectively, "Leasehold Improvements") shall be owned and insured by Landlord and shall remain upon the Premises, all without compensation, allowance or credit to Tenant. Any unattached and movable equipment or furniture, trade fixtures or other personalty of Tenant ("Tenant's Property") shall be owned and insured by Tenant. Landlord may, nonetheless, require Tenant to remove any Leasehold Improvements performed by or for the benefit of Tenant and all electronic, phone and data cabling as are designated by Landlord (the "Required Removables") at Tenant's sole cost. In the event that Landlord so elects, Tenant shall remove such Required Removables on or before the expiration or earlier termination of this Lease and repair any


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damage caused by such removal. If Tenant fails to remove the Required Removables after Landlord's request therefor, Landlord may remove, store or dispose of the Required Removables at Tenant's cost, and repair any damage caused by such removal and Tenant shall pay Landlord as additional Rent hereunder, on demand, all such costs.

IX. GRAPHICS.

Landlord shall provide and install, at Tenant's cost, all letters or numerals on the exterior of the Premises; all such letters and numerals shall be in the standard graphics for the Building and no others shall be used or permitted on the Premises without Landlord's prior written consent.

X. REPAIRS AND ALTERATIONS BY TENANT.

                  A. Except to the extent such obligations are imposed upon Landlord hereunder, Tenant, at its sole cost and expense, shall perform all maintenance and repairs to the Premises as are necessary to keep the same in good condition and repair throughout the entire Lease Term, reasonable wear and tear excepted, provided that subject to the provisions of Article XVII hereof, Tenant shall not be responsible for repairs to the Premises to the extent that any damage is caused by the negligence of Landlord. Tenant's repair and maintenance obligations with respect to the Premises shall include, without limitation, any necessary repairs with respect to (1) any carpet or other floor covering, (2) any interior partitions, (3) any doors, (4) the interior side of any demising walls, (5) any telephone and computer cabling that serves Tenant's equipment exclusively, (6) any supplemental air conditioning units, private showers and kitchens, including any plumbing in connection therewith, and similar facilities serving Tenant exclusively, and (7) any alterations, additions or improvements performed by contractors retained by Tenant. All such shall be performed in accordance with Section X.B below and the rules, policies and procedures reasonably enacted by Landlord from time to time for the performance of work in the Building. If Tenant fails to make any necessary repairs to the Premises, Landlord may, at its option, make such repairs, and Tenant shall pay the cost thereof to the Landlord on demand as Additional Base Rental, together with an administrative charge in an amount equal to ten percent (10%) of the cost of such repairs. Landlord shall, at its expense (except as included in Basic Costs), keep and maintain in good repair and working order and make all repairs to and perform necessary maintenance upon: (a) all structural elements of the Building; and (b) all mechanical, life safety, electrical, Building Standard lighting and bulbs and plumbing systems that serve the Building in general; and (c) the Building facilities common to all tenants including, but not limited to, the ceilings, walls and floors in the Common Area. Notwithstanding the foregoing provisions of this Paragraph X.A to the contrary and subject to the provisions of Article XVII, Landlord specifically agrees to perform as part of Basic Costs, repairs to the Premises if and to the extent that such repairs can be performed by Building personnel within such Building personnel's routine capabilities and during such Building personnel's normal working hours without unreasonably interfering with such Building personnel's performance of their normal responsibilities and provided such repairs neither cause Landlord to incur expense to hire a third party nor cause Landlord to purchase supplies or parts. Notwithstanding the foregoing, Tenant shall be responsible for the cost of any alterations, repairs, changes and additions necessitated by the acts or omissions of Tenant, Tenant's agents, employees and contractors.

                  B. Tenant shall not make or allow to be made any alterations, additions or improvements to the Premises, nor install any vending machines, safes or other heavy property or equipment within the Premises, nor place signs or window coverings on the Premises which are visible from outside the Premises, without first obtaining the written consent of Landlord in each such instance, and, as to vending machines in particular, such consent shall relate solely to issues of location, safety and floor loading. Notwithstanding the foregoing, Landlord's consent shall not be required for any alteration, addition or improvement that satisfies all of the following criteria: 1) costs less than $25,000.00, 2) is of a cosmetic nature such as painting, wallpapering, hanging pictures and installing carpeting, 3) is not visible from the exterior of the Premises or Building, and 4) will not affect the systems or structure of the Building and does not require work to be performed inside the walls or above the ceiling of the Premises; provided that even if consent is not required, Tenant shall still comply with all the other provisions of this Section X.B. Prior to commencing any such work, Tenant must furnish Landlord with plans and specifications; names and addresses of contractors; necessary permits; and evidence of contractor's and subcontractor's insurance in accordance with section XVI.B. hereof. All such improvements, alterations or additions shall be installed in a good workmanlike manner using new materials. Upon completion, Tenant shall furnish "as-built" plans, and full and final waivers of lien and receipted bills covering all labor and materials. All improvements, alterations and additions shall comply with all insurance requirements, codes, ordinances, laws and regulations, including without limitation, the Americans with Disabilities Act. Tenant shall reimburse Landlord upon demand as additional Rent for all sums expended by Landlord for examination of the architectural, mechanical, electric and plumbing plans for any alterations, additions or improvements and for the costs of repairing any damage done to the Building caused by Tenant or Tenant's agents, servants, employees, customers, licensees, or invitees. If Landlord so requests, Tenant shall permit Landlord to supervise construction operations, but no such supervision shall impose any liability upon Landlord. Landlord's supervision and review of Tenant's construction operations shall include, but not be limited to, coordination with Building systems and structure, attention to non-disruption of other tenants, and coordination and scheduling of Tenant's deliveries into the Building. In the event Landlord supervises such construction, Landlord shall be entitled to a supervisory fee in the amount of five percent (5%) of the cost of such construction. Notwithstanding the foregoing, Landlord shall be entitled to neither a supervisory fee nor reimbursement of sums expended by Landlord for review of the plans in connection with the Initial Alterations set forth in Exhibit E hereto. Landlord's approval of Tenant's plans and specifications or supervision of any work performed for or on behalf of Tenant shall not be deemed to be a representation by Landlord that such plans and specifications comply with applicable insurance requirements, building codes, ordinances, laws or regulations.

XI. USE OF ELECTRICAL AND HVAC SERVICES BY TENANT.

                  A. All electricity used by Tenant in the Premises shall be paid for by Tenant through inclusion in Base Rental or Basic Costs. Tenant's use of electrical and heating, ventilating and air conditioning ("HVAC") services furnished by Landlord shall not exceed, either in voltage, rated capacity, use or overall load, 4.0 watts per rentable square foot, which Landlord represents to be standard for the Building. In the event Tenant shall request that it be allowed to consume electrical or HVAC services in excess of that standard for the Building, Landlord may refuse to consent to such usage or may consent upon such conditions as Landlord elects (including the installation of utility service upgrades, submeters, air handlers or cooling units), and all such additional usage (to the extent permitted by law), installation and maintenance thereof shall be paid for by Tenant as additional Rent. Landlord shall have the right to separately meter electrical usage for the Premises at any time during the Lease Term or to use any other method of measuring electrical usage that Landlord, in its reasonable judgment, deems to be appropriate.

                  B. INTENTIONALLY OMITTED.

XII. ENTRY BY LANDLORD.

Landlord and its agents or representatives shall have the right to enter the Premises with reasonable prior notice (and in emergencies at all times, without prior notice, by any means Landlord may deem appropriate, and without liability therefor) to inspect the same, or to show the Premises to prospective purchasers, mortgagees, tenants or insurers, or to clean or make repairs, alterations or additions thereto, including any work that Landlord deems necessary for the safety, protection or preservation of the Building or any occupants thereof, or to facilitate repairs, alterations or additions to the Building or any other tenants premises. Notwithstanding the foregoing, except in emergency situations as determined by Landlord, Landlord shall exercise reasonable efforts (1) not to unreasonably interfere with the conduct of the business of Tenant on the Premises and (2) if entry during Normal Business Hours would unreasonably interfere with

Tenant's business, to affect such entry during hours other than Normal Business Hours, unless such entry is necessitated by the acts or omissions of Tenant or the performance of Landlord's routine obligations hereunder and, by performing such routine work during non-business hours, Landlord would be required to have Building personnel remain in the Building after normal working hours or to pay its contractors overtime. If reasonably necessary for the protection and safety of Tenant and its employees, Landlord shall have the right to temporarily close the Premises to perform repairs, alterations or additions in the Premises, provided that Landlord shall use reasonable efforts to perform all such work on weekends and after Normal Business Hours. Notwithstanding the foregoing, if Landlord temporarily closes the Premises as provided above, Tenant, as its sole remedy, shall be entitled to receive a per diem abatement of Base Rent and Additional Rent during such temporary closure, provided that Tenant shall not be entitled to an abatement if the repairs, alterations and/or additions to be performed are required as a result of (1) anything done by Tenant, its agents, employees or contractors; (2) any activities of Tenant, its agents, employees or contractors in, on or about the Premises; (3) the use of the Premises by Tenant, or (4) a default by Tenant in its maintenance and repair obligations under the Lease. Entry by Landlord hereunder shall not constitute a constructive eviction or entitle Tenant to any abatement or reduction of Rent by reason thereof. Notwithstanding the foregoing, Landlord and its agents and representatives shall not have to provide Tenant with prior notice to perform janitor and cleaning service in the Premises before or after Normal Business Hours.

XIII. ASSIGNMENT AND SUBLETTING.

                  A. Tenant shall not assign, sublease, transfer or encumber this Lease or any interest therein or grant any license, concession or other right of occupancy of the Premises or any portion thereof or otherwise permit the use of the Premises or any portion thereof by any party other than Tenant (any of which events is hereinafter called a "Transfer") without the prior written consent of Landlord, which consent shall not be unreasonably withheld, conditioned or delayed with respect to any proposed assignment or subletting. Landlord's consent shall not be considered unreasonably withheld if: 1. the proposed transferee's financial responsibility does not meet the same criteria Landlord uses to select Building tenants, i.e., the net worth of the proposed transferee shall be equal to or greater than the lesser of Tenant's net worth at the time of this Lease's execution or that of a typical tenant as then required by Landlord at the time of the consent request; 2. the proposed transferee's business is not suitable for the Building considering the business of the other tenants and the Building's prestige or would result in a violation of an exclusive right granted to another tenant in the Building; 3. the proposed use is different than the Permitted Use; 4. the proposed transferee is a government agency or occupant of the Building (provided Landlord will not withhold its consent to a proposed Transfer solely because the proposed Transferee is an occupant of the Building if the Building is at least 90% occupied on the date Landlord receives Tenant's request for consent); or 5. Tenant is in material or monetary default. Notwithstanding the foregoing, Landlord will not withhold its consent solely because the proposed subtenant or assignee is an occupant of the Building if Landlord does not have space available for lease in the Building that is comparable to the space Tenant desires to sublet or assign. For purposes hereof, Landlord shall be deemed to have comparable space if it has space available on any floor of the Building that is approximately the same size as the space Tenant desires to sublet or assign. Notwithstanding anything to the contrary contained herein or in Section XIII.D., Tenant may assign its entire interest under this Lease or sublet the Premises to a wholly owned corporation or controlled subsidiary or parent of Tenant or to any successor to Tenant by purchase, merger, consolidation or reorganization (hereinafter collectively referred to as "Corporate Transfer") without the consent of Landlord, provided:
(i) Tenant is not in material or monetary default under this Lease; (ii) if such proposed transferee is a successor to Tenant by purchase, said proposed transferee shall acquire all or substantially all of the stock or assets of Tenant's business or, if such proposed transferee is a successor to Tenant by merger, consolidation or reorganization, the continuing or surviving corporation shall own all or substantially all of the assets of Tenant; (iii) if such proposed transferee is a successor to Tenant by purchase, consolidation, merger or reorganization, such proposed transferee shall have a net worth which is at least equal to the greater of Tenant's net worth at the date of this Lease or Tenant's net worth at the date of the Transfer; (iv) such proposed transferee operates the business in the Premises for the Permitted Use and no other purpose; and (v) in no event shall any Transfer release or relieve Tenant from any of its obligations under this Lease. Tenant shall give Landlord written notice at least thirty (30) days prior to the effective date of such Corporate Transfer. Landlord acknowledges that as of the date of this Lease Long Beach Acceptance Corporation may occupy the Premises as a permitted user pursuant to the foregoing Corporate Transfer provisions. As used herein, the terms "controlled" or "subsidiary" shall mean a corporate entity wholly owned by Tenant or at least fifty-one percent (51%) of whose voting stock is owned by Tenant.

Tenant acknowledges that the foregoing is not intended to be an exclusive list of the reasons for which Landlord may reasonably withhold its consent to a proposed Transfer. Any attempted Transfer in violation of the terms of this Article shall, at Landlord's option, be void. Consent by Landlord to one or more Transfers shall not operate as a waiver of Landlord's rights as to any subsequent Transfers. In addition, Tenant shall not, without Landlord's consent, publicly offer or advertise the Lease for Transfer in any media. In the event Tenant or anyone acting on behalf of Tenant or with Tenant's knowledge violates the provisions of the foregoing sentence, Landlord, in addition to its other remedies, shall be entitled to seek injunctive relief preventing such action, and Tenant shall be responsible for all costs incurred by Landlord in connection therewith.

                  B. If Tenant requests Landlord's consent to a Transfer, Tenant shall notify Landlord in writing at least 30 days prior to the effective date of the proposed Transfer of the name of the proposed transferee and the nature of the business of the proposed transferee, the term, use, rental rate and all other material terms and conditions of the proposed Transfer, including, without limitation, evidence satisfactory to Landlord that the proposed transferee is financially responsible. Notwithstanding the provisions of Section XIII.A. above, Landlord may, during said 30-day period, 1. consent to or refuse to consent to such Transfer in writing; or 2. negotiate directly with the proposed transferee and (in the event Landlord is able to reach agreement with such proposed transferee) upon execution of a lease with such transferee, terminate this Lease (in part or in whole, as appropriate) upon thirty (30) days' notice; or 3. cancel and terminate this Lease, in whole or in part as appropriate, upon 30 days notice. In the event Landlord consents to any such Transfer, the Transfer shall be in a form approved by Landlord, and Tenant shall bear all reasonable costs and expenses incurred by Landlord in connection with the review and approval of such documentation, which costs and expenses shall not exceed Seven Hundred Fifty Dollars ($750.00).

                  C. Fifty percent (50%) of all cash or other proceeds (the "Transfer Consideration") of any Transfer of Tenant's interest in this Lease and/or the Premises, whether consented to by Landlord or not, shall be paid to Landlord and Tenant hereby assigns all rights it might have or ever acquire in any such proceeds to Landlord. In addition to the Rent hereunder, Tenant hereby covenants and agrees to pay to Landlord fifty percent (50%) of all rent and other consideration which it receives which is in excess of the Rent payable hereunder within ten (10) days following receipt thereof by Tenant. In determining excess rent in connection with an assignment or subletting, Tenant may, on an amortized basis, deduct the following expenditures resulting from such subletting or assignment determined in accordance with generally accepted accounting principles: (1) brokerage and marketing fees; (2) legal fees; (3) construction costs and (4) financial concessions granted in such sublease or assignment. In addition to any other rights Landlord may have, Landlord shall have the right to contact any transferee and require that all payments made pursuant to the Transfer shall be made directly to Landlord.

                  D. INTENTIONALLY OMITTED.

                  E. Any Transfer consented to by Landlord in accordance with this Article XIII shall be only for the Permitted Use and for no other purpose, and in no event shall any Transfer release or relieve Tenant or any Guarantors from any obligations under this Lease.

XIV. LIENS.

Tenant will not permit any mechanic's liens or other liens to be placed upon the Premises or Tenant's leasehold interest therein, the Building, or the real estate associated therewith. Landlord's title to the Building and Property is and always shall be paramount to the interest of Tenant, and nothing herein contained shall empower Tenant to do any act that can, shall or may encumber Landlord's title. In the event any such lien does attach, Tenant shall, within ten (10) Business Days of notice of the filing of said lien, either discharge or bond over such lien to the satisfaction of Landlord and Landlord's Mortgagee (as hereinafter defined), and in such a manner as to stay the enforcement or foreclosure of such lien. If Tenant shall fail to so discharge or bond over such lien, then, in addition to any other right or remedy of Landlord, Landlord may, but shall not be obligated to, discharge the same. Any amount paid by Landlord for any of the aforesaid purposes, including reasonable attorneys fees (if and to the extent permitted by law) shall be paid by Tenant to Landlord on demand as additional Rent.

XV. INDEMNITY AND WAIVER OF CLAIMS.

                  A. Except for losses, liabilities, obligations, damages, penalties, claims, costs, charges and expenses resulting from the negligence of Landlord and/or its agents, employees or contractors, and subject to the provisions of Article XVII hereof, Tenant shall indemnify, defend and hold Landlord, its principals, beneficiaries, partners, officers, directors, agents, employees, and any Mortgagee(s) (collectively the "Landlord Related Parties") harmless against and from all liabilities, obligations, damages, penalties, claims, costs, charges and expenses, including, without limitation, reasonable architects' and attorneys' fees (if and to the extent permitted by law), which may be imposed upon, incurred by, or asserted against Landlord or any of the Landlord Related Parties and arising, directly or indirectly, out of or in connection with the use, occupancy or maintenance of the Premises by, through or under Tenant, and (without limiting the generality of the foregoing) any of the following: 1. any work or thing done in, on or about the Premises or any part thereof by Tenant or any of its transferees, agents, servants, contractors, employees, customers, licensees or invitees; 2. any use, non-use, possession, occupation, condition, operation or maintenance of the Premises or any part thereof; 3. any act or omission of Tenant or any of its transferees, agents, servants, contractors, employees, customers, licensees or invitees, regardless of whether such act or omission occurred within the Premises; 4. any injury or damage to any person or property occurring in, on or about the Premises or any part thereof; or 5. any failure on the part of Tenant to perform or comply with any of the covenants, agreements, terms or conditions contained in this Lease with which Tenant must comply or perform. In case any action or proceeding is brought against Landlord or any of the Landlord Related Parties by reason of any of the foregoing, Tenant shall, at Tenant's sole cost and expense, resist and defend such action or proceeding with counsel approved by Landlord or, at Landlord's option, reimburse Landlord for the cost of any counsel retained directly by Landlord to defend and resist such action or proceeding.

                  B. Landlord and the Landlord Related Parties shall not be liable for, and Tenant waives, all claims for loss or damage to Tenant's business or damage to person or property sustained by Tenant or any person claiming by, through or under Tenant (including Tenant's employees) resulting from any accident or occurrence in, on or about the Premises, the Building or the Property, including, without limitation, claims for loss, theft or damage resulting from: 1. the Premises, Building, or Property, or any equipment or appurtenances becoming out of repair; 2. wind or weather; 3. any defect in or failure to operate, for whatever reason, any sprinkler, heating or air-conditioning equipment, electric wiring, gas, water or steam pipes; 4. broken glass; 5. the backing up of any sewer pipe or downspout; 6. the bursting, leaking or running of any tank, water closet, drain or other pipe; 7. the escape of steam or water; 8. water, snow or ice being upon or coming through the roof, skylight, stairs, doorways, windows, walks or any other place upon or near the Building; 9. the falling of any fixture, plaster, tile or other material; 10. any act, omission or negligence of other tenants, licensees or any other persons or occupants of the Building or of adjoining or contiguous buildings, of owners of adjacent or contiguous property or the public, or by construction of any private, public or quasi-public work; or 11. any other cause of any nature except, as to items 1. - 9., where such loss or damage is due to Landlord's negligence or willful failure to make repairs required to be made pursuant to other provisions of this Lease, after the expiration of a reasonable time after written notice to Landlord of the need for such repairs which written notice shall not be required if Landlord has actual knowledge of the need therefor. To the maximum extent permitted by law, Tenant agrees to use and occupy the Premises, and to use such other portions of the Building as Tenant is herein given the right to use, at Tenant's own risk.

                  C. Except for losses, liabilities, obligations, damages, penalties, claims, costs, charges and expenses resulting from the negligence of Tenant and/or its agents, employees or contractors, and subject to the provisions of Article XVII hereof, Landlord shall indemnify, defend and hold Tenant, its principals, agents and employees (collectively the "Tenant Related Parties") harmless from and against all liabilities, obligations, damages (other than consequential damages), penalties, claims, costs, charges and expenses, including, without limitation, reasonable attorneys' fees, which may be imposed upon, incurred by, or asserted against Tenant or any of the Tenant Related Parties and arising, directly or indirectly, out of or in connection with any of the following:(i) any work or thing done in, on or about the Common Areas or any part thereof by Landlord or any of its agents, contractors or employees; (ii) any use, non-use, possession, occupation, condition, operation, maintenance or management of the Common Areas or any part thereof by Landlord or any of its agents, contractors or employees (iii) any act or omission of Landlord or any of its agents, contractors or employees; and (iv) any injury or damage to any person or property occurring in, on or about the Common Areas or any part thereof; provided, however, that in each case such liability, obligation, damage, penalty, claim, cost, charge or expense results from the negligence of Landlord and/or its agents, employees or contractors.

                  D. Subject to the provisions of Articles X, XXII and XXIII hereof, Tenant and the Tenant Related Parties shall not be liable for, and Landlord waives, all claims for loss or damage to Landlord's business or damage to person or property sustained by Landlord or any person claiming by, through or under Landlord (including Landlord's employees) resulting from any accident or occurrence in, on or about the Premises, the Building or the Property, including, without limitation, claims for loss, theft or damage resulting from:
(1) the Premises, Building, or Property, or any equipment or appurtenances becoming out of repair: (2) wind or weather; (3) any defect in or failure to operate, for whatever reason, any sprinkler, heating or air-conditioning equipment, electric wiring, gas, water or steam pipes; (4) broken glass; (5) the backing up of any sewer pipe or downspout; (6) the bursting, leaking or running of any tank, water closet, drain or other pipe; (7) the escape of steam or water; (8) water, snow or ice being upon or coming through the roof, skylight, stairs, doorways, windows, walks or any other place upon or near the Building;
(9) the falling of any fixture, plaster, tile or other material; (10) any act, omission or negligence of other tenants, licensees or any other persons or occupants of the Building or of adjoining or contiguous buildings, of owners of adjacent or contiguous property or the public, or by construction of any private, public or quasi-public work; or (11) any other cause of any nature except, as to items (1) - (9), where such loss or damage is due to Tenant's negligence or willful failure to make repairs required to be made pursuant to other provisions of this Lease.

XVI. TENANT'S INSURANCE.

                  A. At all times commencing on and after the earlier of the Commencement Date and the date Tenant or its agents, employees or contractors enters the Premises for any purpose, Tenant shall carry and maintain, at its sole cost and expense:

                           1. Commercial General Liability Insurance with a
Broad Form General Liability Endorsement applicable to the Premises and its appurtenances providing, on an occurrence basis, a minimum combined single limit of Two Million Dollars ($2,000,000).

                           2. All Risks of Physical Loss Insurance written at
replacement cost value and with a replacement cost endorsement covering all of Tenant's Property in the Premises.

                           3. Workers Compensation Insurance as required by the
state in which the Premises is located and in amounts as may be required by applicable statute, and Employers Liability Coverage of One Million Dollars ($1,000,000) per occurrence.

                           4. Whenever good business practice, in Landlord's
reasonable judgment, indicates the need of additional insurance coverage or different types of insurance in connection with the Premises or Tenant's use and occupancy thereof, Tenant shall, upon request, obtain such insurance at Tenant's expense and provide Landlord with evidence thereof, except that Landlord shall not require Tenant to obtain additional insurance during the first three (3) years of the Lease Term (and in no event more than two (2) times during the initial Lease Term), unless such additional insurance is, in Landlord's reasonable judgment, necessary due to Tenant's unique use of the Premises.

                  B. Except for items for which Landlord is responsible under the Work Letter Agreement, before any repairs, alterations, additions, improvements, or construction are undertaken by or on behalf of Tenant, Tenant shall carry and maintain, at its expense, or Tenant shall require any contractor performing work on the Premises to carry and maintain, at no expense to Landlord, in addition to worker's compensation insurance as required by the jurisdiction in which the Building is located, All Risk Builders Risk Insurance in the amount of the replacement cost of any alterations, additions or improvements (or such other amount reasonably required by Landlord) and Commercial General Liability Insurance (including, without limitation, Contractor's Liability coverage, Contractual Liability coverage, Completed Operations coverage, a Broad Form Property Damage coverage and Contractor's Protective liability) written on an occurrence basis with a minimum combined single limit of Two Million Dollars ($2,000,000); such limit may be accomplished by means of an umbrella policy.

                  C. Any company writing any insurance which Tenant is required to maintain or cause to be maintained pursuant to the terms of this Lease (all such insurance as well as any other insurance pertaining to the Premises or the operation of Tenant's business therein being referred to as "Tenant's Insurance"), as well as the form of such insurance, shall at all times be subject to Landlord's reasonable approval, and each such insurance company shall have an A.M. Best rating of "A7" or better and shall be licensed and qualified to do business in the state in which the Premises are located. All policies evidencing Tenant's Insurance (except for Workers Compensation) shall specify Tenant and the "owner[s] of the Building and its (or their) respective principals, beneficiaries, partners, officers, directors, employees, agents and mortgagee[s]" (and any other designees of Landlord as the interest of such designees shall appear) as additional insureds. Provided that the coverage afforded Landlord and any designees of Landlord shall not be reduced or otherwise adversely affected, all of Tenant's insurance may be carried under a blanket policy covering the Premises and any other of Tenant's locations. All policies required by this Lease evidencing Tenant's Insurance shall contain endorsements that the insurer(s) will give to Landlord and its designees at least thirty (30) days' advance written notice of any material change affecting Landlord, cancellation, termination or lapse of said insurance. Tenant shall be solely responsible for payment of premiums for all of Tenant's Insurance. Tenant shall deliver to Landlord at least fifteen (15) days prior to the time Tenant's Insurance is first required to be carried by Tenant, and upon renewals at least fifteen (15) days prior to the expiration of any such insurance coverage, a certificate of insurance of all policies procured by Tenant in compliance with its obligations under this Lease. The limits of Tenant's Insurance shall in no event limit Tenant's liability under this Lease.

                  D. Tenant shall not do or fail to do anything in, upon or about the Premises which will: 1. violate the terms of any of Landlord's insurance policies; 2. prevent Landlord from obtaining policies of insurance acceptable to Landlord or any Mortgagees; or 3. result in an increase in the rate of any insurance on the Premises, the Building, any other property of Landlord or of others within the Building. In the event of the occurrence of any of the events set forth in this Section, Tenant shall pay Landlord upon demand, as additional Rent, the cost of the amount of any increase in any such insurance premium. If Tenant fails to obtain the insurance coverage required by this Lease, Landlord may, at its option, obtain such insurance for Tenant, and Tenant shall pay, as additional Rent, the cost of all premiums thereon and all of Landlord's costs associated therewith. Landlord hereby represents that so long as Tenant complies with all of the terms and conditions of this Lease, the use of the Premises for the Permitted Use will not violate any insurance maintained by Landlord, prevent Landlord from obtaining insurance, or result in an increase in the cost of insurance coverage for which Tenant will be responsible (other than through inclusion in Basic Costs).

XVII. SUBROGATION.

Notwithstanding anything set forth in this Lease to the contrary, Landlord and Tenant do hereby waive any and all right of recovery, claim, action or cause of action against the other, their respective principals, beneficiaries, partners, officers, directors, agents, and employees, and, with respect to Landlord, its Mortgagee[s], for any loss or damage that may occur to Landlord or Tenant or any party claiming by, through or under Landlord or Tenant, as the case may be, with respect to their respective property, the Building, the Property or the Premises or any addition or improvements thereto, or any contents therein, by reason of fire, the elements or any other cause, regardless of cause or origin, including the negligence of Landlord or Tenant, or their respective principals, beneficiaries, partners, officers, directors, agents and employees and, with respect to Landlord, its Mortgagee[s], which loss or damage is (or would have been, had the insurance required by this Lease been carried) covered by insurance. Since this mutual waiver will preclude the assignment of any such claim by subrogation (or otherwise) to an insurance company (or any other person), Landlord and Tenant each agree to give each insurance company which has issued, or in the future may issue, its policies of fire, extended coverage or material damage insurance, written notice of the terms of this mutual waiver, and to have such insurance policies properly endorsed, if necessary, to prevent the invalidation of any of the coverage provided by such insurance policies by reason of such mutual waiver. For the purpose of the foregoing waiver, the amount of any deductible applicable to any loss or damage shall be deemed covered by, and recoverable by the insured under the insurance policy to which such deductible relates. In the event that Tenant is permitted to and self-insures any risk which would have been covered by the insurance required to be carried by Tenant pursuant to Article XVI of the Lease, or if Tenant fails to carry any insurance required to be carried by Tenant pursuant to Article XVI of this Lease, then all loss or damage to Tenant, its leasehold interest, its business, its property, the Premises or any additions or improvements thereto or contents thereof shall be deemed covered by and recoverable by Tenant under valid and collectible policies of insurance.

XVIII. LANDLORD'S INSURANCE.

Landlord shall maintain property insurance on the Building in such amounts as Landlord reasonably elects, provided that during the Lease Term Landlord shall maintain so-called "all risk" property insurance covering the Building in an amount equal to the replacement cost thereof (including Leasehold Improvements approved by Landlord) at the time in question. The cost of such insurance shall be included as a part of the Basic Costs, and payments for losses thereunder shall be made solely to Landlord or the Mortgagees of Landlord as their interests shall appear..

XIX. CASUALTY DAMAGE.

If the Premises or any part thereof shall be damaged by fire or other casualty, Tenant shall give prompt written notice thereof to Landlord. In case the Building shall be so damaged that substantial alteration or reconstruction of the Building shall, in Landlord's sole opinion, be required (whether or not the Premises shall have been damaged by such casualty) or in the event the Premises have been damaged and there is less than two (2) years of the Lease Term remaining on the date of such casualty or in the event any Mortgagee should require that the insurance proceeds payable as a result of a casualty be applied to the payment of the mortgage debt or in the event of any material uninsured loss to the Building, Landlord may, at its option, terminate this Lease by notifying Tenant in writing of such termination within ninety (90) days after the date of such casualty. Such termination shall be effective as of the date of fire or casualty, with respect to any portion of the Premises that was rendered untenantable, and the date specified in Landlord's notice, with respect to any portion of the Premises that remained tenantable. If Landlord does not elect to terminate this Lease, Landlord shall commence and proceed with reasonable diligence to restore the Building (provided that Landlord shall not be required to restore any unleased premises in the Building) and the Leasehold Improvements (but excluding any improvements, alterations or additions made by Tenant in violation of this Lease) located within the Premises, if any, which Landlord has insured to substantially the same condition they were in immediately prior to the happening of the casualty. Notwithstanding the foregoing, Landlord's obligation to restore the Building, and the Leasehold Improvements, if any, shall not require Landlord to expend for such repair and restoration work more than the insurance proceeds actually received by the Landlord as a result of the casualty. When repairs to the Premises have been completed by Landlord, Tenant shall complete the restoration or replacement of all Tenant's Property necessary to permit Tenant's reoccupancy of the Premises, and Tenant shall present Landlord with evidence satisfactory to Landlord of Tenant's ability to pay such costs prior to Landlord's commencement of repair and restoration of the Premises. Landlord shall not be liable for any inconvenience or annoyance to Tenant or injury to the business of Tenant resulting in any way from such damage or the repair thereof, except that, subject to the provisions of the next sentence, Landlord shall allow Tenant a fair diminution of Rent on a per diem basis during the time and to the extent the Premises are untenantable. If the Premises or any other portion of the Building is damaged by fire or other casualty resulting from the fault or negligence of Tenant or any of Tenant's agents, employees, or contractors, the Rent hereunder shall not be diminished during any period during which the Premises, or any portion thereof, is untenantable, and Tenant shall be liable to Landlord for the cost of the repair and restoration of the Building caused thereby to the extent such cost and expense is not covered by insurance proceeds. Landlord and Tenant hereby waive the provisions of any law from time to time in effect during the Lease Term relating to the effect upon leases of partial or total destruction of leased property. Landlord and Tenant agree that their respective rights in the event of any damage to or destruction of the Premises shall be those specifically set forth herein.

XX. DEMOLITION.

INTENTIONALLY OMITTED

XXI. CONDEMNATION.

If 1. the whole or any substantial part of the Premises or 2. any portion of the Building or Property which would leave the remainder of the Building unsuitable for use as an office building comparable to its use on the Commencement Date, shall be taken or condemned for any public or quasi-public use under governmental law, ordinance or regulation, or by right of eminent domain, or by private purchase in lieu thereof, then Landlord may, at its option, terminate this Lease effective as of the date the physical taking of said Premises or said portion of the Building or Property shall occur. Notwithstanding the foregoing, if the whole or any substantial part of the Premises shall be taken or condemned for any public or quasi-public use under governmental law, ordinance or regulation, or by right of eminent domain, or by private purchase in lieu thereof, Tenant shall also have the right to terminate this Lease effective as of the date the physical taking of the Premises occurs. Such right to terminate shall be exercised by written notice to Landlord within thirty (30) days after the date on which Tenant is first notified of the taking. In the event this Lease is not terminated, the Rentable Area of the Building, the Rentable Area of the Premises and Tenant's Pro Rata Share shall be appropriately adjusted. In addition, Rent for any portion of the Premises so taken or condemned shall be abated during the unexpired term of this Lease effective when the physical taking of said portion of the Premises shall occur. All compensation awarded for any such taking or condemnation, or sale proceeds in lieu thereof, shall be the property of Landlord, and Tenant shall have no claim thereto, the same being hereby expressly waived by Tenant, except for any portions of such award or proceeds which are specifically allocated by the condemning or purchasing party for the taking of or damage to trade fixtures of Tenant, which Tenant specifically reserves to itself, provided, however, Tenant may file a claim at its sole cost and expense and receive an award for the Tenant's Property and Tenant's reasonable relocation expenses, provided the filing of such claim does not adversely affect or diminish the award which would otherwise have been received by Landlord had Tenant not filed such a claim and received such award.

XXII. EVENTS OF DEFAULT.

The following events shall be deemed to be events of default under this Lease:

                  A. Tenant shall fail to pay when due any Base Rental, Additional Base Rental or other Rent under this Lease (hereinafter sometimes referred to as a "Monetary Default") and such failure shall continue for five
(5) days after delivery of notice to Tenant.

                  B. Any failure by Tenant (other than a Monetary Default) to comply with any term, provision or covenant of this Lease, which failure is not cured within twenty (20) days after delivery to Tenant of notice of the occurrence of such failure (or such longer period of time as may be reasonably necessary to cure (not to exceed 60 days), provided that Tenant commences to cure such default within twenty (20) days after notice from Landlord and, from time to time upon request of Landlord, furnishes Landlord with evidence that demonstrates, in Landlord's reasonable judgment, that Tenant is diligently pursuing a course that will remedy such failure), provided that if any such failure creates a hazardous condition, such failure must be cured immediately.

                  C. Tenant shall become insolvent, or shall make a transfer in fraud of creditors, or shall commit an act of bankruptcy or shall make an assignment for the benefit of creditors, or Tenant shall admit in writing its inability to pay its debts as they become due.

                  D. Tenant shall file a petition under any section or chapter of the United States Bankruptcy Code, as amended, pertaining to bankruptcy, or under any similar law or statute of the United States or any State thereof, or Tenant shall be adjudged bankrupt or insolvent in proceedings filed against Tenant thereunder; or a petition or answer proposing the adjudication of Tenant as a debtor or its reorganization under any present or future federal or state bankruptcy or similar law shall be filed in any court and such petition or answer shall not be discharged or denied within sixty (60) days after the filing thereof.

                  E. A receiver or trustee shall be appointed for all or substantially all of the assets of Tenant or of the Premises or of any of Tenant's property located thereon in any proceeding brought by Tenant, or any such receiver or trustee shall be appointed in any proceeding brought against Tenant and shall not be discharged within sixty (60) days after such appointment or Tenant shall consent to or acquiesce in such appointment.

                  F. The leasehold estate hereunder shall be taken on execution or other process of law or equity in any action against Tenant.

                  G. INTENTIONALLY OMITTED.

                  H. Tenant shall fail to take possession of and occupy the Premises within thirty (30) days following the Commencement Date, for the Permitted Use as set forth in Paragraph IV hereof.

                  I. The liquidation, termination, dissolution, forfeiture of right to do business or death of Tenant.

                  J. Tenant shall be in default beyond any notice and cure period under any other lease with Landlord.

XXIII. REMEDIES.

                  A. Upon the occurrence of any event or events of default under this Lease, whether enumerated in Article XXII or not, Landlord shall have the option to pursue any one or more of the following remedies without any notice (except as expressly prescribed herein or imposed by applicable law) or demand whatsoever:

                  1. Terminate this Lease and Tenant's right to possession of the Premises by giving written notice to Tenant, and recover from Tenant an award of damages equal to the sum of the following:

                           (a) The Worth at the Time of Award of the unpaid Rent
which had been earned at the time of termination;

                           (b) The Worth at the Time of Award of the amount by
which the unpaid Rent which would have been earned after termination until the time of award exceeds the amount of such Rent loss that Tenant affirmatively proves could have been reasonably avoided;

                           (c) The Worth at the Time of Award of the amount by
which the unpaid Rent for the balance of the Term after the time of award exceeds the amount of such Rent loss that Tenant affirmatively proves could be reasonably avoided;

                           (d) Any other amount necessary to compensate Landlord
for all the detriment either proximately caused by Tenant's failure to perform Tenant's obligations under this Lease or which in the ordinary course of things would be likely to result therefrom; and

                           (e) All such other amounts in addition to or in lieu
of the foregoing as may be permitted from time to time under applicable law.


                           The "Worth at the Time of Award" of the amounts
referred to in parts (a) and (b) above, shall be computed by allowing interest at the rate specified in Article V.B., and the "Worth at the Time of Award" of the amount referred to part (c), above, shall be computed by discounting such amount at the discount rate of the Federal Reserve Bank of San Francisco at the time of award plus one percent (1%);

                  2. Employ the remedy described in California Civil Code
Section 1951.4 (Landlord may continue this Lease in effect after Tenant's breach and abandonment and recover Rent as it becomes due, if Tenant has right to sublet or assign, subject only to reasonable limitations); or

                  3. Notwithstanding Landlord's exercise of the remedy described in California Civil Code Section 1951.4 in respect of an event or events of default, at such time thereafter as Landlord may elect in writing, to terminate this Lease and Tenant's right to possession of the Premises and recover an award of damages as provided above in part 1.

                  B. The subsequent acceptance of Rent hereunder by Landlord shall not be deemed to be a waiver of any preceding breach by Tenant of any term, covenant or condition of this Lease, other than the failure of Tenant to pay the particular Rent so accepted, regardless of Landlord's knowledge of such preceding breach at the time of acceptance of such Rent. No waiver by Landlord of any breach hereof shall be effective unless such waiver is in writing and signed by Landlord.

                  C. TENANT HEREBY WAIVES ANY AND ALL RIGHTS CONFERRED BY
SECTION 3275 OF THE CIVIL CODE OF CALIFORNIA AND BY SECTIONS 1174 (C) AND 1179 OF THE CODE OF CIVIL PROCEDURE OF CALIFORNIA AND ANY AND ALL OTHER LAWS AND RULES OF LAW FROM TIME TO TIME IN EFFECT DURING THE TERM PROVIDING THAT TENANT SHALL HAVE ANY RIGHT TO REDEEM, REINSTATE OR RESTORE THIS LEASE FOLLOWING ITS TERMINATION BY REASON OF TENANT'S BREACH.

                  D. No right or remedy herein conferred upon or reserved to Landlord is intended to be exclusive of any other right or remedy, and each and every right and remedy shall be cumulative and in addition to any other right or remedy given hereunder or now or hereafter existing by agreement, applicable law or in equity. In addition to other remedies provided in this Lease, Landlord shall be entitled, to the extent permitted by applicable law, to injunctive relief, or to a decree compelling performance of any of the covenants, agreements, conditions or provisions of this Lease, or to any other remedy allowed to Landlord at law or in equity. Forbearance by Landlord to enforce one or more of the remedies herein provided upon an event of default shall not be deemed or construed to constitute a waiver of such default.

                  E. This Article XXIII shall be enforceable to the maximum extent such enforcement is not prohibited by applicable law, and the unenforceability of any portion thereof shall not thereby render unenforceable any other portion.

                  F. Landlord agrees to use reasonable efforts to mitigate damages, provided that such reasonable efforts shall not require Landlord to relet the Premises in preference to any other space in the Building or to relet the Premises to any party that Landlord could reasonably reject as a transferee pursuant to Article XIII hereof.

XXIV. LIMITATION OF LIABILITY.

NOTWITHSTANDING ANYTHING TO THE CONTRARY CONTAINED IN THIS LEASE, THE LIABILITY OF LANDLORD (AND OF ANY SUCCESSOR LANDLORD HEREUNDER) TO TENANT SHALL BE LIMITED TO THE INTEREST OF LANDLORD IN THE BUILDING, AND TENANT AGREES TO LOOK SOLELY TO LANDLORD'S INTEREST IN THE BUILDING FOR THE RECOVERY OF ANY JUDGMENT OR AWARD AGAINST THE LANDLORD, IT BEING INTENDED THAT LANDLORD SHALL NOT BE PERSONALLY LIABLE FOR ANY JUDGMENT OR DEFICIENCY. TENANT HEREBY COVENANTS THAT, PRIOR TO THE FILING OF ANY SUIT FOR AN ALLEGED DEFAULT BY LANDLORD HEREUNDER, IT SHALL GIVE LANDLORD AND ALL MORTGAGEES WHOM TENANT HAS BEEN NOTIFIED HOLD MORTGAGES OR DEED OF TRUST LIENS ON THE PROPERTY, BUILDING OR PREMISES NOTICE AND REASONABLE TIME TO CURE SUCH ALLEGED DEFAULT BY LANDLORD. IN ADDITION, TENANT ACKNOWLEDGES THAT EQUITY OFFICE HOLDINGS, LLC AND EQUITY OFFICE PROPERTIES, LLC ARE ACTING SOLELY IN THEIR CAPACITY AS AGENT FOR LANDLORD AND SHALL NOT BE LIABLE FOR ANY OBLIGATIONS, LIABILITIES, LOSSES OR DAMAGES ARISING OUT OF OR IN CONNECTION WITH THIS LEASE, ALL OF WHICH ARE EXPRESSLY WAIVED BY TENANT AS AGAINST EQUITY OFFICE HOLDINGS, LLC AND EQUITY OFFICE PROPERTIES, LLC ONLY.

XXV. NO WAIVER.

Failure of Landlord to declare any default immediately upon its occurrence, or delay in taking any action in connection with an event of default shall not constitute a waiver of such default, nor shall it constitute an estoppel against Landlord, but Landlord shall have the right to declare the default at any time and take such action as is lawful or authorized under this Lease. Failure by Landlord to enforce its rights with respect to any one default shall not constitute a waiver of its rights with respect to any subsequent default. Receipt by Landlord of Tenant's keys to the Premises shall not constitute an acceptance or surrender of the Premises.

XXVI. EVENT OF BANKRUPTCY.

In addition to, and in no way limiting the other remedies set forth herein, Landlord and Tenant agree that if Tenant ever becomes the subject of a voluntary or involuntary bankruptcy, reorganization, composition, or other similar type proceeding under the federal bankruptcy laws, as now enacted or hereinafter amended, then:

                  A. "Adequate protection" of Landlord's interest in the Premises pursuant to the provisions of Section 361 and 363 (or their successor sections) of the Bankruptcy Code, 11 U.S.C. Section 101 et seq., (such Bankruptcy Code as amended from time to time being herein referred to as the "Bankruptcy Code"), prior to assumption and/or assignment of the Lease by Tenant shall include, but not be limited to all (or any part) of the following:

                           1. the continued payment by Tenant of the Base
Rental and all other Rent due and owing hereunder and the performance of all other covenants and obligations hereunder by Tenant;

                           2. the hiring of security guards to protect the
Premises if Tenant abandons and/or ceases operations; such obligation of Tenant only to be effective so long as Tenant remains in possession and control of the Premises to the exclusion of Landlord;

                           3. the furnishing of an additional/new security
deposit by Tenant in the amount of three (3) times the then-current monthly Base Rental.

                  B. "Adequate assurance of future performance" by Tenant and/or any assignee of Tenant pursuant to Bankruptcy Code Section 365 will include (but not be limited to) payment of an additional/new Security Deposit in the amount of three (3) times the then-current Base Rental payable hereunder.

                  C. Any person or entity to which this Lease is assigned pursuant to the provisions of the Bankruptcy Code, shall be deemed without further act or deed to have assumed all of the obligations of Tenant arising under this Lease on and after the effective date of such assignment. Any such assignee shall, upon demand by Landlord, execute and deliver to Landlord an instrument confirming such assumption of liability.

                  D. Notwithstanding anything in this Lease to the contrary, all amounts payable by Tenant to or on behalf of the Landlord under this Lease, whether or not expressly denominated as "Rent", shall constitute "rent" for the purposes of Section 502(b) (6) of the Bankruptcy Code.

                  E. If this Lease is assigned to any person or entity pursuant to the provisions of the Bankruptcy Code, any and all monies or other considerations payable or otherwise to be delivered to Landlord (including Base Rentals and other Rent hereunder), shall be and remain the exclusive property of Landlord and shall not constitute property of Tenant or of the bankruptcy estate of Tenant. Any and all monies or other considerations constituting Landlord's property under the preceding sentence not paid or delivered to Landlord shall be held in trust by

Tenant or Tenant's bankruptcy estate for the benefit of Landlord and shall be promptly paid to or turned over to Landlord.

                  F. If Tenant assumes this Lease and proposes to assign the same pursuant to the provisions of the Bankruptcy Code to any person or entity who shall have made a bona fide offer to accept an assignment of this Lease on terms acceptable to the Tenant, then notice of such proposed offer/assignment, setting forth 1. the name and address of such person or entity, 2. all of the terms and conditions of such offer, and 3. the adequate assurance to be provided Landlord to assure such person's or entity's future performance under the Lease, shall be given to Landlord by Tenant no later than twenty (20) days after receipt by Tenant, but in any event no later than ten (10) days prior to the date that Tenant shall make application to a court of competent jurisdiction for authority and approval to enter into such assumption and assignment, and Landlord shall thereupon have the prior right and option, to be exercised by notice to Tenant given at any time prior to the effective date of such proposed assignment, to accept an assignment of this Lease upon the same terms and conditions and for the same consideration, if any, as the bona fide offer made by such persons or entity, less any brokerage commission which may be payable out of the consideration to be paid by such person for the assignment of this Lease.

                  G. To the extent permitted by law, Landlord and Tenant agree that this Lease is a contract under which applicable law excuses Landlord from accepting performance from (or rendering performance to) any person or entity other than Tenant within the meaning of Sections 365(c) and 365(e) (2) of the Bankruptcy Code.

XXVII. QUIET ENJOYMENT.

Tenant shall, and may peacefully have, hold, and enjoy the Premises, subject to the other terms of this Lease (including, without limitation, Article XXX hereof), provided that Tenant pays the Rent herein recited to be paid by Tenant and performs all of Tenant's covenants and agreements herein contained. This covenant and any and all other covenants of Landlord shall be binding upon Landlord and its successors only during its or their respective periods of ownership of the Landlord's interest hereunder.

XXVIII. RELOCATION.

INTENTIONALLY OMITTED.

XXIX. HOLDING OVER.

In the event of holding over by Tenant after expiration or other termination of this Lease or in the event Tenant continues to occupy the Premises after the termination of Tenant's right of possession pursuant to Articles XXII and XXIII hereof, occupancy of the Premises subsequent to such termination or expiration shall be that of a tenancy at sufferance and in no event for month-to-month or year-to-year, but Tenant shall, throughout the entire holdover period, pay rent (on a per month basis without reduction for any partial months during any such holdover) equal to 150% the sum of the Base Rental and Additional Base Rental due for the period immediately preceding such holding over, provided if the holding over continues for more than sixty
(60) days, effective as of the sixty-first day, holdover rent shall increase to 200% of the sum of the Base Rental and Additional Base Rental due for the period immediately preceding such holding over, and further, provided that in no event shall Base Rental and Additional Base Rental during the holdover period be less than the fair market rental for the Premises. No holding over by Tenant or payments of money by Tenant to Landlord after the expiration of the term of this Lease shall be construed to extend the Lease Term or prevent Landlord from recovery of immediate possession of the Premises by summary proceedings or otherwise. Tenant shall be liable to Landlord for all damage, including any consequential damage, which Landlord may suffer by reason of any holding over by Tenant, and Tenant shall indemnify Landlord against any and all claims made by any other tenant or prospective tenant against

Landlord for delay by Landlord in delivering possession of the Premises to such other tenant or prospective tenant.

XXX. SUBORDINATION TO MORTGAGES.

Tenant accepts this Lease subject and subordinate to any mortgage, deed of trust, ground lease or other lien hereafter arising upon the Premises, or upon the Building and/or the Property and to any renewals, modifications, refinancings and extensions thereof (any such mortgage, deed of trust, lease or other lien being hereinafter referred to as a "Mortgage", and the person or entity having the benefit of same being referred to hereinafter as a "Mortgagee"); provided, however, any subordination of this Lease is conditioned upon Tenant and such Mortgagee entering into a Subordination, Non-disturbance and Attornment Agreement on such Mortgagee's then current standard form of agreement (copies of which are attached hereto as Exhibit I) and is subject to the terms of any non-disturbance, subordination and attornment agreement that may be in effect. Tenant agrees that any such Mortgagee shall have the right at any time to subordinate such Mortgage to this Lease on such terms and subject to such conditions as such Mortgagee may deem appropriate in its discretion. This clause shall be self-operative and no further instrument of subordination shall be required. However, Landlord is hereby irrevocably vested with full power and authority to subordinate this Lease to any Mortgage, and Tenant agrees upon demand to execute such further instruments subordinating this Lease, acknowledging the subordination of this Lease or attorning to the holder of any such Mortgage as Landlord may request. Landlord shall not be required to incur any cost, expense or liability to obtain such agreement, it being agreed that Tenant shall be responsible for any fee or review costs charged by the mortgagee. Upon request of Landlord, Tenant will execute the mortgagees form of non-disturbance, subordination and attornment agreement and return the same to Landlord for execution by the mortgagee. Landlord's failure to obtain a non-disturbance, subordination and attornment agreement for Tenant shall have no effect on the rights, obligations and liabilities of Landlord and Tenant or be considered to be a default by Landlord hereunder. The terms of this Lease are subject to approval by the Landlord's existing lender(s) and any lender(s) who, at the time of the execution of this Lease, have committed or are considering committing to Landlord to make a loan secured by all or any portion of the Property, and such approval is a condition precedent to Landlord's obligations hereunder. In the event that Tenant should fail to execute any subordination or other agreement required by this Article promptly as requested, Tenant hereby irrevocably constitutes Landlord as its attorney-in-fact to execute such instrument in Tenant's name, place and stead, it being agreed that such power is one coupled with an interest in Landlord and is accordingly irrevocable. If any person shall succeed to all or part of Landlord's interests in the Premises whether by purchase, foreclosure, deed in lieu of foreclosure, power of sale, termination of lease or otherwise, and if and as so requested or required by such successor-in-interest, Tenant shall, without charge, attorn to such successor-in-interest. Tenant agrees that it will from time to time upon request by Landlord and, within five days of the date of such request, execute and deliver to such persons as Landlord shall request an estoppel certificate or other similar statement in recordable form certifying that this Lease is unmodified and in full force and effect (or if there have been modifications, that the same is in full force and effect as so modified), stating the dates to which Rent and other charges payable under this Lease have been paid, stating that Landlord is not in default hereunder (or if Tenant alleges a default stating the nature of such alleged default) and further stating such other matters as Landlord shall reasonably require.

XXXI. ATTORNEY'S FEES.

In the event that Landlord should retain counsel and/or institute any suit against Tenant for violation of or to enforce any of the covenants or conditions of this Lease, or should Tenant institute any suit against Landlord for violation of any of the covenants or conditions of this Lease, or should either party intervene in any suit in which the other is a party to enforce or protect its interest or rights hereunder, the prevailing party in any such suit shall be entitled to all of its costs, expenses and reasonable fees of its attorney(s) (if and to the extent permitted by law) in connection therewith.

XXXII. NOTICE.

Whenever any demand, request, approval, consent or notice ("Notice") shall or may be given to either of the parties by the other, each such Notice shall be in writing and shall be sent by registered or certified mail with return receipt requested, or sent by overnight courier service (such as Federal Express) at the respective addresses of the parties for notices as set forth in Section I.A.6. of this Lease, provided that if Tenant has vacated the Premises or is in default of this Lease Landlord may serve Notice by any manner permitted by Law. Any Notice under this Lease delivered by registered or certified mail shall be deemed to have been given and effective on the earlier of (a) the third day following the day on which the same shall have been mailed with sufficient postage prepaid or (b) the delivery date indicated on the return receipt. Notice sent by overnight courier service shall be deemed given and effective upon the day after such notice is delivered to or picked up by the overnight courier service. Either party may, at any time, change its Notice Address by giving the other party Notice stating the change and setting forth the new address.

XXXIII. LANDLORD'S LIEN.

INTENTIONALLY OMITTED. The deletion of this Article XXXIII shall not be construed as a waiver of Landlord's lien rights as provided by law.

XXXIV. EXCEPTED RIGHTS.

This Lease does not grant any rights to light or air over or about the Building. Landlord specifically excepts and reserves to itself the use of any roofs, the exterior portions of the Premises, all rights to and the land and improvements below the improved floor level of the Premises, the improvements and air rights above the Premises and the improvements and air rights located outside the demising walls of the Premises, and such areas within the Premises as are required for installation of utility lines and other installations required to serve any occupants of the Building and the right to maintain and repair the same, and no rights with respect thereto are conferred upon Tenant unless otherwise specifically provided herein. Landlord further reserves to itself the right from time to time: A. to change the Building's name or street address; provided that Landlord shall use reasonable efforts to provide Tenant with at least sixty (60) days prior notice with respect to a change in the Building's street address that will prohibit Tenant from receiving mail at the current address. Landlord shall reimburse Tenant for the cost of replacing all business stationery on hand (not to exceed a two month's supply) at the effective date of such change; B. to install, fix and maintain signs on the exterior and interior of the Building, C. to designate and approve window coverings; D. to make any decorations, alterations, additions, improvements to the Building, or any part thereof (including the Premises) which Landlord shall desire, or deem necessary for the safety, protection, preservation or improvement of the Building, or as Landlord may be required to do by law; E. to have access to the Premises to perform its duties and obligations and to exercise its rights under this Lease; F. to retain at all times and to use pass-keys to all locks within and into the Premises; G. to approve the weight, size, or location of heavy equipment, articles in and about the Premises; H. to close or restrict access to the Building at all times other than Normal Business Hours subject to Tenant's right to admittance at all times under such regulations as Landlord may prescribe from time to time, or to close (temporarily or permanently) any of the entrances to the Building, provided that Landlord, subject to a temporary closure pursuant to Article XIX hereof, shall always provide Tenant with suitable ingress and egress to and from the Premises; I. to change the arrangement and/or location of entrances of passageways, doors and doorways, corridors, elevators, stairs, toilets and public parts of the Building; and J. to grant to anyone the exclusive right to conduct any business or undertaking in the Building. Landlord, in accordance with Article XII hereof, shall have the right to enter the Premises in connection with the exercise of any of the rights set forth herein and such entry into the Premises and the performance of any work therein shall not constitute a constructive eviction or entitle Tenant to any abatement or reduction of Rent by reason thereof.

XXXV. SURRENDER OF PREMISES.

At the expiration or earlier termination of this Lease or Tenant's right of possession hereunder, Tenant shall quit and surrender the Premises to Landlord, broom clean, and in good order, condition and repair, ordinary wear and tear excepted. If Tenant fails to remove any of Tenant's Property within three (3) days after the termination of this Lease or Tenant's right to possession hereunder, such Tenant's Property, or any portion thereof designated by Landlord, shall at Landlord's option, and without notice to Tenant, (a) be conclusively presumed to have been abandoned by Tenant and title to such items shall pass to Landlord, and/or (b) be removed and/or stored by Landlord at the risk, cost and expense of Tenant and Landlord shall in no event be responsible for the value, preservation or safekeeping thereof. Tenant shall pay Landlord, upon demand, any and all expenses caused by such removal and all storage charges against such property so long as the same shall be in the possession of Landlord or under the control of Landlord.

XXXVI. MISCELLANEOUS.

                  A. If any term or provision of this Lease, or the application thereof to any person or circumstance shall, to any extent, be invalid or unenforceable, the remainder of this Lease, or the application of such term or provision to persons or circumstances other than those as to which it is held invalid or unenforceable, shall not be affected thereby, and each term and provision of this Lease shall be valid and enforced to the fullest extent permitted by law.

                  B. Tenant agrees not to record this Lease or any memorandum hereof without Landlord's prior written consent.

                  C. This Lease and the rights and obligations of the parties hereto shall be interpreted, construed, and enforced in accordance with the laws of the state in which the Building is located.

                  D. Events of "Force Majeure" shall include strikes, riots, acts of God, shortages of labor or materials and war. Whenever a period of time is herein prescribed for the taking of any action by Landlord or Tenant, as the case may be, other than the payment of Rent or any other sums due hereunder, such party shall not be liable or responsible for, and there shall be excluded from the computation of such period of time, any delays due to events of Force Majeure.

                  E. Landlord shall have the right to transfer and assign, in whole or in part, all of its rights and obligations hereunder and in the Building and Property referred to herein, and in such event and upon such transfer Landlord shall be released from any further obligations hereunder, and Tenant agrees to look solely to such successor in interest of Landlord for the performance of such obligations.

                  F. Tenant hereby represents to Landlord that it has dealt directly with and only with the Broker as a broker in connection with this Lease. Tenant agrees to indemnify and hold Landlord and the Landlord Related Parties harmless from all claims of any brokers claiming to have represented Tenant in connection with this Lease. Landlord agrees to indemnify and hold Tenant harmless from all claims of any brokers claiming to have represented Landlord in connection with this Lease

                  G. If there is more than one Tenant, or if the Tenant is comprised of more than one person or entity, the obligations hereunder imposed upon Tenant shall be joint and several obligations of all such parties. All notices, payments, and agreements given or made by, with or to any one of such persons or entities shall be deemed to have been given or made by, with or to all of them.

                  H. In the event Tenant is a corporation (including any form of professional association), partnership (general or limited), or other form of organization other than an individual, then Tenant hereby covenants, warrants and represents: 1. that each individual executing or attesting this Lease on behalf of Tenant is duly authorized to execute or attest and deliver this Lease on behalf of Tenant in accordance with the organizational documents of Tenant; 2. that this Lease is binding upon Tenant; 3. that Tenant is duly organized and legally existing in the state of its organization, and is qualified to do business in the state in which the Premises is located; 4. that upon request, Tenant will provide Landlord with true and correct copies of all organizational documents of Tenant, and any amendments thereto; and 5. that the execution and delivery of this Lease by Tenant will not result in any breach of, or constitute a default under any mortgage, deed of trust, lease, loan, credit agreement, partnership agreement or other contract or instrument to which Tenant is a party or by which Tenant may be bound.

                  I. Tenant acknowledges that the financial capability of Tenant to perform its obligations hereunder is material to Landlord and that Landlord would not enter into this Lease but for its belief, based on its review of Tenant's financial statements, that Tenant is capable of performing such financial obligations. Tenant hereby represents, warrants and certifies to Landlord that its financial statements previously furnished to Landlord were at the time given true and correct in all material respects and that there have been no material subsequent changes thereto as of the date of this Lease.

                  J. Except as expressly otherwise herein provided, with respect to all required acts of Tenant and Landlord, time is of the essence of this Lease. This Lease shall create the relationship of Landlord and Tenant between the parties hereto, and no estate shall pass out of Landlord. Tenant has only a usufruct, not subject to purchase or sale, which may not be assigned by Tenant except as expressly provided in this Lease.

                  K. This Lease and the covenants and conditions herein contained shall inure to the benefit of and be binding upon Landlord and Tenant and their respective permitted successors and assigns.

                  L. Notwithstanding anything to the contrary contained in this Lease, the expiration of the Lease Term, whether by lapse of time or otherwise, shall not relieve Tenant from Tenant's obligations accruing prior to the expiration of the Lease Term.

                  M. The headings and titles to the paragraphs of this Lease are for convenience only and shall have no effect upon the construction or interpretation of any part hereof.

                  N. This Lease is a sublease under and is subject to the provisions of that certain ground lease dated July 1, 1994, by and between ZML-Orange Limited Partnership, as Ground Lessor, and Angelview Investors Limited Partnership, as Ground Lessee (the "Ground Lease"). Said Ground Lease may from time to time be amended. If there shall be any conflict between the provisions of the Ground Lease, as it may be amended, and the provisions of this Lease, then the provisions of the Ground Lease shall control.

                  0. LANDLORD HAS DELIVERED A COPY OF THIS LEASE TO TENANT FOR TENANT'S REVIEW ONLY, AND THE DELIVERY HEREOF DOES NOT CONSTITUTE AN OFFER TO TENANT OR OPTION. THIS LEASE SHALL NOT BE EFFECTIVE UNTIL AN ORIGINAL OF THIS LEASE EXECUTED BY BOTH LANDLORD AND TENANT AND AN ORIGINAL GUARANTY, IF ANY, EXECUTED BY EACH GUARANTOR IS DELIVERED TO AND ACCEPTED BY LANDLORD, AND THIS LEASE HAS BEEN APPROVED BY LANDLORD'S MORTGAGEES, IF REQUIRED.

XXXVII. ENTIRE AGREEMENT

This Lease Agreement, including the following Exhibits:

                  EXHIBIT A    -   Outline and Location of Premises

                  Exhibit A-2  -   Outline and Location of Project

                  EXHIBIT B-1  -   Schedule of Base Rental

                  EXHIBIT B-2  -   Payment of Basic Costs

                  EXHIBIT C    -   Work Letter Agreement - INTENTIONALLY OMITTED

                  EXHIBIT D    -   Rules and Regulations

                  EXHIBIT E    -   Additional Terms

                  EXHIBIT F    -   Parking Agreement

                  EXHIBIT G    -   Guaranty of Lease - INTENTIONALLY OMITTED

                  EXHIBIT H    -   Summary of Outstanding Environmental Issues

                  EXHIBIT I    -   Subordination Non-Disturbance and Attornment
                                   Agreement Forms

constitutes the entire agreement between the parties hereto with respect to the subject matter of this Lease. TENANT EXPRESSLY ACKNOWLEDGES AND AGREES THAT LANDLORD HAS NOT MADE AND IS NOT MAKING, AND TENANT, IN EXECUTING AND DELIVERING THIS LEASE, IS NOT RELYING UPON, ANY WARRANTIES, REPRESENTATIONS, PROMISES OR STATEMENTS, EXCEPT TO THE EXTENT THAT THE SAME ARE EXPRESSLY SET FORTH IN THIS LEASE. ALL UNDERSTANDINGS AND AGREEMENTS HERETOFORE MADE BETWEEN THE PARTIES ARE MERGED IN THIS LEASE WHICH ALONE FULLY AND COMPLETELY EXPRESSES THE AGREEMENT OF THE PARTIES, NEITHER PARTY RELYING UPON ANY STATEMENT OR REPRESENTATION NOT EMBODIED IN THIS LEASE. THIS LEASE MAY BE MODIFIED ONLY BY A WRITTEN AGREEMENT SIGNED BY LANDLORD AND TENANT. LANDLORD AND TENANT EXPRESSLY AGREE THAT THERE ARE AND SHALL BE NO IMPLIED WARRANTIES OF

MERCHANTABILITY, HABITABILITY, SUITABILITY, FITNESS FOR A PARTICULAR PURPOSE OR OF ANY OTHER KIND ARISING OUT OF THIS LEASE, ALL OF WHICH ARE HEREBY WAIVED BY TENANT, AND THAT THERE ARE NO WARRANTIES WHICH EXTEND BEYOND THOSE EXPRESSLY SET FORTH IN THIS LEASE.

     IN WITNESS WHEREOF, Landlord and Tenant have executed this Lease in multiple original counterparts as of the day and year first above written.

WITNESS/ATTEST                      LANDLORD: ANGELVIEW INVESTORS LIMITED
                                    PARTNERSHIP, an Illinois limited partnership
/s/ Frank R. Campbell
----------------------------
                                    BY:   EQUITY OFFICE HOLDINGS, LLC, as agent
Name (Print): Frank Campbell
              --------------
                                    By: /s/ Richard J. Berk
----------------------------           --------------------

Name (Print):                       Name: Richard J. Berk
             ---------------
                                    Title: Senior Vice-President, Asset
                                           Management

WITNESS/ATTEST                      TENANT: LONG BEACH MORTGAGE
                                    COMPANY, a Delaware corporation

/s/ Del Dillingham
----------------------------

Name (Print): Del Dillingham        By: /s/ Gail Davis
             ---------------           ----------------------

----------------------------        Name: Gail Davis

Name (Print):                       Title: Vice President, Director of
             ---------------               Administrative Services

/s/ Del Dillingham
----------------------------

Name (Print): Del Dillingham        By: /s/ Jon Daurio
             ---------------           -------------------------

-----------------------------       Name: Jon Daurio


Name (Print):                       Title: Vice President and Corporate Counsel
             ---------------

                                    EXHIBIT A

                                   PREMISES A

                                   Page 1 of 3

         This Exhibit is attached to and made a part of the Lease dated September 13, 1996 by and between ANGELVIEW INVESTORS LIMITED PARTNERSHIP, an Illinois limited partnership ("Landlord") by Equity Office Holdings, LLC, its agent and LONG BEACH MORTGAGE COMPANY, a Delaware corporation ("Tenant") for space in the Building located at 500 North State College Boulevard, Orange, California.

                             Suite Nos. 200 and 210
             Rentable Area 9,246 sq. ft. (Usable Area 8,008 sq. ft.)
                       Commencement Date: November 1, 1996




                                  [DIAGRAM OF AREA]

                                   EXHIBIT A

                                   PREMISES B

                                  Page 2 of 3

         This Exhibit is attached to and made a part of the Lease dated September 13, 1996 by and between ANGELVIEW INVESTORS LIMITED PARTNERSHIP, an Illinois limited partnership ("Landlord") by Equity Office Holdings, LLC, its agent and LONG BEACH MORTGAGE COMPANY, a Delaware corporation ("Tenant") for space in the Building located at 500 North State College Boulevard, Orange, California.

                                  Suite No. 250
             Rentable Area 6,138 sq. ft. (Usable Area 5,265 sq. ft.)
                   Target Commencement Date: January 15, 1997




                                  [DIAGRAM OF AREA]

                                    EXHIBIT A

                                   PREMISES C

                                   Page 3 of 3

     This Exhibit is attached to and made a part of the Lease dated September 13, 1996 by and between ANGELVIEW INVESTORS LIMITED PARTNERSHIP, an Illinois limited partnership ("Landlord") by Equity Office Holdings, LLC, its agent and LONG BEACH MORTGAGE COMPANY, a Delaware corporation ("Tenant") for space in the Building located at 500 North State College Boulevard, Orange, California.

                             Suite Nos. 220 and 230
             Rentable Area 3,553 sq. ft. (Usable Area 3,124 sq. ft.)
                     Target Commencement Date: June 15, 1997





                                  [DIAGRAM OF AREA]

                                   EXHIBIT A-2

                         OUTLINE AND LOCATION OF PROJECT




                                  [DIAGRAM OF AREA]

                                   EXHIBIT B-1

                             SCHEDULE OF BASE RENTAL

         This Exhibit is attached to and made a part of the Lease dated September 13, 1996 by and between ANGELVIEW INVESTORS LIMITED PARTNERSHIP, an Illinois limited partnership ("Landlord") by Equity Office Holdings, LLC., its agent and LONG BEACH MORTGAGE COMPANY, a Delaware corporation ("Tenant") for space in the Building located at 500 North State College Boulevard, Orange, California.

         A. Tenant shall pay Landlord the sum of One Million Seven Hundred Twenty Seven Thousand One Hundred Eighty and 99/100 Dollars ($1,727,180.99) as Base Rental for the Lease Term in monthly installments as follows (except to the extent such schedule is adjusted as provided below):

             1. Two (2) equal monthly installments of $13,869.00 each payable on or before the first day of each month during the period beginning November 1, 1996, and ending December 31, 1996, provided that the installment of Base Rental for the first full calendar month of the Lease Term shall be payable upon the execution of this Lease by Tenant.

             2. One (1) installment of $18,918.09 each payable on or before the first day of the month for the period beginning January 1, 1997, and ending January 31, 1997.

             3. Four (4) equal monthly installments of $23,076.00 each payable on or before the first day of each month during the period beginning February 1, 1997, and ending May 31, 1997.

             4. One (1) installment of $25,918.40 payable on or before the first day of the month for the period beginning June 1, 1997, and ending June 30, 1997.

             5. Fifty-five (55) equal monthly installments of $28,405.50 each payable on or before the first day of each month during the period beginning July 1, 1997, and ending January 31, 2002

         B. Landlord and Tenant acknowledge that the foregoing schedule is based on the assumption that the Lease Term for Premises B will commence on January 15, 1997 and the Lease term for Premises C will commence on June 15, 1997. If the Lease Terms do not commence on the assumed Commencement Dates, the beginning and ending dates set forth above with respect to the payment of any installment(s) of Base Rental shall be appropriately adjusted on a per diem basis and set forth in Commencement Letters to be prepared by Landlord.

In the event that the Base Rental rate adjusts (up or down) on any day other than the first day of the month, Base Rental for the month on which such adjustment occurs shall be determined based on the number of days in such month for which each particular base rental rate is applicable.

     IN WITNESS WHEREOF, Landlord and Tenant have executed this Exhibit in multiple original counterparts as of the day and year first above written.

WITNESS/ATTEST                     LANDLORD: ANGELVIEW INVESTORS LIMITED
                                   PARTNERSHIP, an Illinois limited partnership
/s/ Frank R. Campbell
-------------------------------
                                   BY:  EQUITY OFFICE HOLDINGS, LLC, as agent
Name (Print): Frank Campbell
             ------------------
                                   By: /s/ Richard J. Berk
-------------------------------       ------------------------------------

Name (Print):                      Name: Richard J. Berk
             ------------------
                                   Title: Senior Vice-President, Asset
                                          Management

WITNESS/ATTEST                     TENANT: LONG BEACH MORTGAGE
                                   COMPANY, a Delaware corporation
/s/ Del Dillingham
-------------------------------

Name (Print): Del Dillingham       By: /s/ Gail Davis
             ------------------       ------------------------------------

                                   Name: Gail Davis
-------------------------------

Name (Print):                      Title: Vice President, Director of
             ------------------           Administrative Services

/s/ Del Dillingham

Name (Print): Del Dillingham       By: /s/ Jon Daurio
             ------------------       -------------------------------------

                                   Name: Jon Daurio
-------------------------------

Name (Print):                      Title: Vice President and Corporate Counsel
             -------------------

                                   EXHIBIT B-2

                             PAYMENT OF BASIC COSTS

         This Exhibit is attached to and made a part of the Lease dated September 13, 1996 by and between ANGELVIEW INVESTORS LIMITED PARTNERSHIP, an Illinois limited partnership ("Landlord") by Equity Holdings, LLC, Inc., its agent and LONG BEACH MORTGAGE COMPANY, a Delaware corporation ("Tenant") for space in the Building located at 500 North State College Boulevard, Orange, California.

         BASIC COST ADJUSTMENT. During each calendar year, or portion thereof, falling within the Lease Term, Tenant shall pay to Landlord as Additional Base Rental hereunder Tenant's Pro Rata Share of the amount, if any, by which Basic Costs (as defined below) for the applicable calendar year exceed the Basic Costs for the Base Year (the "Excess"). For purposes hereof, the "Base Year" shall mean the calendar year 1996 for Premises A, and shall mean the calendar year 1997 for Premises B and Premises C. Prior to the Commencement Date and prior to January 1 of each calendar year during the Lease Term, or as soon thereafter as practical, Landlord shall make a good faith estimate of the Excess for the applicable calendar year. On or before the first day of each month during such calendar year, Tenant shall pay Landlord, as Additional Base Rental, a monthly installment equal to one-twelfth of Tenant's Pro Rata Share of Landlord's estimate of the Excess. Landlord shall have the right from time to time during any such calendar year to revise the estimate of the Excess for such year and provide Tenant with a revised statement therefor, and thereafter the amount Tenant shall pay each month shall be based upon such revised estimate. If Landlord does not provide Tenant with an estimate of the Excess by January 1 of any calendar year, Tenant shall continue to pay a monthly installment based on the previous year's estimate until such time as Landlord provides Tenant with an estimate of the Excess for the current year. Upon receipt of such current year's estimate, an adjustment shall be made for any month during the current year with respect to which Tenant paid monthly installments of Additional Base Rental based on the previous years estimate of the Excess. Tenant shall pay Landlord for any underpayment upon demand. Any overpayment less than an amount equal to one month's adjusted Additional Base Rental shall be refunded to Tenant in the form of a credit against the installment of Additional Base Rental due for the month immediately following the furnishing of such estimate; any overpayment in an amount in excess of one month's adjusted Additional Base Rental shall, at Tenant's option, be refunded to Tenant. Any amounts paid by Tenant based on any estimate shall be subject to adjustment pursuant to Paragraph A below, when actual Basic Costs are determined for such calendar year.

         A. BASIC COSTS RECONCILIATION. As soon as is practical following the end of each calendar year during the Lease Term, Landlord shall furnish to Tenant a statement of Landlord's actual Basic Costs and the actual Excess for the previous calendar year. Landlord shall use reasonable efforts to furnish such statement on or before June 1st of each year. If for any calendar year the Additional Base Rental collected for the prior year, as a result of Landlord's estimate of Basic Costs, is in excess of Tenant's actual Pro Rata Share of the Excess for such prior year, then Landlord shall refund to Tenant any overpayment less than an amount equal to one month's then current rent in the form of a credit against Base Rental next coming due; any overpayment in an amount in excess of one month's then current rent shall, at Tenant's option, be refunded to Tenant. Likewise, Tenant shall pay to Landlord, on demand, any underpayment with respect to the prior year, whether or not the Lease has terminated prior to receipt by Tenant of a statement for such underpayment, it being understood that this clause shall survive the expiration of the Lease.

         B. BASIC COSTS DEFINED. Basic Costs shall mean all direct and indirect costs and expenses paid or incurred in each calendar year in connection with operating, maintaining, repairing, and managing the Building, the Property and the Project (inclusive of the Exterior Common Areas), including, without limitation, the following:

                  (i) All labor costs for all persons performing services required or utilized in connection with the operation, repair and maintenance of and control of access to the Building and the Property, including but not limited to amounts incurred for wages, salaries and other compensation for services, payroll, social security, unemployment and other similar taxes, workmen's compensation insurance, uniforms, disability benefits, pensions, hospitalization, retirement plans, group insurance or any other similar or like expenses incurred under the provisions of any collective bargaining agreement.

                  (ii) All management fees, the cost of maintaining a management office at the Project, and all fees for accounting services, legal fees not attributable to leasing and collection activity and other administrative costs relating to the Building, the Property, or the Project.

                  (iii) All rental and/or purchase costs of materials, supplies, hand tools and equipment used in the operation, repair, replacement and maintenance and the control of access to the Building, the Property, or the Project.

                  (iv) All amounts charged to Landlord by contractors and/or suppliers for services, materials, equipment and supplies furnished in connection with the operation, repair, maintenance, replacement of and control of access to any part of the Building, Property, or Project generally, including the heating, air conditioning, ventilating, plumbing, electrical, elevator and other systems.

                  (v) All premiums and deductibles paid by Landlord for fire and extended coverage insurance, earthquake and extended coverage insurance, liability and extended coverage insurance, rental loss insurance, elevator insurance, boiler insurance and other insurance customarily carried from time to time by lessors of comparable office buildings or required to be carried by Landlord's Mortgagee.

                  (vi) Charges for all utilities, including but not limited to water, electricity, gas and sewer, but excluding those charges for which tenants are individually responsible.

                  (vii) Taxes, including (i) all real estate taxes and assessments on the Project, Property, the Building or the Premises, and taxes and assessments levied in substitution or supplementation in whole or in part of such taxes, (ii) all personal property taxes for the Building's or Project's personal property, including license expenses, (iii) all taxes imposed on services of Landlord's agents and employees, (iv) all sales, use or other tax, excluding state and/or federal income tax, now or hereafter imposed by any governmental authority upon Rent received by Landlord, (v) all other taxes, fees or assessments now or hereafter levied by any governmental authority on the Project, the Property, the Building or its contents or on the operation and use thereof (except as relate to specific tenants), and
(vi) all costs and fees incurred in connection with seeking reductions in or refunds in Taxes when prudent owners of comparable office buildings would have sought same, which costs shall include, without limitation, any costs incurred by Landlord to challenge the tax valuation of the Building or the Project, but excluding income taxes. Notwithstanding the foregoing to the contrary, if, the Building or Property is reassessed pursuant to Proposition 13 as a result of a sale, hypothecation, improvement, or other transfer or any other reason other than the acquisition of the Building by Angleview Investors Limited Partnership, for purposes of calculating Tenant's Pro Rata Share of Basic Costs, the increase in the real estate tax portion of Taxes resulting from such reassessment (the "Increase") shall be limited, if at all during and following the year of reassessment in accordance with the following schedule:

Lease Period (from and                                        Percentage of Pass-Through
after the Premises A                                          for Lease Period
Commencement Date)
months 1 thru 25                                                            0%
25 thru 36                                                                 33%
37 thru 48                                                                 66%
48 thru 60                                                                100%
Renewals or Extensions
of Lease Term, if any                                                     100%

Such limitation shall not apply to any subsequent sale, reassessment or transfer during the initial Lease Term or to any sale, reassessment or transfer during the Renewal Term or any subsequent extension of the Lease Term.

                  (viii) All landscape expenses and costs of repairing, resurfacing and striping of the parking areas of the Building, Property, or Project, if any.

                  (ix) Cost of all maintenance service agreements, including those for equipment, alarm service, window cleaning, drapery or venetian blind cleaning, janitorial services, pest control, uniform supply, landscaping, and any parking equipment.

                  (x) Cost of all other repairs, replacements and general maintenance of the Project, Property, Building neither specified above nor directly billed to tenants.

                  (xi) The amortized cost of capital improvements made to the Building, the Property, or the Project which are primarily for the purpose of reducing operating expense costs or otherwise improving the operating efficiency of the Property, Building, or Project, or which are required to comply with any laws, rules or regulations of any governmental authority, the cost of such items to be amortized over a period of at least five (5) years. Such amortization shall be in accordance with generally accepted accounting principles and shall, at Landlord's option, include interest at a rate that is reasonably equivalent to the interest rate that Landlord would be required to pay to finance the cost of the capital improvement in question as of the date such capital improvement is performed. Notwithstanding the foregoing, the portion of the annual amortized costs to be included in Basic Costs in any calendar year with respect to a capital improvement which is intended to reduce expenses or improve the operating efficiency of the Property, Project or Building shall equal the lesser of: a) such annual amortized costs; and b) the projected annual amortized reduction in expenses for that portion of the useful life of the capital improvement which falls within the Lease Term (based on the total cost savings for such period, as reasonably estimated by Landlord). Notwithstanding anything the foregoing, Basic Costs shall not include the cost of any capital improvements that are required to correct work that, when initially performed by Landlord, was performed in violation of the then existing laws, rules or regulations governing the performance of such work.

         C. "Exterior Common Areas" shall mean those areas of the Property or Project which are not located within the Building and which are provided and maintained for the use and benefit of Landlord and tenants of the Building generally and the employees, invitees and licensees of Landlord and such tenants, including, without limitation, any parking garage, plaza, roads, sidewalks and landscapes.

         D. EXCLUSIONS FROM BASIC COSTS. Basic Costs shall not include the cost of capital improvements (except as above set forth), depreciation, interest (except as provided above with respect to the amortization of capital improvements), lease commissions, and principal payments on mortgage and other non-operating debts of Landlord. Basic Costs shall also exclude:

         1) Repairs or other work occasioned by (i) fire, windstorm, or other casualty of the type which Landlord has insured (to the extent that Landlord has received insurance proceeds and provided that the amount of any deductible paid by Landlord shall be included in Basic Costs), or (ii) the exercise of the right of eminent domain (to the extent that such repairs or other work are covered by the proceeds of the award, if any, received by Landlord);

         2) Leasing commissions, brochures, marketing supplies, attorney's fees, costs, and disbursements and other expenses incurred in connection with negotiation of leases with prospective tenants;

         3) Rental concessions granted to specific tenants and expenses incurred in renovating or otherwise improving or decorating, painting, or redecorating space for specific tenants, other than ordinary repairs and maintenance provided to all tenants;

         4) Landlord's costs of electricity and other services sold or provided to tenants in the Building and for which Landlord is entitled to be reimbursed by such tenants as a separate additional charge or rental over and above the base rental or additional base rental payable under the lease with such tenant;

         5) Overhead and profit increment paid to subsidiaries or other affiliates of Landlord for services on or to the Project, Property, Building or Premises to the extent only that the costs of such services exceed the competitive cost for such services rendered by persons or entities of similar skill, competence and experience.

         6) All items (including repairs) and services for which Tenant or other tenants pay directly to third parties or for which Tenant or other tenants reimburse Landlord (other than through Basic Costs);

         7) Advertising and promotional expenditures;

         8) Costs incurred in connection with the sale, financing, refinancing, mortgaging or sale of the Building, Property or Project, including brokerage commissions, attorneys' and accoutants' fees, closing costs, title insurance premiums, transfer taxes and interest charges;

         9) Costs, fines, interest, penalties, legal fees or costs of litigation incurred due to the late payments of taxes, utility bills and other costs incurred by Landlord's failure to make such payments when due unless such failure is due to Landlord's good faith and reasonable efforts in contesting the amount of such payments;

         10) Costs incurred by Landlord for trustee's fees, partnership organizational expenses and accounting fees to the extent relating to Landlord's general corporate overhead and general administrative expenses;

         11) Any penalties or liquidated damages that Landlord pays to Tenant under this Lease or to any other tenants in the Development under their respective leases;

         12) Attorney's fees, costs and disbursements and other expenses incurred in connection with negotiations or disputes with tenants or other occupants of the Building, Property or Project, or with prospective tenants (other than attorney's fees, costs and disbursements and other expenses incurred by Landlord in seeking to enforce Building rules and regulations).

         13) any payments under a ground lease or master lease relating to the Building, Property or Project.

         E. OCCUPANCY. Notwithstanding any language in the Lease seemingly to the contrary, if the Building is not ninety-five percent (95%) occupied during any calendar year of the Lease Term, actual Basic Costs for purposes of this Exhibit B-2 shall, be determined as if the Building had been ninety-five percent (95%) occupied during such year. If the Building is between 95% and 100% occupied during any calendar year of the Lease Term, actual Basic Costs for purposes of this Exhibit B-2 shall be determined upon the actual level of occupancy during such year.

         IN WITNESS WHEREOF, Landlord and Tenant have executed this Exhibit in multiple original counterparts as of the day and year first above written.

WITNESS/ATTEST                     LANDLORD: ANGELVIEW INVESTORS LIMITED
                                   PARTNERSHIP, an Illinois limited partnership

                                   BY: EQUITY OFFICE HOLDINGS, LLC, as agent
/s/ Frank R. Campbell
--------------------------------

Name (Print): Frank Campbell
             -------------------
                                   By: /s/ Richard J. Berk
--------------------------------      -----------------------------------

Name (Print):                      Name: Richard J. Berk
             -------------------

                                   Title: Senior Vice-President, Asset
                                          Management

WITNESS/ATTEST                     TENANT: LONG BEACH MORTGAGE
                                   COMPANY, a Delaware corporation
/s/ Del Dillingham
--------------------------------

Name (Print): Del Dillingham       By: /s/ Gail Davis
             -------------------      -----------------------------------

--------------------------------   Name: Gail Davis

Name (Print):                      Title: Vice President, Director of
             -------------------          Administrative Services

/s/ Del Dillingham

Name (Print): Del Dillingham       By: Jon Daurio
             -------------------      -----------------------------------

                                   Name: Jon Daurio
--------------------------------

Name (Print):                      Title: Vice President and Corporate Counsel
             -------------------

                                    EXHIBIT C

                                   WORK LETTER

                              INTENTIONALLY OMITTED

                                    EXHIBIT D

                         BUILDING RULES AND REGULATIONS

         This Exhibit is attached to and made a part of the Lease dated September 13, 1996 by and between ANGELVIEW INVESTORS LIMITED PARTNERSHIP, an Illinois limited partnership ("Landlord") by Equity Office Holdings, LLC., its agent and LONG BEACH MORTGAGE COMPANY, a Delaware corporation ("Tenant") for space in the Building located at 500 North State College Boulevard, Orange, California.

         The following rules and regulations shall apply, where applicable, to the Premises, the Building, the parking garage associated therewith (if any), the Property and the appurtenances thereto:

         1. Sidewalks, doorways, vestibules, halls, stairways and other similar areas shall not be obstructed by Tenant or used by Tenant for any purpose other than ingress and egress to and from the Premises. No rubbish, litter, trash, or material of any nature shall be placed, emptied, or thrown in those areas. At no time shall Tenant permit Tenant's employees to loiter in common areas or elsewhere in or about the Building or Property.

         2. Plumbing fixtures and appliances shall be used only for the purposes for which designed, and no sweepings, rubbish, rags or other unsuitable material shall be thrown or placed therein. Damage resulting to any such fixtures or appliances from misuse by Tenant or its agents, employees or invitees, shall be paid for by Tenant, and Landlord shall not in any case be responsible therefor.

         3. No signs, advertisements or notices shall be painted or affixed on or to any windows, doors or other parts of the Building, except those of such color, size, style and in such places as shall be first approved in writing by Landlord. No nails, hooks or screws shall be driven or inserted into any part of the Premises or Building except by the Building maintenance personnel, nor shall any part of the Building be defaced by Tenant.

         4. Landlord may provide and maintain in the first floor (main lobby) of the Building an alphabetical directory board listing all Tenants, and no other directory shall be permitted unless previously consented to by Landlord in writing.

         5. Tenant shall not place any additional lock or locks on any door in the Premises or Building without Landlord's prior written consent. A reasonable number of keys to the locks on the doors in the Premises shall be furnished by Landlord to Tenant at the cost of Tenant, and Tenant shall not have any duplicate keys made. All keys shall be returned to Landlord at the expiration or earlier termination of this Lease.

         6. Tenant will refer to Landlord for Landlord's supervision, approval, and control all contractors, contractor's representatives, and installation technicians rendering any service to Tenant, before performance of any contractual service. Such supervisory action by Landlord shall not render Landlord responsible for any work performed for Tenant. This provision shall apply to all work performed in the Building, including but not limited to the installation of telephones, computer wiring, cabling, equipment, electrical devices, attachments and installations of any nature. Tenant shall be solely responsible for complying with all applicable laws, codes and ordinances pursuant to which said work shall be performed.

         7. Movement in or out of the Building of furniture or office equipment, or dispatch or receipt by Tenant of any merchandise or materials which require the use of freight elevators, stairways, lobby areas, or loading dock areas, shall be restricted to hours designated by Landlord. Tenant must seek Landlord's prior approval by providing in writing a detailed listing of any such activity. If approved by Landlord, such activity shall be under the supervision of


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Landlord and performed in the manner stated by Landlord. Landlord may prohibit any article, equipment or any other item from being brought into the Building. Tenant is to assume all risk for damage to articles moved and injury to any persons resulting from such activity. If any equipment, property, and/or personnel of Landlord or any of any other tenant is damaged or injured as a result of or in connection with such activity, Tenant shall be solely liable for any and all damage or loss resulting therefrom.

         8. Landlord shall have the power to prescribe the weight and position of safes and other heavy equipment or items, which in all cases shall not in the opinion of Landlord exceed acceptable floor loading and weight distribution requirements. All damage done to the Building by the installation or removal of any property of Tenant, or done by Tenant's property while in the Building, shall be repaired at the expense of Tenant.

         9. Corridor doors, when not in use, shall be kept closed.

         10. Tenant shall not: (i) make or permit any improper, objectionable or unpleasant noises or odors in the Building, or otherwise interfere in any unreasonable way with other tenants or persons having business with them; (ii) solicit business from other Building tenants or distribute, or cause to be distributed, in any portion of the Building other than the Premises any handbills, promotional materials or other advertising; or (iii) conduct or permit any other activities in the Building that might constitute a nuisance.

         11. No animals, except seeing eye dogs, shall be brought into or kept in, on or about the Premises.

         12. Subject to the provisions of paragraph 12 B of Exhibit E hereto, no inflammable, explosive or dangerous fluid or substance shall be used or kept by Tenant in the Premises or Building. Tenant shall not, without Landlord's prior written consent, use, store, install, spill, remove, release or dispose of within or about the Premises or any other portion of the Property, any asbestos-containing materials or any solid, liquid or gaseous material now or hereafter considered toxic or hazardous under the provisions of 42 U.S.C.
Section 9601 et seq. or any other applicable environmental law which may now or hereafter be in effect. If Landlord does give written consent to Tenant pursuant to the foregoing sentence, Tenant shall comply with all applicable laws, rules and regulations pertaining to and governing such use by Tenant, and shall remain liable for all costs of cleanup or removal in connection therewith.

         13. Tenant shall not use or occupy the Premises in any manner or for any purpose which would injure the reputation or impair the present or future value of the Premises or the Building; without limiting the foregoing, Tenant shall not use or permit the Premises or any portion thereof to be used for lodging, sleeping or for any illegal purpose.

         14. Tenant shall not take any action which would violate Landlord's labor contracts, if any, affecting the Building or which would cause any work stoppage, picketing, labor disruption or dispute, or any interference with the business of Landlord or any other tenant or occupant of the Building or with the rights and privileges of any person lawfully in the Building. Tenant shall take any actions necessary to resolve any such work stoppage, picketing, labor disruption, dispute or interference and shall have pickets removed and, at the request of Landlord, immediately terminate at any time any construction work being performed in the Premises giving rise to such labor problems, until such time as Landlord shall have given its written consent for the resumption of such work. Tenant shall have no claim for damages of any nature against Landlord or any of the Landlord Related Parties in connection therewith, nor shall the date of the commencement of the Term be extended as a result thereof.

         15. In the case of any unique or excessive infestation in the Premises caused by Tenant, Tenant shall utilize the termite and pest extermination service designated by Landlord to control termites and pests in the Premises. Tenant shall bear the cost and expense of such extermination services, provided that Tenant shall not be obligated to pay more for its


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participation in such termite and pest extermination services than the prevailing competitive rates charged by reputable independent termite and pest control exterminators for the same service on a direct and individual basis.

         16. Tenant shall not install, operate or maintain in the Premises or in any other area of the Building, any electrical equipment which does not bear the U/L (Underwriters Laboratories) seal of approval, or which would overload the electrical system or any part thereof beyond its capacity for proper, efficient and safe operation as determined by Landlord, taking into consideration the overall electrical system and the present and future requirements therefor in the Building. Tenant shall not furnish any cooling or heating to the Premises, including, without limitation the use of any electronic or gas heating devices, without Landlord's prior written consent.

         17. Tenant shall not operate or permit to be operated on the Premises any coin or token operated vending machine or similar device (including, without limitation, telephones, lockers, toilets, scales, amusement devices and machines for sale of beverages, foods, candy, cigarettes or other goods), except for those vending machines or similar devices which are for the sole and exclusive use of Tenant's employees.

         18. Bicycles and other vehicles are not permitted inside or on the walkways outside the Building, except in those areas specifically designated by Landlord for such purposes.

         19. Landlord may from time to time adopt appropriate systems and procedures for the security or safety of the Building, its occupants, entry and use, or its contents. Tenant, Tenant's agents, employees, contractors, guests and invitees shall comply with Landlord's reasonable requirements relative thereto.

         20. Landlord shall have the right to prohibit the use of the name of the Building or any other publicity by Tenant that in Landlord's opinion may tend to impair the reputation of the Building or its desirability for Landlord or other tenants. Upon written notice from Landlord, Tenant will refrain from and/or discontinue such publicity immediately.

         21. Tenant shall carry out Tenant's permitted repair, maintenance, alterations, and improvements. in the Premises only during times agreed to in advance by Landlord and in a manner which will not interfere with the rights of other tenants in the Building.

         22. Canvassing, soliciting, and peddling in or about the Building is prohibited. Tenant shall cooperate and use its best efforts to prevent the same.

         23. At no time shall Tenant permit or shall Tenant's agents, employees, contractors, guests, or invitees smoke in any common area of the Building, unless such common area has been declared a designated smoking area by Landlord.

         24. Tenant shall observe Landlord's rules with respect to maintaining standard window coverings at all windows in the Premises so that the Building presents a uniform exterior appearance. Tenant shall ensure that to the extent reasonably practicable, window coverings are closed on all windows in the Premises while they are exposed to the direct rays of the sun.

         25. All deliveries to or from the Premises shall be made only at such times, in the areas and through the entrances and exits designated for such purposes by Landlord. Tenant shall not permit the process of receiving deliveries to or from the Premises outside of said areas or in a manner which may interfere with the use by any other tenant of its premises or of any common areas, any pedestrian use of such area, or any use which is inconsistent with good business practice.


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         26. The work of cleaning personnel shall not be hindered by Tenant after 6:00 p.m., and such cleaning work may be done at any time when the offices are vacant. Subject to the provisions of Article XII, windows, doors and fixtures may be cleaned at any time. Tenant shall provide adequate waste and rubbish receptacles necessary to prevent unreasonable hardship to Landlord regarding cleaning service.

         IN WITNESS WHEREOF, Landlord and Tenant have executed this Exhibit in multiple original counterparts as of the day and year first above written.

WITNESS/ATTEST                     LANDLORD: ANGELVIEW INVESTORS LIMITED
                                   PARTNERSHIP, an Illinois limited partnership

/s/ Frank R. Campbell
--------------------------------
                                   BY: EQUITY OFFICE HOLDINGS, LLC, as agent

Name (Print): Frank Campbell
              ------------------

--------------------------------   By: /s/ Richard J. Berk
                                       -----------------------------------------
Name (Print):                      Name: Richard J. Berk
              ------------------
                                   Title: Senior Vice-President, Asset
                                          Management

WITNESS/ATTEST                     TENANT: LONG BEACH MORTGAGE
                                   COMPANY, a Delaware corporation
/s/ Del Dillingham
--------------------------------

Name (Print):   Del Dillingham     By: /s/ Gail Davis
              ------------------       -----------------------------------------

--------------------------------   Name: Gail Davis

Name (Print):                      Title: Vice President, Director of
              ------------------          Administrative Services

/s/ Del Dillingham
--------------------------------

Name (Print):   Del Dillingham     By: /s/ Jon Daurio
              ------------------       -----------------------------------------

--------------------------------   Name: Jon Daurio

Name (Print):                      Title: Vice President and Corporate Counsel
              ------------------


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                                    EXHIBIT E

                                ADDITIONAL TERMS

         This Exhibit is attached to and made a part of the Lease dated September 13, 1996 by and between ANGELVIEW INVESTORS LIMITED PARTNERSHIP, an Illinois limited partnership ("Landlord") by Equity Office Holdings, LLC., its agent and LONG BEACH MORTGAGE COMPANY, a Delaware corporation ("Tenant") for space in the Building located at 500 North State College Boulevard, Orange, California.

1.       INITIAL ALTERATIONS.

         A. Subject to the provisions of Article III.C., Tenant, upon the full and final execution of this Lease and delivery of the Premises or applicable portions thereof, shall have the right to perform alterations and improvements in the Premises (the "Initial Alterations"). Notwithstanding the foregoing, Tenant and its contractors shall not have the right to perform Initial Alterations in the Premises unless and until Tenant has complied with all of the terms and conditions of Article X.B. of this Lease, including, without limitation, approval by Landlord of the final plans for the Initial Alterations and the contractors to be retained by Tenant to perform such Initial Alterations. Landlord agrees that Landlord will not prevent Tenant from commencing demolition work within the Premises on the basis that final plans for the Initial Alterations have not been submitted to Landlord for approval or approved by Landlord. Landlord makes no representation or warranty as to governmental rules, regulations or procedures with regard thereto. Landlord agrees to respond promptly to any requests by Tenant for approval of its contractors, plans or any changes thereto in order to facilitate the performance of the Initial Alterations by Tenant. Landlord specifically agrees to respond within five (5) Business Days to a request by Tenant for review of the plans. Landlord's approval of the plans and any revisions thereto or Landlord's supervision or performance of any work on behalf of Tenant shall not be deemed to be a representation by Landlord that such plans or any revisions thereto comply with applicable insurance requirements, building codes, ordinances, laws or regulations, or that the improvements constructed in accordance with plans and any revisions thereto will be adequate for Tenant's use.

         B. Landlord, provided that delivery of the applicable portion of the Premises has occurred, and provided further that Tenant is not in material or monetary default after the expiration of applicable cure periods, agrees to contribute (the "Work Allowance") an amount not to exceed Two Hundred Forty Two Thousand and Fifty and 00/100's Dollars ($242,050.00) as follows: (i) $120,120.00 (i.e. $15.00 per usable square foot) for Premises A; (ii) $78,975.00 (i.e. $15.00 per usable square foot) for Premises B; and (iii) $42,955.00 (i.e. $13.75 per usable square foot) for Premises C, toward the cost of performing Initial Alterations in the Premises, the cost of preparing design and construction documents for the Initial Alterations, the cost of permits, installation of fire, life safety and garbage disposal equipment, signage, cabling, wiring, engineering, non-trade fixturation, and the cost of preparing mechanical and electrical plans for the Initial Alterations. Landlord shall be entitled to deduct from the Work Allowance an amount sufficient to reimburse Landlord for its actual out-of-pocket costs in connection with additional security after-hours HVAC, and additional cleaning costs during Tenant's construction of the Initial Alterations and move-in. Landlord shall not be entitled to receive a supervision fee in connection with the performance of the Initial Alterations.

         C. The Work Allowance, shall be paid to Tenant in accordance with the following procedures:

            1. The cost of performing the Initial Alterations to the Premises or applicable portion thereof, less a ten percent (10%) retainage (which retainage shall be payable as part of the final draw) shall be paid to Tenant fifty percent (50%) within thirty (30) days after Tenant's commencement of construction of the Initial Alterations, forty percent (40%) within ten (10) days after substantial completion of the Initial Alterations, and the retainage within ten (10) Business Days after receipt of the following documentation: (i) an application for payment and sworn


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statement of contractor covering all work for which disbursement is to be made to a date specified therein; (ii) a completion affidavit from Tenant's architect
(iii) Contractor's and subcontractor's waivers of liens which shall cover all Initial Alterations and all other statements and forms required for compliance with the mechanic's lien laws of the State of California, together with all such invoices or other supporting data as Landlord or Landlord's Mortgagee may reasonably require; (iv) plans and specifications for the Initial Alterations, together with a certificate from the architect that such plans and specifications comply in all material respects with all laws affecting the Building, Property and Premises; and (v) a request to disburse from Tenant containing an approval by Tenant of the work done. In no event shall Landlord be required to disburse the Work Allowance more than one time per month. If the cost of the Initial Alterations (inclusive of planning costs) is less than the Work Allowance, the amount by which the Work Allowance exceeds the cost of the Initial Alterations (inclusive of planning costs) is referred to as the "Excess Allowance". Tenant shall be entitled to apply the Excess Allowance for any portion of the Premises, if any, to the Work Allowance for any other portion of the Premises. In the event Tenant does not use the entire Work Allowance for the performance of Initial Improvements, an amount not to exceed a total of Thirty Seven Thousand Eight Hundred Seventy Four and 00/100's Dollars ($37,874.00) may be applied toward the cost of packing, cartage and unpacking, moving, assembly and disassembly, reinstallation of Tenant's furniture, equipment and other personal property into the Premises or portion thereof (the "Moving Expenses"), as follows: (i) $18,492.00 (i.e. $2.00 per rentable square foot) for Premises
A; (ii) $12,276.00 (i.e. $2.00 per rentable square foot) for Premises B; and
(iii) $7,106.00 (i.e. $2.00 per rentable square foot) for Premises C. Any unused portion of the Work Allowance following substantial completion of the Initial Alterations to the Premises (excluding any amount up to $37,874.00 which Tenant may use for Moving Expenses) shall accrue to the sole benefit of Landlord, it being understood that Tenant shall not be entitled to any credit, abatement or other concession in connection therewith.

2.       RENEWAL OPTION.

         A. Tenant shall have the right to extend the Lease Term for one additional period of five (5) years (the "Renewal Term"), if:

            1. Landlord receives notice of exercise ("Initial Renewal Notice") not more than twelve (12) full calendar months prior to the expiration of the initial Lease Term and Binding Notice (hereinafter defined) not less than nine (9) full calendar months prior to the expiration of the initial Lease Term; and

            2. Tenant is not in material or monetary default under the Lease at the time that Tenant delivers its Initial Renewal Notice and Binding Renewal Notice; and

            3. No more than thirty three percent (33%) of rentable square feet of the Rentable Area of the Premises in the aggregate is sublet other than pursuant to a Corporate Transfer at the time that Tenant delivers its Initial Renewal Notice and Binding Renewal Notice; and

            4. The Lease has not been assigned other than pursuant to a Corporate Transfer on the date that Tenant delivers its Initial Renewal Notice and on the date Tenant delivers its Binding Renewal Notice; and

            5. Tenant executes and returns the Renewal Amendment (hereinafter defined) within fifteen (15) days after its submission to Tenant.

         B. The initial Base Rental rate per rentable square foot for the Premises during the Renewal Term shall equal the Prevailing Market (hereinafter defined) rate per rentable square foot. The Base Rental rate per square foot shall increase at such times and in such amount assumed by Landlord in its determination of Prevailing Market. Tenant shall be entitled to exercise its right to extend the Lease Term for all or less than all the Premises as follows, and


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Tenant shall notify Landlord in the Initial Renewal Notice which configuration
Tenant has elected:

                  1. Tenant shall be entitled to exercise its right to extend as to the full second (2nd) floor of the Building, or as to not less than 9,000 rentable square feet, provided such 9,000 square feet shall be contiguous and demised in a manner acceptable to Landlord, in Landlord's reasonable judgment, to provide a common corridor for use of the second (2nd) floor as a multi-tenant floor. In the event Tenant elects to exercise its option to extend, for less than the full second (2nd) floor, Tenant shall, at Tenant's sole cost and expense (including, but not limited to materials and labor), perform the construction required, if any, to separately demise the Premises and to re-establish the common corridor for use of the second (2nd) floor as a multi-tenant floor.

                  2. Tenant shall be entitled to exercise its right to extend as to all the Rentable Area of the Premises, subject to the extension rights, renewal rights, expansion rights and rights of first offer and rights of first refusal of any tenant of the Building, with respect to the Premises.

         C. Tenant shall pay Additional Base Rental (i.e. Basic Costs) for the Premises during the Renewal Term in accordance with Exhibit B-2 of the Lease, using a 2002 Base Year.

         D. Within, thirty (30) days after receipt of Tenant's Initial Renewal Notice, Landlord shall give Tenant a notice (the "Renewal Rent Notice") advising Tenant of the Renewal Rent for the Premises or portion thereof for the Renewal Term. The Renewal Rent shall be conclusive and binding on Tenant as the Prevailing Market rate of the Premises or portion thereof for purposes of calculation of the Base Rental during such renewal Term unless Tenant, within thirty (30) days after the giving of the Renewal Rent Notice, notifies Landlord that it disputes the Renewal Rent, specifying the reasons therefor. If such dispute is not resolved within thirty (30) days after the giving of the Renewal Rent Notice, Tenant shall have the option to withdraw its Initial Renewal Notice by giving Landlord written notice of such withdrawal within five (5) days after the expiration of such thirty (30) day period. If Tenant elects to withdraw its Initial Renewal Notice, Tenant's right to extend the term of the Lease shall be null and void and of no further force and effect. If Landlord and Tenant cannot agree upon the Prevailing Market within the thirty (30) day period described above, and, in addition, Tenant does not elect to withdraw its Initial Renewal Notice, Landlord and Tenant shall each simultaneously submit to the other, in a sealed envelope, its good faith estimate of the Prevailing Market rate. If the higher of such estimates is not more than one hundred five percent (105%) of the lower of such estimates, then the prevailing Market rate shall be the average of the two estimates. If the determination of the Prevailing Market rate is not resolved by the exchange of estimates, then either Landlord or Tenant may, by written notice to the other on or before ten (10) days after the exchange, require that the disagreement be resolved by arbitration. Tenant's requirement that the disagreement be resolved by arbitration shall be deemed to be its Binding Renewal Notice. If Landlord elects to resolve the dispute by arbitration, such election shall be deemed to be Tenant's Binding Renewal Notice. If neither party requires arbitration within such ten (10) day period, Tenant's right to extend the Lease shall be null and void and of no further force and effect. If Landlord or Tenant elects to submit the determination of the Prevailing Market rate to arbitration by notice to the other, within seven
(7) days after such notice, the parties shall select as an arbitrator a mutually acceptable licensed real estate broker with experience in commercial real estate activities, including at least ten (10) years experience in leasing high-rise office space in the Orange/Anaheim, California area. If the parties cannot agree on a arbitrator, then within a second period of seven (7) days, each shall select and independent licensed real estate broker meeting the aforementioned criteria and within a third period of seven (7) days, the two appointed licensed real estate brokers shall select a third licensed real estate broker meeting the aforementioned criteria and the third licensed real estate broker shall determine Prevailing Market rate. If one party shall fail to make such appointment within said second seven (7) day period, then the licensed real estate broker chosen by the other party shall be the sole arbitrator. Once the arbitrator has been selected as provided for above, then, as soon


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thereafter as practicable but in any case within fourteen (14) days, the arbitrator shall select one of the two estimates of the Prevailing Market rate submitted by the Landlord and Tenant, which must be the one that is closer to the Prevailing Market rate as determined by the arbitrator. The selection of the arbitrator shall be rendered in writing to both Landlord and Tenant and shall be final and binding upon them. If the arbitrator believes that expert advise would materially assist him, he may retain one or more qualified persons to provide such expert advice. The party whose estimate is not chosen by the arbitrator shall pay the costs of the arbitrator and of any experts retained b the arbitrator. Any fees of any counsel or experts engaged directly by Landlord or Tenant, however, shall be borne by the party retaining such counsel or expert.

         E. If Tenant is entitled to and properly exercises its Renewal Option, Landlord shall prepare an amendment (the "Renewal Amendment") to reflect changes in the Base Rental, Lease Term, Termination Date, Rentable Area of the Premises, if applicable, and other appropriate terms. The Renewal Amendment shall be:

                  1. sent to Tenant within a reasonable time after receipt of the Renewal Notice; and

                  2. executed by Tenant and returned to Landlord in accordance with paragraph A.5. above.

         F. For purposes hereof, "Prevailing Market" shall mean the arms length fair market annual rental rate per rentable square foot and other terms and conditions under renewal leases and amendments entered into on or about the date on which the Prevailing Market is being determined hereunder for space comparable to the Premises in the Building and office buildings comparable to the Building in the Orange/Anaheim California area. The determination of Prevailing Market shall take into account any material economic differences between the terms of this Lease and any comparison lease, such as rent abatements, construction costs and other concessions and the manner, if any, in which the landlord under any such lease is reimbursed for operating expenses and taxes. The determination of Prevailing Market shall also take into consideration any reasonably anticipated changes in the Prevailing Market rate from the time such Prevailing Market rate is being determined and the time such Prevailing Market rate will become effective under this Lease.

3.       RIGHT OF FIRST OFFER.

         A. During the period commencing on the Premises A Commencement Date and, subject to earlier termination pursuant to paragraphs E and F below, ending on January 31, 2001, Tenant shall have the right of first offer (the "ROFO") with respect to approximately 8,558 rentable square feet commonly described as Suite 400, located on the fourth (4th) floor of the Building, (the "Offering Space"), which ROFO shall be exercised as follows: Landlord, not more than twelve (12) and not less than nine (9) months prior to the termination or expiration date of any existing lease for any portion of the Offering Space, or at any time prior to leasing the Offering Space to a third party, shall advise Tenant (the "Advice"), of the terms under which Landlord is prepared to lease the Offering Space to Tenant for the remainder of the Lease Term, which terms shall reflect the prevailing market rate for such space as reasonably determined by Landlord, and Tenant may lease such Offering Space in its entirety only, under such terms, by executing and delivering to Landlord the notice of exercise portion of the Advice ("Notice of Exercise") within five (5) Business Days after the date of the Advice, except that Tenant shall have no such ROFO and Landlord need not provide Tenant with an Advice, if:

                  1. Tenant is in material or monetary default under the Lease at the time Landlord would otherwise deliver the Advice; or


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                  2. the Premises, or any portion(s) aggregating to thirty three percent (33%) or more of the Rentable Area thereof, is sublet other than pursuant to Corporate Transfer at the time Landlord would otherwise deliver the Advice; or

                  3. the Lease has been assigned other than pursuant to Corporate Transfer at the time Landlord would otherwise deliver the Advice; or

                  4. Tenant is not an occupant of the Building under this Lease at the time Landlord would otherwise deliver the Advice; or

                  5. the Offering Space is not intended, at the time the Notice of Exercise is given, for the exclusive use of Tenant during the Lease Term; or

                  6. the tenant in the Offering Space is interested in extending its lease, which, may or may not be pursuant to the exercise of an extension or renewal option.

         B. The ROFO shall be deemed exercised upon Landlord's receipt of the Notice of Exercise executed by Tenant within the time period stated in paragraph A above. If Tenant exercises the ROFO, Tenant shall execute and deliver the Offering Amendment (hereinafter defined) to Landlord within ten (10) days of the submission of such Offering Amendment by Landlord to Tenant.

         C. The Offering Space (including improvements and personalty, if any) shall be accepted by Tenant in its condition and as-built configuration existing on the earlier of the date Tenant takes possession of the Offering Space or as of the date the term for such Offering Space commences, unless the Advice specifies any work to be performed by Landlord in the Offering Space, in which case Landlord shall perform such work in the Offering Space.

         D. 1. If Tenant exercises its ROFO, Landlord shall prepare an amendment (the "Offering Amendment") adding the Offering Space to the Premises on the terms set forth in the Advice and reflecting the changes in the Base Rental, Rentable Area of the Premises, Tenant's Pro Rata Share and other appropriate terms.

                  2. The term for the Offering Space shall commence upon the commencement date as stated in the Offering Amendment and thereupon such Offering Space shall be considered a part of the Premises, provided that all of the terms stated in the Advice (including, without limitation, the expiration date set forth in the Advice) shall govern Tenant's leasing of the Offering Space and only to the extent that they do not conflict with the Advice, the terms and conditions of this Lease shall apply to the Offering Space.

                  3. A copy of the Offering Amendment shall be (i) sent to Tenant within a reasonable time after receipt of the Notice of Exercise executed by Tenant, and (ii) executed by Tenant and returned to Landlord in accordance with paragraph B, above.

         E. Notwithstanding paragraph A above to the contrary, but subject to paragraph F below, the rights of Tenant hereunder with respect to any portion of the Offering Space for which Tenant has a Prospect shall terminate on the earliest to occur of the date on which Tenant executes the rejection portion of the Advice and five (5) Business Days after the date of the Advice, and the date Landlord would have provided Tenant an Advice if Tenant had not be in violation of one or more of the conditions set forth in paragraph A above. Notwithstanding the foregoing, if (i) Tenant was entitled to exercise its Right of First Offer, but failed to provide Landlord with a Notice of Exercise within the five (5) Business Day period provided in paragraph A above, and (ii) Landlord does not enter into a lease for the Offering Space (or portion thereof) within a period of six (6) months following the date of the Advice, Tenant shall once again have a Right of First Offer with respect to such Offering Space (or portion thereof).

         F. If Landlord has a prospective tenant for Offering Space and Landlord is not obligated to send Tenant an Advice under paragraph A above, Landlord may lease such Offering Space to the prospect or any other prospective tenant on whatever terms Landlord deems appropriate and Tenant shall have no further rights with respect to such Offering Space.

         G. Notwithstanding anything to the contrary, Tenant's Right of First Offer shall be subject to:

                  1. the existing renewal or extension rights of any tenant with respect to the Offering Space pursuant to a lease or lease amendment executed prior to the date hereof;

                  2. the existing expansion rights of any tenant in the Building with respect to the Offering Space pursuant to a lease or lease amendment executed prior to the date hereof;

                  3. the right of first refusal right of any tenant in the Building existing as of the date hereof; and

                  4. the renewal, extension and expansion rights and the rights of first offer and rights of first refusal of any tenant of the Building who enters into a lease of Offering Space concerning which Tenant has a Right of First Offer which Tenant did not exercise.

4.       OPTIONS PERSONAL.

         A. The Renewal Option and Right of First Offer (collectively, the "Options") granted to Tenant are personal to the original Tenant or Tenant's successor in interest pursuant to Corporate Transfer, and may be exercised only by the original Tenant or Tenant's successor in interest pursuant to Corporate Transfer.

5. Except with regard to requests for consent or approval that require Landlord to make a determination of the aesthetics of certain signage, alterations or other things that would be visible from outside the Premises or Building or to assume certain risks, including, without limitation, the risk that a certain alteration, addition and/or improvement could adversely affect the mechanical systems or structure of the Building or require excess removal costs, Landlord agrees to act reasonably in granting its approval or disapproval of any requests by Tenant for the consent or approval of Landlord.

6.       HAZARDOUS MATERIALS.

         A. Except as discussed in Exhibit I hereto, Landlord represents, to the best of its knowledge, that on the date Landlord delivers the Premises to Tenant, the Premises will be free of Hazardous Materials (as defined below) in amounts, and conditions which pose danger to human beings. Tenant shall not use, generate, manufacture, store or dispose of, on or about the Premises, or transport to or from the Premises, any flammable explosives, radioactive materials, hazardous wastes, toxic substances, or any related materials or substances, including, without limitation, any substance defined as or included in the definition of "hazardous substances" under any applicable federal, state or local law, regulation or ordinance (collectively, "Hazardous Materials").

         B. Notwithstanding the provisions of Section 6-A above, Tenant and Landlord shall have the right to use, generate and store on the Premises and the Building and transport to and from the Premises and the Building, those Hazardous Materials which are generally used in the ordinary course in first class office buildings (collectively, "Permitted Materials"); provided, however, that Tenant's use, generation, storage and transport thereof is in compliance with all applicable federal, state and local laws, regulations and ordinances.

         C. Promptly, upon either Landlord's or Tenant's obtaining actual knowledge thereof, such party shall immediately notify the other party in writing of (i) any and all enforcement, cleanup, removal or other governmental or regulatory actions instituted, completed or threatened with respect to Hazardous Materials pursuant to any applicable federal, state or local law, ordinance or regulation, and (ii) all claims made or threatened by any third party against Landlord, Tenant, the Project or the Premises relating to any damage, loss or injury, whether to person or property, resulting from the Hazardous Materials (the matters set forth in clauses (i) and (ii) above are hereinafter referred to collectively as "Hazardous Materials Claims").

       IN WITNESS WHEREOF, Landlord and Tenant have executed this Exhibit in multiple original counterparts as of the day and year first above written.

WITNESS/ATTEST                     LANDLORD: ANGELVIEW INVESTORS LIMITED
                                   PARTNERSHIP, an Illinois limited partnership

/s/ Frank R. Campbell
--------------------------------
                                   BY: EQUITY OFFICE HOLDINGS, LLC, as agent

Name (Print): Frank Campbell
              ------------------

--------------------------------   By: /s/ Richard J. Berk
                                       -----------------------------------------
Name (Print):                      Name: Richard J. Berk
              ------------------
                                   Title: Senior Vice-President, Asset
                                          Management

WITNESS/ATTEST                     TENANT: LONG BEACH MORTGAGE
                                   COMPANY, a Delaware corporation
/s/ Del Dillingham
--------------------------------

Name (Print):     Del Dillingham   By: /s/ Gail Davis
              ------------------       -----------------------------------------

--------------------------------   Name: Gail Davis

Name (Print):                      Title: Vice President, Director of
              ------------------          Administrative Services

/s/ Del Dillingham

Name (Print):     Del Dillingham   By: /s/ Jon Daurio
              ------------------       -----------------------------------------

--------------------------------   Name: Jon Daurio

Name (Print):                      Title: Vice President and Corporate Counsel
              ------------------

                                    EXHIBIT F

                                PARKING AGREEMENT

         This Exhibit is attached to and made a part of the Lease dated September 13, 1996 by and between ANGELVIEW INVESTORS LIMITED PARTNERSHIP an Illinois limited partnership ("Landlord") by Equity Office Properties, Inc., its agent and LONG BEACH MORTGAGE COMPANY, a Delaware corporation ("Tenant") for space in the Building located at 500 North State College Boulevard, Orange, California.

         1. The parties acknowledge that they are contemporaneously herewith entering into a certain lease (the "Lease") for the premises known as Suite(s) 200, 210, 220, 230 and 250 (the "Premises") located in the building known as 500 Orange Tower (the "Building"). In the event of any conflict between the Lease and this Agreement, the latter shall control.

         2. Landlord hereby grants to Tenant and persons designated by Tenant a license to use non-reserved, random parking spaces in the Building Garage, as follows: (i) thirty-two (32) upon the Commencement Date of Premises A; (ii) twenty-one (21) upon the Commencement Date of Premises B; and (iii) twelve (12) upon the Commencement Date of Premises C. The term of such license shall commence on the commencement date for the applicable portion of the Premises, and shall continue until the earlier to occur of the Termination Date under the Lease, or termination of the Lease or Tenant's abandonment of the Premises thereunder. During any extension of the term of this license, Tenant shall pay Landlord the monthly charges established from time to time by Landlord for parking in the Building Garage, payable in advance, with Tenant's payment of monthly Base Rent. The charge for such parking space(s) is $25.00 per non-reserved random parking space, per month. Notwithstanding the foregoing, provided that Tenant is not in default under this Lease, Landlord shall abate the parking charge for the non-reserved, random parking spaces, during the initial term of this Lease. No deductions from the monthly charge shall be made for days on which the Building Garage is not used by Tenant. However, Tenant may reduce the number of parking spaces hereunder, at any time, providing at least thirty (30) days advance written notice to Landlord, accompanied by a key-card, sticker, or other identification or entrance system provided by Landlord or its parking contractor, such cancellation shall be reinstated from time to time at Tenant's option. Tenant may, from time to time request additional parking spaces, and, if available Landlord shall provide the same to be used on a month-to-month basis, and otherwise on the foregoing terms and provisions, and the monthly parking charge for all such additional parking spaces shall be the rate established by Landlord from time to time, which rate shall reflect the prevailing market rate.

         3. Tenant shall at all times comply with all applicable ordinances, rules, regulations, codes, laws, statutes and requirements of all federal, state, county and municipal governmental bodies or their subdivisions respecting the use of the Building Garage. Landlord reserves the right to adopt, modify and enforce reasonable Rules governing the use of the Building Garage from time to time including any key-card, sticker or other identification or entrance system and hours of operation. The Rules set forth herein are currently in effect. Landlord may refuse to permit any person who violates such Rules to park in the Building Garage, and any violation of the Rules shall subject the car to removal from the Building Garage.

         4. Tenant may validate visitor parking by such method or methods as Landlord may approve, at the validation rate from time to time generally applicable to visitor parking. The parking spaces hereunder shall be provided on a unreserved "first-come, first-served" basis Tenant acknowledges that Landlord has or may arrange for the Building Garage to be operated by an independent contractor, not affiliated with Landlord. In such event, Tenant acknowledges that Landlord shall have no liability for claims arising through acts or omissions of such independent contractor, if such contractor is reputable. Except for intentional acts or gross negligence, Landlord shall have no liability whatsoever for any damage to building or any other items located in the Building Garage, nor for any personal injuries or death arising out of any matter relating to the Building Garage, and in all events, tenant agrees to look first to its insurance carrier and to require that Tenant's employees look first to their respective insurance carriers for payment of any losses sustained in connection with any use of the Building Garage. Tenant hereby waives on behalf of its insurance carriers all rights of subrogation against Landlord or Landlord's agents. Landlord reserves the right to assign specific parking spaces, and to reserve parking spaces for visitors, small cars, handicapped persons and for other tenants, guests of tenants or other parties, and Tenant and persons designated by Tenant hereunder shall not park in any such assigned or reserved parking spaces. Landlord also reserves the right to close all or any portion of the Building Garage in order to make repairs or perform maintenance services, or to alter, modify, re-stripe or renovate the Building Garage, or if required by casualty, strike, condemnation, act of God, governmental law or requirement or other reason beyond Landlord's reasonable control. In such event, Landlord shall refund any prepaid parking rent hereunder, prorated on a per diem basis. If, for any other reason, Tenant or persons properly designated by Tenant, shall be denied access to the Building Garage, and Tenant or such persons shall have complied with this Agreement and this Agreement shall be in effect, Landlord's liability shall be limited to such parking charges (excluding tickets for parking violations) incurred by Tenant or such persons in utilizing alternative parking, which amount Landlord shall pay upon presentation or documentation supporting Tenants claims in connection therewith.

         5. If Tenant shall be in material or monetary default under this Agreement, Landlord shall have the right to remove from the Building Garage any vehicles hereunder which shall have been involved or shall have been owned or driven by parties involved in causing such default, without liability therefore whatsoever. In addition, if Tenant shall default under this Agreement, Landlord shall have the right to cancel this Agreement on ten days' written notice, unless within such ten day period, Tenant cures such default. If Tenant defaults with respect to the same term or condition under this Agreement more than three times during any twelve month period, and Landlord notifies Tenant thereof promptly after each such default, the next default of such term or condition during the succeeding twelve month period, shall, at Landlord's election, constitute an incurable default. Such cancellation right shall be cumulative and in addition to any other rights or remedies available to Landlord at law or equity, or provided under the Lease (all of which rights and remedies under the Lease are hereby incorporated herein, as though fully set forth). Any default by Tenant under the Lease shall be a default under this Agreement, and any default under this Agreement shall be a default under the Lease.

                                     RULES

         (i) Building Garage hours shall be 6:00 a.m. to 8:00 p.m., however, Tenant shall have access to the garage or parking lot on a 24 hour basis, 7 days a week. Tenant shall not store or permit its employees to store any automobiles in the Building parking facilities without the prior written consent of Landlord. Except for emergency repairs, Tenant and its employees shall not perform any work on any automobiles while located in the Building parking facilities, or on the Property or Project. If it is necessary for Tenant or its employees to leave an automobile in the Building parking facilities or on the Property or Project overnight, Tenant shall provide Landlord with prior notice thereof designating the license plate number and model of such automobile.

         (ii) Cars must be parked entirely within the stall lines painted on the floor, and only small cars may be parked in areas reserved for small cars.

         (iii) All directional signs and arrows must be observed.

         (iv) The speed limit shall be 5 miles per hour.

         (v) Parking spaces reserved for handicapped parking must be used only by vehicles properly designated.

         (vi) Parking is prohibited in all areas not expressly designated for parking, including without limitation:

                  (a)      Areas not striped for parking
                  (b)      aisles
                  (c)      where "no parking" signs are posted
                  (d)      ramps
                  (e)      loading zones

         (vii) Parking stickers, key cards or any other devices or forms of identification or entry supplied by Landlord shall remain the property of Landlord. Such devised must be displayed as requested and may not be mutilated in any manner. The serial number of the parking identification device may not be obliterated. Devises are not transferable and any device in the possession of an unauthorized holder will be void.

         (viii) Monthly fees shall be payable in advance prior to the first day of each month. Failure to do so will automatically cancel parking privileges and a charge at the prevailing daily parking rate will be due. No deductions or allowances from the monthly rate will be made for days on which the Building Garage is not used by Tenant or its designees. Tenant may use one check to pay both its monthly recurring parking fees and the Base Rental and Additional Base Rental pursuant to the Lease, provided the combination of such payments shall not in any manner extend the due date of any individual payment.

         (ix) Building Garage managers or attendants are not authorized to make or allow any exceptions to these Rules.

         (x) Every parker is required to park and lock his own car.

         (xi) Loss or theft of parking identification, key cards or other such devices must be reported to Landlord to any garage manager immediately. Any parking devices reported lost or stolen found on any authorized car will be confiscated and the illegal holder will be subject to prosecution. Lost or stolen devices found by Tenant or its employees must be reported to the office of the garage immediately.

         (xii) Washing, waxing, cleaning or servicing of any vehicle by the customer and/or his agents is prohibited. Parking spaces may be used only for parking automobiles.

         (xiii) By signing this Parking Agreement, Tenant agrees to acquaint all persons to whom Tenant assigns parking space with these Rules.

         6. NO LIABILITY. TENANT ACKNOWLEDGES AND AGREES THAT, TO THE FULLEST EXTENT PERMITTED BY LAW, LANDLORD SHALL NOT BE RESPONSIBLE FOR ANY LOSS OR DAMAGE TO TENANT OR TENANT'S PROPERTY (INCLUDING, WITHOUT LIMITATIONS, ANY LOSS OR DAMAGE TO TENANT'S AUTOMOBILE OR THE CONTENTS THEREOF DUE TO THEFT, VANDALISM OR ACCIDENT) ARISING FROM OR RELATED TO TENANT'S USE OF THE BUILDING GARAGE OR EXERCISE OF ANY RIGHTS UNDER THIS AGREEMENT, UNLESS SUCH LOSS OR DAMAGE RESULTS FROM LANDLORD'S ACTIVE NEGLIGENCE OR NEGLIGENT OMISSION. THE LIMITATION ON LANDLORD'S LIABILITY UNDER THE PRECEDING SENTENCE SHALL NOT APPLY HOWEVER TO LOSS OR DAMAGE ARISING DIRECTLY FROM LANDLORD'S WILLFUL MISCONDUCT.

         7. Release of Liability. Without limiting the provisions of Paragraph 6 above, Tenant hereby voluntarily releases, discharges, waives and relinquishes any and all actions or causes of action for personal injury or property damage occurring to Tenant arising as a result of parking in the Building Garage, or any activities incidental thereto, wherever or however the same may occur, and further agrees that Tenant will not prosecute any claim for personal injury or property damage against Landlord or any of its officers, agents, servants or employees for any said causes of action. It is the intention of Tenant by this instrument not to exempt and relieve Landlord from liability for personal injury or property damage caused by negligence.

         8. The provisions of Article XXIV of the Lease are hereby incorporated by reference as if fully recited herein.

Tenant acknowledges that Tenant has read the provisions of this Parking Agreement, has been fully and completely advised of the potential dangers incidental to parking in the Building Garage and is fully aware of the legal consequences of signing this instrument.

         IN WITNESS WHEREOF, Landlord and Tenant have executed this Exhibit in multiple original counterparts as of the day and year first above written.

WITNESS/ATTEST                     LANDLORD: ANGELVIEW INVESTORS LIMITED
                                   PARTNERSHIP, an Illinois limited partnership

/s/ Frank R. Campbell
--------------------------------
                                   BY: EQUITY OFFICE HOLDINGS, LLC, as agent

Name (Print): Frank Campbell
              ------------------

--------------------------------   By: /s/ Richard J. Berk
                                       -----------------------------------------
Name (Print):                      Name: Richard J. Berk
              ------------------
                                   Title: Senior Vice-President, Asset
                                          Management


WITNESS/ATTEST                     TENANT: LONG BEACH MORTGAGE
                                   COMPANY, a Delaware corporation
/s/ Del Dillingham
--------------------------------

Name (Print): /s/ Del Dillingham   By: /s/ Gail Davis
              ------------------       -----------------------------------------

--------------------------------   Name: Gail Davis

Name (Print):                      Title: Vice President, Director of
              ------------------          Administrative Services

/s/ Del Dillingham
--------------------------------

Name (Print): /s/ Del Dillingham   By: /s/ Jon Daurio
              ------------------       -----------------------------------------

--------------------------------   Name: Jon Daurio

Name (Print):                      Title: Vice President and Corporate Counsel
              ------------------

                                    EXHIBIT H

                   Summary of Outstanding Environmental Issues

                          ROSENBERG & LIEBENTRITT, P.C.
                      Two North Riverside Plaza, Suite 1515
                             Chicago, Illinois 60606

TO:     Deb Arndt

FROM:   Mark Shkolnik (Ext. 3429)

DATE:   September 10, 1996

RE:     Koll Center Orange, Outstanding Environmental Issues

--------------------------------------------------------------------------------

         The most recent environmental report we have in our possession for Koll Center Orange is: Report of Phase I Environmental Site Assessment and Limited Asbestos Survey, dated May 1994 and performed by Law/Crandall, Inc. Note that Law/Crandall, in addition to its independent evaluation of the Koll site, reviewed five previous environmental reports for the site in preparation of its Phase I report.

         The 1994 Phase I noted the following regarding on-site issues (please let me know if you need to know about off-site issues):

         One underground storage tank ("UST") present on the Hilton property, reportedly 550 gallon capacity, used to store diesel fuel, reportedly double-walled fiberglass construction, and fuel used for Hilton emergency generator. Tightness tests are reportedly performed on an annual basis and results show the tank to be tight.

         Review of a report dated 2/11/87 indicates that during Phase One development, two USTs of unknown capacity were reportedly removed and backfilled in conformance with City of Orange regulations. Soil sampling and lab analysis indicated that the soil underneath the USTs contained very low concentrations of total petroleum hydrocarbons ("TPH"), soil removal was not required, and no additional soil sampling was requested by the regulatory agency.

         During Phase Two development two USTs were reportedly removed and backfilled in accordance with City of Orange regulations (1000 gallon and 4000 gallon). At the time of the UST removals, soil borings were drilled in the area of the former tanks. Results indicated that soils were not impacted from the removed USTs. Soil samples were also taken from beneath the USTs: results indicated no soil contamination.

         One 150 gallon above ground storage tank ("AST") containing diesel fuel is present on the site. The tank serves to fuel an emergency fire sprinkler system. The tank and system are located within a concrete bermed structure. No staining observed under or around the tank.

         A diesel fueled back up generator located at northeastern end of site contains a 100 gallon diesel fuel tank: no spills or leakage observed.

         Eight pad-mounted, utility operated transformers present on site: no leaks or staining observed.

         An asbestos survey consisted of visual examination of office buildings and parking structure, review of building plans and sampling and analysis of the following materials taken from an 8th floor vacant suite: spray-applied fire-proofing, wallboard, acoustical ceiling panel, gypsum ceiling panel. No asbestos was detected.

         (5) 55-gallon drums present on-site which contain diesel fuel and several 5 gallon containers which contain waste oil stored in a trash dumpster. No staining observed.

         Southwestern portion of site has fenced in area containing demolition materials and a soil pile. Construction materials reportedly are to be disposed of, and soil is reportedly clean.



MJS/kda

                                    EXHIBIT I

                          Subordination Non-Disturbance
                         and Attornment Agreements Forms
                           AGREEMENT OF SUBORDINATION,
                          NON-DISTURBANCE AND ATTORNMENT

         THIS AGREEMENT, (the "Agreement") made as of the ______ day of _____________, 199__, by and among Angelview Investors Limited Partnership, a Delaware limited partnership having an address at Two North Riverside Plaza, Suite 600, Chicago, Illinois 60606 (the "Landlord") by Equity Office Holdings, LLC, a Delaware limited liability company, as Agent, __________________________, a _____________________ having an address of ___________________________________
(the "Tenant"), and ZML-Orange LLC, a Delaware limited liability company, having an address of Two North Riverside Plaza, Suite 600, Chicago, Illinois 60606 (the "Ground Lessor").

                              W I T N E S S E T H:

         WHEREAS, under a certain lease between Landlord and Tenant dated the ______ day of _____________, 199__, (such lease, together with such amendments or modifications thereto which may subsequently be approved by Ground Lessor as provided herein, if any, shall collectively be referred to as the "Lease"), Landlord did lease, let, and demise the Property (as that term is defined below) more particularly described in the Lease (hereinafter called the "Premises") to conditions therein stated; and

         WHEREAS, said Lease has not been amended or modified; and

         WHEREAS, Ground Lessor and Landlord entered into that certain Ground Lease dated July 1, 1994, (hereinafter referred to as the "Ground Lease"), a Memorandum of which has been recorded in the Official Records of the County of Orange, State of California, constituting a valid ground lease upon the real property more particularly described in the Ground Lease (hereinafter called the "Property"); and

         WHEREAS, the parties hereto desire to establish additional rights of quiet and peaceful possession for the benefit of Tenant, and further to define the covenants, terms, and conditions precedent to such additional rights.

         NOW, THEREFORE, in consideration of the covenants, terms, conditions, agreements, and demises herein contained, and in consideration of other good and valuable consideration, each to the other, the sufficiency and receipt of which are hereby acknowledged, and for the reasons set forth in the foregoing Recitals, which are incorporated into this Agreement by reference, the parties hereto agree, covenant, and warrant as follows:

         1. The Lease and all rights, options, liens or charges created thereby are and shall continue to be subject and subordinate in all respects to the Ground Lease, and to any extensions, modifications or renewals thereof, with the same force and effect as if the Ground Lease had been executed, delivered and duly recorded, in said Official Records prior to the execution and delivery of the Lease.

         2. In the event that Ground Lessor obtains the right to possession of the Premises and, subject to Tenant's performance of Tenant's obligations under the Lease and subject to Tenant's not being in default under any terms, covenants or conditions of the Lease, beyond any applicable grace periods (or if Tenant is in default and Ground Lessor nonetheless waives in writing its right to terminate the Lease), then the Lease will continue in full force and effect and with the same relative priority in time and right as though the Lease were directly entered into by Ground Lessor as Landlord under the Lease with Tenant.

         3. Tenant agrees that, from and after the date hereof, in the event of any act or omission by Landlord under the Lease which would give Tenant the right, either immediately or after the lapse of a period of time, to terminate the Lease, or to claim a partial or total eviction, Tenant will not exercise any such right (a) until it has given written notice of such act or omission to Ground Lessor, and (b) until and unless Ground Lessor fails to remedy such act or omission within thirty (30) days for any act or omission which can be cured by the payment of money, or in the case of any other act or omission, as long as necessary to remedy such act or omission, provided (i) Ground Lessor commences such remedy within thirty (30) days, and (ii) Ground Lessor pursues completion of such remedy with due diligence following such giving of notice and following the time when Ground Lessor shall have become entitled under the Ground Lease to remedy the same. It is specifically agreed that Tenant shall not, as to Ground Lessor, be entitled to require cure of any such default which is personal to Landlord, and therefore not susceptible of cure by Ground Lessor, and that no such uncured default shall entitle Tenant to exercise any rights under the Lease with respect to Ground Lessor.

         4. In the event that the interest of the Landlord under the Lease shall be transferred to Ground Lessor by reason of termination of the Lease, or otherwise, Tenant shall make full and complete attornment to the Ground Lessor as substitute Landlord upon the same terms, covenants and conditions as provided in the Lease, so as to establish direct privity of estate and contract between the Ground Lessor and Tenant with the same force and effect and relative priority in time and right as though the Lease, together with all guarantees of Tenant's obligations under the Lease, were directly entered into by Ground Lessor as Landlord under the Lease with Tenant. After receiving written notice of said transfer, Tenant will make all payments directly to Ground Lessor and will waive as against Ground Lessor any defaults of Landlord (whether or not curable) which occurred prior to Ground Lessor's gaining right of possession to the Premises and becoming substitute Landlord. Tenant waives all joinder and/or service of any and all enforcement actions by Ground Lessor under the Ground Lease, and of any actions at law by Ground Lessor to gain possession of the Premises. It shall not be necessary, except as required by law, for Ground Lessor to name Tenant as a party to enforce its rights under the Ground Lease, or to prosecute any action at law to gain possession of the Premises, and unless required by law, Ground Lessor agrees not to name Tenant in any such proceeding. If the interests of Landlord under the Lease shall be transferred by reason of termination of the Ground Lease or otherwise, to any party other than Ground Lessor (hereinafter referred to as a "Transferee"), then Tenant shall make full and complete attornment to such Transferee as substitute Landlord upon the same terms and conditions as provided for herein in the case of attornment to Ground Lessor, and the Transferee shall have the same rights and obligations as Ground Lessor hereunder and under the Lease.

         5. The provisions of this Agreement shall be real covenants running with the Property, and shall be binding upon and inure to the benefit of the respective parties hereto and their respective heirs, legatees, executors, administrators, beneficiaries, successors and assigns, including without limitation any person who shall obtain, directly or by assignment or conveyance, any interest in the Ground Lease or the Premises, whether through termination of the Ground Lease, or otherwise. Furthermore, the provisions of this Agreement shall be binding upon any guarantor of Tenant's obligations under the Lease.

         6. Notwithstanding anything contained herein to the contrary, or anything to the contrary in the Lease, Ground Lessor and its successors and assigns shall not be:

         (a) liable for any act or omission of any prior landlord (including Landlord); or

         (b) subject to any offsets or defenses which Tenant might have against any prior landlord (including Landlord); or

         (c) required or obligated to credit Tenant with any rent or additional rent for any rental period beyond the then current month which Tenant might have paid to any prior landlord (including Landlord); or

         (d) bound by any amendments or modifications of the Lease made without Ground Lessor's written consent, which consent shall not be unreasonably withheld or delayed; or

         (e) bound to or liable for refund of all or any part of any security deposit by Tenant with Landlord for any purpose unless and until any such security deposit shall have been delivered by Landlord to and actually received by Ground Lessor. In the event of receipt of any such security deposit, Ground Lessor's obligations with respect thereto shall be entitled to all rights, privileges and benefits of Landlord set forth in the Lease with respect thereto.

         7. Tenant hereby warrants and represents, covenants and agrees to and with Ground Lessor:

         (a) not to alter, modify, cancel, terminate or surrender the Lease, except as provided therein; and

         (b) after the date hereof, not to enter into any agreement with Landlord, its successors or assigns, which grants any concession with respect to the Lease or which reduces the rent called for thereunder without the express written consent of Ground Lessor, and which consent shall not be unreasonably withheld or delayed; and

         (c) after the date hereof, not to create any offset or claims against rents, or prepay rent more than thirty (30) days in advance; and

         (d) that Tenant is now lessee of the leasehold estate created by the Lease and shall not hereafter assign or sublet the Lease except as permitted by the terms thereof; and

         (e) to promptly certify in writing to Ground Lessor, in connection with any proposed transfer of the Ground Lease or Property, whether or not any default on the part of Landlord is claimed to exist under the Lease, and what said claimed default factually involves.

         Except to the extent prohibited by law or legal proceedings, Tenant shall make rental payments upon written demand by Ground Lessor in the event of any default under the Ground Lease.

         8. Neither this Agreement, nor anything to the contrary in the Lease shall, prior to Ground Lessor's acquisition of Landlord's interest in and possession of the Premises, operate to give rise to or create any responsibility or liability for the control, care, management or repair of the Premises upon the Ground Lessor, or impose responsibility for the carrying out by Ground Lessor of any of the covenants, terms and conditions of the Lease, nor shall said instruments operate to make the Ground Lessor responsible or liable for any waste committed on the Premises by any person whatsoever, or for any dangerous or defective condition of the Premises, or for any negligence in the management, upkeep, repair or control of the Premises resulting in loss, injury or death to any tenant, licensee, invitee, guest, employee, agent or stranger. Notwithstanding anything to the contrary in the Lease, Ground Lessor, its successors and assigns, as the case may be, shall be responsible (subject to the limitations under paragraph 6 above) for performance of only those covenants and obligations of the Lease accruing after Ground Lessor's acquisition of Landlord's interest in any possession of the Premises. In the event

Ground Lessor or any Transferee gains title to the Premises and becomes substitute Landlord, Ground Lessor or Transferee, as the case may be, may assign its interest as substitute Landlord without notice to, the consent of, or the assumption of any liability to any other party hereto.

         9. Any notices to Tenant hereunder shall be effective upon receipt by Tenant by certified mail, return receipt requested, with postage prepaid, addressed as follows:

            ------------------------------------------------------------

            ------------------------------------------------------------

            ------------------------------------------------------------

            ------------------------------------------------------------

            ------------------------------------------------------------

and to:

            ------------------------------------------------------------

            ------------------------------------------------------------

            ------------------------------------------------------------

            ------------------------------------------------------------

            ------------------------------------------------------------

            ------------------------------------------------------------

or at such other address or to such other addressee as the Tenant may designate to the Ground Lessor by written notice thereto.

         Any notices to Ground Lessor hereunder shall be effective upon receipt by Ground Lessor by certified mail, return receipt requested, with postage prepaid, addressed as follows:

                                 ZML-Orange LLC
                          c/o Stanley M. Stevens, Esq.
                          Rosenberg & Liebentritt, P.C.
                      Two North Riverside Plaza, Suite 1515
                             Chicago, Illinois 60606

or at such other address or to such other addressee as the Ground Lessor may designate to the Tenant by written notice thereto.

         10. Anything herein or in the Lease to the contrary notwithstanding, in the event that Ground Lessor shall acquire title to the Premises, Ground Lessor shall have no obligation, nor incur any liability, beyond its interest in the Property, and Tenant shall look exclusively to the Property for the payment and discharge of any obligations imposed upon Ground Lessor under the Lease.

         11. This Agreement contains the entire agreement between the parties hereto. No variations, modifications or changes herein or hereof shall be binding upon any party hereto unless set forth in a document duly executed by or on behalf of such party.

         12. This Agreement may be executed in multiple counterparts, all of which shall be deemed originals and with the same effect as if all parties hereto had signed the same document. All of such counterparts shall be construed together and shall constitute one instrument, but in making proof, it shall only be necessary to produce one such counterpart.

         13. Whenever used herein, the singular number shall include the plural, the plural the singular, and the use of any gender shall all include all genders. The words "Ground Lessor", "Landlord" and "Tenant" shall include their heirs, legatees, executors, administrators, beneficiaries, successors and assigns.

         14. Notwithstanding any other provision of this Agreement, where Ground Lessor acquires Landlord's interest in and possession of the Premises and Landlord has, before such acquisition occurred, failed to perform or otherwise breached a covenant or obligation contained in the Lease, Tenant shall not be considered as having waived its rights to require from Ground Lessor performance of the Landlord's obligations under the Lease, if such breach constitutes a default under the Lease that continues after the date Ground Lessor acquires Landlord's interest in and possession of the Premises. In that case, Ground Lessor shall have no liability for Landlord's breach as it applies to the period before the acquisition of Landlord's interest in and possession of the Premises, but shall be liable for any failure to cure such continuing default thereafter, provided that Ground Lessor receives the benefit of any notice and cure period required by the Lease and this Agreement.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be signed, sealed and delivered in their respective names and in their behalf; and if a corporation, by its officers duly authorized, as of this _________ day of _________________, 199__.

WITNESSES:                         LANDLORD: ANGELVIEW INVESTORS LIMITED
                                   PARTNERSHIP, a Delaware limited partnership

--------------------------------

                                   By: EQUITY OFFICE HOLDINGS, LLC., a Delaware
                                       limited partnership

Name (Print)
            --------------------
                                   By:
--------------------------------      ---------------------------------------

Name (Print)                        Name: Richard J. Berk
            --------------------

                                   Title: Vice President, Asset Management

WITNESSES:                         TENANT:

--------------------------------
                                   By:
                                      ---------------------------------------
Name (Print)
            --------------------
                                   Name:
                                        -------------------------------------
--------------------------------
                                   Title:
                                         ------------------------------------
Name (Print)
            --------------------

WITNESSES:                         GROUND LESSOR: ZML-ORANGE, LLC, a
                                   Delaware limited liability company
--------------------------------

                                   By:
                                      ---------------------------------------
Name (Print)
           ---------------------
                                   Name:
                                        -------------------------------------
--------------------------------
                                   Title:
                                         ------------------------------------
Name (Print)
            --------------------

                                       NOTARY ACKNOWLEDGMENT
                                             (Landlord)
State of ILLINOIS                        )
         --------------------------------
County of COOK                           )
          -------------------------------

         On _____________ before me, ________________________________
personally appeared RICHARD J. BERK, VICE-PRESIDENT, ASSET MANAGEMENT, EQUITY OFFICE HOLDINGS, LLC, personally known to me - OR - proved to me on the basis of satisfactory evidence to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

                        WITNESS my hand and official seal.

                        ----------------------------------
                                   Notary Public

My Commission Expires:
                      -----------------------------

------------------------------------------------------------------------------

                                OPTIONAL SECTION

CAPACITY CLAIMED BY SIGNER

     Though statute does not require the Notary to fill in the data below, doing so may prove invaluable to persons relying on the document.

(check one)

    INDIVIDUAL
---
XXX CORPORATE OFFICER(S)
---
    TITLE: VICE PRESIDENT, ASSET MANAGEMENT
    ---------------------------------------
    PARTNER(S)                      LIMITED
---                             ---
                                 GENERAL
                             ---
    ATTORNEY-IN-FACT
---
    TRUSTEE(S)
---
    GUARDIAN/CONSERVATOR
---
    OTHER:
---       -------------------------------

   SIGNER IS REPRESENTING:
     Name of Person(s) or Entity(ies)

Angelview Investors Limited Partnership, a Delaware corporation

-------------------------------------

------------------------------------------------------------------------------
                                OPTIONAL SECTION

THIS CERTIFICATE MUST BE                  TITLE OR TYPE OF DOCUMENT
Agreement of
ATTACHED TO THE DOCUMENT          Subordination, Non-Disturbance and Attornment
DESCRIBED AT RIGHT:                       NUMBER OF PAGES                8
                                                         -------------------
-------

                                  DATE OF DOCUMENT
                                                  --------------------------

                                  SIGNER(S) OTHER THAN NAMED ABOVE:

                                  (Tenant)
                                  ------------------------------------------

                                  ------------------------------------------
                                  (Ground Lessor) ZML-ORANGE, LLC
                                  ------------------------------------------
                                  ------------------------------------------

THOUGH THE DATA REQUESTED HERE IS NOT REQUIRED BY LAW, IT COULD PREVENT FRAUDULENT REATTACHMENT OF THIS FORM.

                             NOTARY ACKNOWLEDGMENT
                                (Ground Lessor)

State of                                 )
         --------------------------------
County of                                )
         --------------------------------

         On _________________ before me, ____________________ personally appeared ________________________________________, personally known to me - OR -
proved to me on the basis of satisfactory evidence to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

                        WITNESS my hand and official seal.

                        ----------------------------------
                                   Notary Public

My Commission Expires:
                      -----------------------------

------------------------------------------------------------------------------

                                OPTIONAL SECTION

CAPACITY CLAIMED BY SIGNER

     Though statute does not require the Notary to fill in the data below, doing so may prove invaluable to persons relying on the document.

(check one)

    INDIVIDUAL
---
XXX CORPORATE OFFICER(S)
---
    TITLE:
           ---------------------------------

    ----------------------------------------
    PARTNER(S)                      LIMITED
---                             ---
                                 GENERAL
                             ---
    ATTORNEY-IN-FACT
---
    TRUSTEE(S)
---
    GUARDIAN/CONSERVATOR
---
    OTHER:
---       -------------------------------

   SIGNER IS REPRESENTING:
     Name of Person(s) or Entity(ies)

ZML-ORANGE, LLC, a Delaware limited liability company
-------------------------------------
                                OPTIONAL SECTION

THIS CERTIFICATE MUST BE              TITLE OR TYPE OF DOCUMENT
Agreement of
ATTACHED TO THE DOCUMENT      Subordination, Non-Disturbance and Attornment
DESCRIBED AT RIGHT:                   NUMBER OF PAGES                8
                                                     -------------------
-------

                              DATE OF DOCUMENT
                                              --------------------------

                              SIGNER(S) OTHER THAN NAMED ABOVE:

                              (Tenant)
                              --------------------------------------------------

                              --------------------------------------------------
                              (Landlord) Angelview Investors Limited Partnership
                              --------------------------------------------------

                              --------------------------------------------------

THOUGH THE DATA REQUESTED HERE IS NOT REQUIRED BY LAW, IT COULD PREVENT FRAUDULENT REATTACHMENT OF THIS FORM.

                              NOTARY ACKNOWLEDGMENT
                                    (Tenant)

State of                                 )
         --------------------------------
County of                                )
         --------------------------------

         On _________________ before me, ____________________ personally appeared ________________________________________, personally known to me - OR -
proved to me on the basis of satisfactory evidence to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

                        WITNESS my hand and official seal.

                        ----------------------------------
                                   Notary Public

My Commission Expires:
                      -----------------------------

------------------------------------------------------------------------------

                                OPTIONAL SECTION

CAPACITY CLAIMED BY SIGNER

     Though statute does not require the Notary to fill in the data below, doing so may prove invaluable to persons relying on the document.

(check one)

    INDIVIDUAL
---
    CORPORATE OFFICER(S)
---
    TITLE:
           ---------------------------------

    ----------------------------------------
    PARTNER(S)                      LIMITED
---                             ---
                                 GENERAL
                             ---
    ATTORNEY-IN-FACT
---
    TRUSTEE(S)
---
    GUARDIAN/CONSERVATOR
---
    OTHER:
---       -------------------------------

   SIGNER IS REPRESENTING:
     Name of Person(s) or Entity(ies)

Tenant
-------------------------------------

-------------------------------------
------------------------------------------------------------------------------
                                OPTIONAL SECTION

THIS CERTIFICATE MUST BE              TITLE OR TYPE OF DOCUMENT
Agreement of
ATTACHED TO THE DOCUMENT      Subordination, Non-Disturbance and Attornment
DESCRIBED AT RIGHT:                   NUMBER OF PAGES                8
                                                     -------------------
-------

                              DATE OF DOCUMENT
                                              --------------------------

                              SIGNER(S) OTHER THAN NAMED ABOVE:

                              (Landlord) Angelview Investors Limited Partnership
                              --------------------------------------------------

                              --------------------------------------------------
                              (Ground Lessor) ZML-Orange, LLC
                              --------------------------------------------------

                              --------------------------------------------------

THOUGH THE DATA REQUESTED HERE IS NOT REQUIRED BY LAW, IT COULD PREVENT FRAUDULENT REATTACHMENT OF THIS FORM.

                           AGREEMENT OF SUBORDINATION,
                         NON-DISTURBANCE AND ATTORNMENT

         THIS AGREEMENT, (the "Agreement") made as of the ____ day of ____________ 199__ by and among Angelview Investors Limited Partnership, a Delaware limited partnership having an address at Two North Riverside Plaza, Suite 600, Chicago, Illinois 60606 (the "Landlord") by Equity Office Holdings, LLC, a Delaware limited liability company, as Agent, _________________________________, a _________________, having an address of
_____________________________________ (the "Tenant"), and Ramlessview
Investors LLC, a Delaware limited liability company, having an address of Two North Riverside Plaza, Suite 600, Chicago, Illinois 60606 (the "Lender").

                              W I T N E S S E T H:

         WHEREAS, under a certain lease between Landlord and Tenant dated the ______________ day of __________________________, 199__, (such lease, together with such amendments or modifications thereto which may subsequently be approved by Lender as provided herein, if any, shall collectively be referred to as the "Lease"), Landlord did lease, let, and demise the Property (as that term is defined below) more particularly described in the Lease (hereinafter called the "Premises") to conditions therein stated; and

         WHEREAS, said Lease has not been amended or modified; and

         WHEREAS, Lender made a Loan to Landlord in the amount of $25,000,000.00, with interest thereon, evidenced by a certain Promissory Note (hereinafter referred to as the "Note") secured by a Deed of Trust, Assignment of Leases, and Security Agreement dated July 1, 1994, (hereinafter referred to as the "Mortgage"), recorded in the Official Records of the County of Orange, State of California, constituting a valid lien upon the real property more particularly described in the Mortgage (hereinafter called the "Property"), and secured by an assignment of Landlord's interest in the Lease as more particularly set forth in a certain Assignment of Leases and Rents; and

         WHEREAS, the parties hereto desire to establish additional rights of quiet and peaceful possession for the benefit of Tenant, and further to define the covenants, terms, and conditions precedent to such additional rights.

         NOW, THEREFORE, in consideration of the covenants, terms, conditions, agreements, and demises herein contained, and in consideration of other good and valuable consideration, each to the other, the sufficiency and receipt of which are hereby acknowledged, and for the reasons set forth in the foregoing Recitals, which are incorporated into this Agreement by reference, the parties hereto agree, covenant, and warrant as follows:

         1. The Lease and all rights, options, liens or charges created thereby are and shall continue to be subject and subordinate in all respects to the lien of the Mortgage, and to any advancements made thereunder, to any consolidations, extensions, modifications or renewals thereof, and to any other mortgage on the Premises which may hereafter be held by Lender with the same force and effect as if the Mortgage had been executed, delivered and duly recorded, in said Official Records prior to the execution and delivery of the Lease.

         2. In the event that Lender obtains the right to possession of the Premises and, subject to Tenant's performance of Tenant's obligations under the Lease and subject to Tenant's not being in default under any terms, covenants or conditions of the Lease, beyond any applicable grace periods (or if Tenant is in default and Lender nonetheless waives in writing its right to terminate the Lease), then the Lease will continue in full force and effect and with the same relative priority in time and right as though the Lease were directly entered into by Lender as Landlord under the Lease with Tenant.

         3. Tenant agrees that, from and after the date hereof, in the event of any act or omission by Landlord under the Lease which would give Tenant the right, either immediately or after the lapse of a period of time, to terminate the Lease, or to claim a partial or total eviction, Tenant will not exercise any such right (a) until it has given written notice of such act or omission to Lender, and (b) until and unless Lender fails to remedy such act or omission within thirty (30) days for any act or omission which can be cured by the payment of money, or in the case of any other act or omission, as long as necessary to remedy such act or omission, provided (i) Lender commences such remedy within thirty (30) days, and (ii) Lender pursues completion of such remedy with due diligence following such giving of notice and following the time when Lender shall have become entitled under the Mortgage to remedy the same. It is specifically agreed that Tenant shall not, as to Lender, be entitled to require cure of any such default which is personal to Landlord, and therefore not susceptible of cure by Lender, and that no such uncured default shall entitle Tenant to exercise any rights under the Lease with respect to Lender.

         4. In the event that the interest of the Landlord under the Lease shall be transferred to Lender by reason of foreclosure, deed in lieu of foreclosure, or otherwise, Tenant shall make full and complete attornment to the Lender as substitute Landlord upon the same terms, covenants and conditions as provided in the Lease, so as to establish direct privity of estate and contract between the Lender and Tenant with the same force and effect and relative priority in time and right as though the Lease, together with all guarantees of Tenant's obligations under the Lease, were directly entered into by Lender as Landlord under the Lease with Tenant. After receiving written notice of said transfer, Tenant will make all payments directly to Lender and will waive as against Lender any defaults of Landlord (whether or not curable) which occurred prior to Lender's gaining right of possession to the Premises and becoming substitute Landlord. Tenant waives all joinder and/or service of any and all foreclosure actions by Lender under the Note and Mortgage upon the Premises, and of any actions at law by Lender to gain possession of the Premises. It shall not be necessary, except as required by law, for Lender to name Tenant as a party to enforce its rights under the Note or Mortgage, or any other instrument collateralizing the loan, or to prosecute any action at law to gain possession of the Premises, and unless required by law, Lender agrees not to name Tenant in any such proceeding. If the interests of Landlord under the Lease shall be transferred by reason of foreclosure of the Mortgage, deed in lieu of foreclosure, or otherwise, to any party other than Lender (hereinafter referred to as a "Transferee"), then Tenant shall make full and complete attornment to such Transferee as substitute Landlord upon the same terms and conditions as provided for herein in the case of attornment to Lender, and the Transferee shall have the same rights and obligations as Lender hereunder and under the Lease.

         5. The provisions of this Agreement shall be real covenants running with the Property, and shall be binding upon and inure to the benefit of the respective parties hereto and their respective heirs, legatees, executors, administrators, beneficiaries, successors and assigns, including without limitation any person who shall obtain, directly or by assignment or conveyance,
(a) any interest in the Mortgage; (b) any interest in the Property through a foreclosure sale pursuant to the Mortgage; or (c) any interest in the Premises, whether through foreclosure or otherwise. Furthermore, the provisions of this Agreement shall be binding upon any guarantor of Tenant's obligations under the Lease.

         6. Notwithstanding anything contained herein to the contrary, or anything to the contrary in the Lease, Lender and its successors and assigns shall not be:

         (a) liable for any act or omission of any prior landlord (including Landlord); or

         (b) subject to any offsets or defenses which Tenant might have against any prior landlord (including Landlord); or

         (c) required or obligated to credit Tenant with any rent or additional rent for any rental period beyond the then current month which Tenant might have paid to any prior landlord (including Landlord); or

         (d) bound by any amendments or modifications of the Lease made without Lender's written consent, which consent shall not be unreasonably withheld or delayed; or

         (e) bound to or liable for refund of all or any part of any security deposit by Tenant with Landlord for any purpose unless and until any such security deposit shall have been delivered by Landlord to and actually received by Lender. In the event of receipt of any such security deposit, Lender obligations with respect thereto shall be entitled to all rights, privileges and benefits of Landlord set forth in the Lease with respect thereto.

         7. Tenant hereby warrants and represents, covenants and agrees to and with Lender:

         (a) not to alter, modify, cancel, terminate or surrender the Lease, except as provided therein; and

         (b) after the date hereof, not to enter into any agreement with Landlord, its successors or assigns, which grants any concession with respect to the Lease or which reduces the rent called for thereunder without the express written consent of Lender, and which consent shall not be unreasonably withheld or delayed; and

         (c) after the date hereof, not to create any offset or claims against rents, or prepay rent more than thirty (30) days in advance; and

         (d) that Tenant is now lessee of the leasehold estate created by the Lease and shall not hereafter assign or sublet the Lease except as permitted by the terms thereof; and

         (e) to promptly certify in writing to Lender, in connection with any proposed assignment of the Mortgage, whether or not any default on the part of Landlord is claimed to exist under the Lease, and what said claimed default factually involves.

         Except to the extent prohibited by law or legal proceedings, Tenant shall make rental payments according to the terms of such Assignment of Leases and Rents upon written demand by Lender in the event of any default under the Note or Mortgage.

         8. Neither this Agreement, the Assignment of Leases and Rents, nor anything to the contrary in the Lease shall, prior to Lender's acquisition of Landlord's interest in and possession of the Premises, operate to give rise to or create any responsibility or liability for the control, care, management or repair of the Premises upon the Lender, or impose responsibility for the carrying out by Lender of any of the covenants, terms and conditions of the Lease, nor shall said instruments operate to make the Lender responsible or liable for any waste committed on the Premises by any person whatsoever, or for any dangerous or defective condition of the Premises, or for any negligence in the management, upkeep, repair or control of the Premises resulting in loss, injury or death to any tenant, licensee, invitee, guest, employee, agent or stranger. Notwithstanding anything to the contrary in the Lease, Lender, its successors and assigns, as the case may be, shall be responsible (subject to the limitations under paragraph 6 above) for performance of only those covenants and obligations of the Lease accruing after Lender's acquisition of Landlord's interest in any possession of the Premises. In the event Lender or any Transferee gains title to the Premises and becomes substitute Landlord, Lender or Transferee, as the case may be, may assign its interest as substitute Landlord without notice to, the consent of, or the assumption of any liability to any other party hereto.

         9. Any notices to Tenant hereunder shall be effective upon receipt by Tenant by certified mail, return receipt requested, with postage prepaid, addressed as follows:

            ------------------------------------------------------------------

            ------------------------------------------------------------------

            ------------------------------------------------------------------

            ------------------------------------------------------------------

            ------------------------------------------------------------------
and to:


            ------------------------------------------------------------------

            ------------------------------------------------------------------

            ------------------------------------------------------------------

            ------------------------------------------------------------------

            ------------------------------------------------------------------


or at such other address or to such other addressee as the Tenant may designate to the Lender by written notice thereto.

         Any notices to Lender hereunder shall be effective upon receipt by Lender by certified mail, return receipt requested, with postage prepaid, addressed as follows:

                            Ramlessview Investors LLC
                          c/o Stanley M. Stevens, Esq.
                          Rosenberg & Liebentritt, P.C.
                      Two North Riverside Plaza, Suite 1515
                             Chicago, Illinois 60606

         10. Anything herein or in the Lease to the contrary notwithstanding, in the event that Lender shall acquire title to the Premises, Lender shall have no obligation, nor incur any liability, beyond its interest in the Property, and Tenant shall look exclusively to the Property for the payment and discharge of any obligations imposed upon Lender under the Lease.

         11. This Agreement contains the entire agreement between the parties hereto. No variations, modifications or changes herein or hereof shall be binding upon any party hereto unless set forth in a document duly executed by or on behalf of such party.

         12. This Agreement may be executed in multiple counterparts, all of which shall be deemed originals and with the same effect as if all parties hereto had signed the same document. All of such counterparts shall be construed together and shall constitute one instrument, but in making proof, it shall only be necessary to produce one such counterpart.

         13. Whenever used herein, the singular number shall include the plural, the plural the singular, and the use of any gender shall all include all genders. The words "Lender", "Landlord" and "Tenant" shall include their heirs, legatees, executors, administrators, beneficiaries, successors and assigns.

         14. Notwithstanding any other provision of this Agreement, where Lender acquires Landlord's interest in and possession of the Premises and Landlord has, before such acquisition occurred, failed to perform or otherwise breached a covenant or obligation contained in the Lease,

Tenant shall not be considered as having waived its rights to require from Lender performance of the Landlord's obligations under the Lease, if such breach constitutes a default under the Lease that continues after the date Lender acquires Landlord's interest in and possession of the Premises. In that case, Lender shall have no liability for Landlord's breach as it applies to the period before the acquisition of Landlord's interest in and possession of the Premises, but shall be liable for any failure to cure such continuing default thereafter, provided that Lender receives the benefit of any notice and cure period required by the Lease.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be signed, sealed and delivered in their respective names and in their behalf; and if a corporation, by its officers duly authorized, as of this _________________ day of _______________, 199___.

WITNESSES:                         LANDLORD: ANGELVIEW INVESTORS
                                   LIMITED PARTNERSHIP, a Delaware
                                   limited partnership

--------------------------------
                                   By: EQUITY OFFICE HOLDINGS, LLC.,
Name (Print)                           a Delaware limited partnership
             -------------------
                                   By:
--------------------------------       -----------------------------------

Name (Print)                       Name:   Richard J. Berk
            --------------------
                                   Title: Vice President, Asset Management


WITNESSES:                         TENANT:

                                   By:
--------------------------------       -----------------------------------

Name (Print)                       Name:
             -------------------         ---------------------------------

--------------------------------   Title:
                                          --------------------------------
Name (Print)
             -------------------


WITNESSES:                         LENDER: RAMLESSVIEW INVESTORS, LLC,
                                   a Delaware limited liability company

--------------------------------
                                   By:
                                       -----------------------------------
Name (Print)
             -------------------   Name:
                                         ---------------------------------
-------------------------------
                                   Title:
                                          --------------------------------
Name (Print)
             ------------------

                              NOTARY ACKNOWLEDGMENT
                                   (Landlord)

State of ILLINOIS                        )
         --------------------------------
County of COOK                           )
          -------------------------------


         On ________________ before me, _______________________ personally appeared Richard J. Berk, Vice-President, Asset Management, Equity Office Holdings, LLC, personally known to me - OR - proved to me on the basis of satisfactory evidence to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

                        WITNESS my hand and official seal.

                        ----------------------------------
                                   Notary Public

My Commission Expires:
                      -----------------------------

------------------------------------------------------------------------------

                                OPTIONAL SECTION

CAPACITY CLAIMED BY SIGNER

     Though statute does not require the Notary to fill in the data below, doing so may prove invaluable to persons relying on the document.

(check one)

    INDIVIDUAL
---
XXX CORPORATE OFFICER(S)
---
    TITLE: VICE PRESIDENT, ASSET MANAGEMENT
    ---------------------------------------
    PARTNER(S)                      LIMITED
---                             ---
                                 GENERAL
                             ---
    ATTORNEY-IN-FACT
---
    TRUSTEE(S)
---
    GUARDIAN/CONSERVATOR
---
    OTHER:
---       -------------------------------

   SIGNER IS REPRESENTING:
     Name of Person(s) or Entity(ies)

Angelview Investors Limited Partnership, a Delaware corporation

---------------------------------

--------------------------------------------------------------------------------
                                OPTIONAL SECTION

THIS CERTIFICATE MUST BE                  TITLE OR TYPE OF DOCUMENT
Agreement of
ATTACHED TO THE DOCUMENT          Subordination, Non-Disturbance and Attornment
DESCRIBED AT RIGHT:                       NUMBER OF PAGES                8
                                                         -------------------
-------

                                  DATE OF DOCUMENT
                                                  --------------------------

                                  SIGNER(S) OTHER THAN NAMED ABOVE:

                                  (Tenant)
                                  ------------------------------------------
                                  (Lender) Ramlessview Investors, LLC
                                  ------------------------------------------

THOUGH THE DATA REQUESTED HERE IS NOT REQUIRED BY LAW, IT COULD PREVENT FRAUDULENT REATTACHMENT OF THIS FORM.

                             NOTARY ACKNOWLEDGMENT
                                    (Lender)

State of                     )
         --------------------
County of
          -------------------)

         On _________________________ before me, ________________________
personally appeared ______________________________________________, personally known to me - OR - proved to me on the basis of satisfactory evidence to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

                        WITNESS my hand and official seal.

                        ----------------------------------
                                   Notary Public

My Commission Expires:
                      -----------------------------

------------------------------------------------------------------------------

                                OPTIONAL SECTION

CAPACITY CLAIMED BY SIGNER

     Though statute does not require the Notary to fill in the data below, doing so may prove invaluable to persons relying on the document.

(check one)

    INDIVIDUAL
---
XXX CORPORATE OFFICER(S)
---
    TITLE:
           ---------------------------------

    ----------------------------------------
    PARTNER(S)                      LIMITED
---                             ---
                                 GENERAL
                             ---
    ATTORNEY-IN-FACT
---
    TRUSTEE(S)
---
    GUARDIAN/CONSERVATOR
---
    OTHER:
---       -------------------------------

   SIGNER IS REPRESENTING:
     Name of Person(s) or Entity(ies)

RAMLESSVIEW INVESTORS, LLC, a Delaware limited liability company

---------------------------------

--------------------------------------------------------------------------------
                                OPTIONAL SECTION

THIS CERTIFICATE MUST BE                TITLE OR TYPE OF DOCUMENT
Agreement of
ATTACHED TO THE DOCUMENT        Subordination, Non-Disturbance and Attornment
DESCRIBED AT RIGHT:                     NUMBER OF PAGES                8
                                                       -------------------
-------

                                DATE OF DOCUMENT
                                                --------------------------

                                SIGNER(S) OTHER THAN NAMED ABOVE:

                                (Tenant)
                                ------------------------------------------------
                                (Landlord) Angelview Investors Limit Partnership
                                ------------------------------------------------

THOUGH THE DATA REQUESTED HERE IS NOT REQUIRED BY LAW, IT COULD PREVENT FRAUDULENT REATTACHMENT OF THIS FORM.

                             NOTARY ACKNOWLEDGMENT
                                    (Tenant)

State of                     )
         --------------------
County of
          -------------------)

         On _________________________ before me, ________________________
personally appeared ______________________________________________, personally known to me - OR - proved to me on the basis of satisfactory evidence to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

                        WITNESS my hand and official seal.

                        ----------------------------------
                                   Notary Public

My Commission Expires:
                      -----------------------------

------------------------------------------------------------------------------

                                OPTIONAL SECTION

CAPACITY CLAIMED BY SIGNER

     Though statute does not require the Notary to fill in the data below, doing so may prove invaluable to persons relying on the document.

(check one)

    INDIVIDUAL
---
    CORPORATE OFFICER(S)
---
    TITLE:
           ---------------------------------

    ----------------------------------------
    PARTNER(S)                      LIMITED
---                             ---
                                 GENERAL
                             ---
    ATTORNEY-IN-FACT
---
    TRUSTEE(S)
---
    GUARDIAN/CONSERVATOR
---
    OTHER:
---       -------------------------------

   SIGNER IS REPRESENTING:
     Name of Person(s) or Entity(ies)

TENANT
---------------------------------

---------------------------------

--------------------------------------------------------------------------------
                                OPTIONAL SECTION

THIS CERTIFICATE MUST BE             TITLE OR TYPE OF DOCUMENT
Agreement of
ATTACHED TO THE DOCUMENT     Subordination, Non-Disturbance and Attornment
DESCRIBED AT RIGHT:                  NUMBER OF PAGES                8
                                                    -------------------
-------

                             DATE OF DOCUMENT
                                             --------------------------

                             SIGNER(S) OTHER THAN NAMED ABOVE:

                             (Landlord) Angelview Investors Limited Partnership
                             -----------------------------------------------
                             (Lender) Ramlessview Investors, LLC
                             -----------------------------------------------

THOUGH THE DATA REQUESTED HERE IS NOT REQUIRED BY LAW, IT COULD PREVENT FRAUDULENT REATTACHMENT OF THIS FORM.

                           AGREEMENT OF SUBORDINATION,
                         NON-DISTURBANCE AND ATTORNMENT

         THIS AGREEMENT, (the "Agreement") made as of the 13th day of September 1996 by and among Angelview Investors Limited Partnership, a Delaware limited partnership having an address at Two North Riverside Plaza, Suite 600, Chicago, Illinois 60606 (the "Landlord") by Equity Office Holdings, LLC, a Delaware limited liability company, as Agent, LONG BEACH MORTGAGE COMPANY, a Delaware corporation, having an address of 500 North State College Boulevard, Suite 200, Orange, California, 92868 (the "Tenant"), and Ramlessview Investors LLC, a Delaware limited liability company, having an address of Two North Riverside Plaza, Suite 600, Chicago, Illinois 60606 (the "Lender").

                              W I T N E S S E T H:
                              - - - - - - - - - -

         WHEREAS, under a certain lease between Landlord and Tenant dated the 13th day of September, 1996, (such lease, together with such amendments or modifications thereto which may subsequently be approved by Lender as provided herein, if any, shall collectively be referred to as the "Lease"), Landlord did lease, let, and demise the Property (as that term is defined below) more particularly described in the Lease (hereinafter called the "Premises") to conditions therein stated; and

         WHEREAS, said Lease has not been amended or modified; and

         WHEREAS, Lender made a Loan to Landlord in the amount of $25,000,000.00, with interest thereon, evidenced by a certain Promissory Note (hereinafter referred to as the "Note") secured by a Deed of Trust, Assignment of Leases, and Security Agreement dated July 1, 1994, (hereinafter referred to as the "Mortgage"), recorded in the Official Records of the County of Orange, State of California, constituting a valid lien upon the real property more particularly described in the Mortgage (hereinafter called the "Property"), and secured by an assignment of Landlord's interest in the Lease as more particularly set forth in a certain Assignment of Leases and Rents; and

         WHEREAS, the parties hereto desire to establish additional rights of quiet and peaceful possession for the benefit of Tenant, and further to define the covenants, terms, and conditions precedent to such additional rights.

         NOW, THEREFORE, in consideration of the covenants, terms, conditions, agreements, and demises herein contained, and in consideration of other good and valuable consideration, each to the other, the sufficiency and receipt of which are hereby acknowledged, and for the reasons set forth in the foregoing Recitals, which are incorporated into this Agreement by reference, the parties hereto agree, covenant, and warrant as follows:

         1. The Lease and all rights, options, liens or charges created thereby are and shall continue to be subject and subordinate in all respects to the lien of the Mortgage, and to any advancements made thereunder, to any consolidations, extensions, modifications or renewals thereof, and to any other mortgage on the Premises which may hereafter be held by Lender with the same force and effect as if the Mortgage had been executed, delivered and duly recorded, in said Official Records prior to the execution and delivery of the Lease.

         2. In the event that Lender obtains the right to possession of the Premises and, subject to Tenant's performance of Tenant's obligations under the Lease and subject to Tenant's not being in default under any terms, covenants or conditions of the Lease, beyond any applicable grace periods (or if Tenant is in default and Lender nonetheless waives in writing its right to terminate the Lease), then the Lease will continue in full force and effect and with the same relative priority in time and right as though the Lease were directly entered into by Lender as Landlord under the Lease with Tenant.

         3. Tenant agrees that, from and after the date hereof, in the event of any act or omission by Landlord under the Lease which would give Tenant the right, either immediately or after the lapse of a period of time, to terminate the Lease, or to claim a partial or total eviction, Tenant will not exercise any such right (a) until it has given written notice of such act or omission to Lender, and (b) until and unless Lender fails to remedy such act or omission within thirty (30) days for any act or omission which can be cured by the payment of money, or in the case of any other act or omission, as long as necessary to remedy such act or omission, provided (i) Lender commences such remedy within thirty (30) days, and (ii) Lender pursues completion of such remedy with due diligence following such giving of notice and following the time when Lender shall have become entitled under the Mortgage to remedy the same. It is specifically agreed that Tenant shall not, as to Lender, be entitled to require cure of any such default which is personal to Landlord, and therefore not susceptible of cure by Lender, and that no such uncured default shall entitle Tenant to exercise any rights under the Lease with respect to Lender.

         4. In the event that the interest of the Landlord under the Lease shall be transferred to Lender by reason of foreclosure, deed in lieu of foreclosure, or otherwise, Tenant shall make full and complete attornment to the Lender as substitute Landlord upon the same terms, covenants and conditions as provided in the Lease, so as to establish direct privity of estate and contract between the Lender and Tenant with the same force and effect and relative priority in time and right as though the Lease, together with all guarantees of Tenant's obligations under the Lease, were directly entered into by Lender as Landlord under the Lease with Tenant. After receiving written notice of said transfer, Tenant will make all payments directly to Lender and will waive as against Lender any defaults of Landlord (whether or not curable) which occurred prior to Lender's gaining right of possession to the Premises and becoming substitute Landlord. Tenant waives all joinder and/or service of any and all foreclosure actions by Lender under the Note and Mortgage upon the Premises, and of any actions at law by Lender to gain possession of the Premises. It shall not be necessary, except as required by law, for Lender to name Tenant as a party to enforce its rights under the Note or Mortgage, or any other instrument collateralizing the loan, or to prosecute any action at law to gain possession of the Premises, and unless required by law, Lender agrees not to name Tenant in any such proceeding. If the interests of Landlord under the Lease shall be transferred by reason of foreclosure of the Mortgage, deed in lieu of foreclosure, or otherwise, to any party other than Lender (hereinafter referred to as a "Transferee"), then Tenant shall make full and complete attornment to such Transferee as substitute Landlord upon the same terms and conditions as provided for herein in the case of attornment to Lender, and the Transferee shall have the same rights and obligations as Lender hereunder and under the Lease.

         5. The provisions of this Agreement shall be real covenants running with the Property, and shall be binding upon and inure to the benefit of the respective parties hereto and their respective heirs, legatees, executors, administrators, beneficiaries, successors and assigns, including without limitation any person who shall obtain, directly or by assignment or conveyance,
(a) any interest in the Mortgage; (b) any interest in the Property through a foreclosure sale pursuant to the Mortgage; or (c) any interest in the Premises, whether through foreclosure or otherwise. Furthermore, the provisions of this Agreement shall be binding upon any guarantor of Tenant's obligations under the Lease.

         6. Notwithstanding anything contained herein to the contrary, or anything to contrary in the Lease, Lender and its successors and assigns shall not be:

         (a) liable for any act or omission of any prior landlord (including Landlord); or

         (b) subject to any offsets or defenses which Tenant might have against any prior landlord (including Landlord); or

         (c) required or obligated to credit Tenant with any rent or additional rent for any rental period beyond the then current month which Tenant might have paid to any prior landlord (including Landlord); or

         (d) bound by any amendments or modifications of the Lease made without Lender's written consent, which consent shall not be unreasonably withheld or delayed; or

         (e) bound to or liable for refund of all or any part of any security deposit by Tenant with Landlord for any purpose unless and until any such security deposit shall have been delivered by Landlord to and actually received by Lender. In the event of receipt of any such security deposit, Lenders obligations with respect thereto shall be entitled to all rights, privileges and benefits of Landlord set forth in the Lease with respect thereto.

         7. Tenant hereby warrants and represents, covenants and agrees to and with Lender:

         (a) not to alter, modify, cancel, terminate or surrender the Lease, except as provided therein; and

         (b) after the date hereof, not to enter into any agreement with Landlord, its successors or assigns, which grants any concession with respect to the Lease or which reduces the rent called for thereunder without the express written consent of Lender, and which consent shall not be unreasonably withheld or delayed; and

         (c) after the date hereof, not to create any offset or claims against rents, or prepay rent more than thirty (30) days in advance; and

         (d) that Tenant is now lessee of the leasehold estate created by the Lease and shall not hereafter assign or sublet the Lease except as permitted by the terms thereof; and

         (e) to promptly certify in writing to Lender, in connection with any proposed assignment of the Mortgage, whether or not any default on the part of Landlord is claimed to exist under the Lease, and what said claimed default factually involves.

         Except to the extent prohibited by law or legal proceedings, Tenant shall make rental payments according to the terms of such Assignment of Leases and Rents upon written demand by Lender in the event of any default under the Note or Mortgage.

         8. Neither this Agreement, the Assignment of Leases and Rents, nor anything to the contrary in the Lease shall, prior to Lender's acquisition of Landlord's interest in and possession of the Premises, operate to give rise to or create any responsibility or liability for the control, care, management or repair of the Premises upon the Lender, or impose responsibility for the carrying out by Lender of any of the covenants, terms and conditions of the Lease, nor shall said instruments operate to make the Lender responsible or liable for any waste committed on the Premises by any person whatsoever, or for any dangerous or defective condition of the Premises, or for any negligence in the management, upkeep, repair or control of the Premises resulting in loss, injury or death to any tenant, licensee, invitee, guest, employee, agent or stranger. Notwithstanding anything to the contrary in the Lease, Lender, its successors and assigns, as the case may be, shall be responsible (subject to the limitations under paragraph 6 above) for performance of only those covenants and obligations of the Lease accruing after Lender's acquisition of Landlord's interest in any possession of the Premises. In the event Lender or any Transferee gains title to the Premises and becomes substitute Landlord, Lender or Transferee, as the case may be, may assign its interest as substitute Landlord without notice to, the consent of, or the assumption of any liability to any other party hereto.

         9. Any notices to Tenant hereunder shall be effective upon receipt by Tenant by certified mail, return receipt requested, with postage prepaid, addressed as follows:

                        LONG BEACH ACCEPTANCE CORPORATION
                        500 NORTH STATE COLLEGE BOULEVARD, SUITE 200
                        ORANGE, CALIFORNIA 92868
                        ATTENTION: REAL ESTATE SERVICES

and to:

                        LONG BEACH MORTGAGE COMPANY
                        1100 TOWN & COUNTRY ROAD, SUITE 1100
                        ORANGE, CALIFORNIA 92868
                        ATTENTION: LEGAL DEPARTMENT

or at such other address or to such other addressee as the Tenant may designate to the Lender by written notice thereto.

         Any notices to Lender hereunder shall be effective upon receipt by Lender by certified mail, return receipt requested, with postage prepaid, addressed as follows:

                           Ramlessview Investors LLC
                           c/o Stanley M. Stevens, Esq.
                           Rosenberg & Liebentritt, P.C.
                       Two North Riverside Plaza, Suite 1515
                           Chicago, Illinois 60606

         10. Anything herein or in the Lease to the contrary notwithstanding, in the event that Lender shall acquire title to the Premises, Lender shall have no obligation, nor incur any liability, beyond its interest in the Property, and Tenant shall look exclusively to the Property for the payment and discharge of any obligations imposed upon Lender under the Lease.

         11. This Agreement contains the entire agreement between the parties hereto. No variations, modifications or changes herein or hereof shall be binding upon any party hereto unless set forth in a document duly executed by or on behalf of such party.

         12. This Agreement may be executed in multiple counterparts, all of which shall be deemed originals and with the same effect as if all parties hereto had signed the same document. All of such counterparts shall be construed together and shall constitute one instrument, but in making proof, it shall only be necessary to produce one such counterpart.

         13. Whenever used herein, the singular number shall include the plural, the plural the singular, and the use of any gender shall all include all genders. The words "Lender", "Landlord" and "Tenant" shall include their heirs, legatees, executors, administrators, beneficiaries, successors and assigns.

         14. Notwithstanding any other provision of this Agreement, where Lender acquires Landlord's interest in and possession of the Premises and Landlord has, before such acquisition occurred, failed to perform or otherwise breached a covenant or obligation contained in the Lease, Tenant shall not be considered as having waived its rights to require from Lender performance of the Landlord's obligations under the Lease, if such breach constitutes a default under the Lease that continues after the date Lender acquires Landlord's interest in and possession of the Premises. In that case, Lender shall have no liability for Landlord's breach as it applies to the period before the acquisition of Landlord's interest in and possession of the Premises, but shall be liable for any failure to cure such continuing default thereafter, provided that Lender receives the benefit of any notice and cure period required by the Lease.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be signed, sealed and delivered in their respective names and in their behalf; and if a corporation, by its officers duly authorized, as of this 24th day of September, 1996.

WITNESSES:                         LANDLORD: ANGELVIEW INVESTORS
                                   LIMITED PARTNERSHIP, a Delaware
                                   limited partnership
/s/ Pat Washington
--------------------------------
                                   By: EQUITY OFFICE HOLDINGS, LLC.,
Name (Print) PAT WASHINGTON            a Delaware limited partnership
            --------------------
                                   By: /s/ Richard J. Berk
--------------------------------      ------------------------------------

Name (Print)                       Name: Richard J. Berk
            --------------------
                                   Title: Sr. Vice President, Asset Management

WITNESSES:                         TENANT:

/s/ Del Dillingham
--------------------------------
                                   By: /s/ Gail Davis     /s/ Jon Daurio
                                       --------------------------------------
Name (Print) Del Dillingham
            --------------------
                                   Name: GAIL DAVIS       JON DAURIO
--------------------------------        ------------------------------------

                                   Title: VICE PRESIDENT, VICE PRESIDENT AND
                                          DIRECTOR OF     CORPORATE COUNSEL
                                          ADMINISTRATIVE
                                          SERVICES
                                         ------------------------------------
Name (Print)
            --------------------

WITNESSES:                         LENDER: RAMLESSVIEW INVESTORS, LLC,
                                   a Delaware limited liability company
/s/ Ann T. Parrilli
--------------------------------
                                   By: /s/ Stanley M. Stevens
                                      ---------------------------------------
Name (Print) Ann T. Parrilli
            --------------------
                                   Name: Stanley M. Stevens
--------------------------------        -------------------------------------

                                   Title: Vice President
                                          -----------------------------------
Name (Print)
            --------------------

                             NOTARY ACKNOWLEDGMENT
                                   (Landlord)

State of ILLINOIS                )
County of COOK                   )

         On 9/24/96 before me, Merle Diane Levy personally appeared
RICHARD J. BERK, SENIOR VICE-PRESIDENT, ASSET MANAGEMENT, EQUITY OFFICE HOLDINGS, LLC, personally known to me -OR- proved to me on the basis of satisfactory evidence to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

                          WITNESS my hand and official seal.

                                         Merle Diane Levy
                          ---------------------------------------------  [SEAL]
                                          Notary Public

My Commission Expires:   1/26/00
                      -------------------------
-------------------------------------------------------------------------------
                              OPTIONAL SECTION

CAPACITY CLAIMED BY SIGNER


         Though statute does not require the Notary to fill in the data below, doing so may prove invaluable to persons relying on the document.

(check one)

       INDIVIDUAL
----
XXX    CORPORATE OFFICER(S)
----
       TITLE: SENIOR VICE PRESIDENT, ASSET MANAGEMENT

       -----------------------------------------
       PARTNER(S)             LIMITED
----                    ----
                              GENERAL
                        ----
       ATTORNEY-IN-FACT
----
       TRUSTEE(S)
----
       GUARDIAN/CONSERVATOR
----
       OTHER:
----         --------------------------

   SIGNER IS REPRESENTING:
     Name of Person(s) or Entity(ies)

Angelview Investors Limited Partnership, a Delaware corporation

---------------------------------------

-------------------------------------------------------------------------------

                              OPTIONAL SECTION

THIS CERTIFICATE MUST BE           TITLE OR TYPE OF DOCUMENT Agreement of
ATTACHED TO THE DOCUMENT           Subordination, Non-Disturbance and Attornment
DESCRIBED AT RIGHT:                NUMBER OF PAGES          8
                                                   -----------------------------
                                   DATE OF DOCUMENT
                                                   -----------------------------

                                   SIGNER(S) OTHER THAN NAMED ABOVE:

                                   (Tenant)
                                   ---------------------------------------------
                                   ---------------------------------------------
                                   (Lender) Ramlessview Investors, LLC
                                   ---------------------------------------------
                                   ---------------------------------------------

THOUGH THE DATA REQUESTED HERE IS NOT REQUIRED BY LAW, IT COULD PREVENT FRAUDULENT REATTACHMENT OF THIS FORM.

                             NOTARY ACKNOWLEDGMENT
                                    (Lender)

State of     IL                 )
County of    COOK               )

         On September 25, 1996 before me, Cynthia A. Nowitzki personally
appeared Stanley M. Stevens personally known to me -OR-   proved to me on the
basis of satisfactory evidence to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

                                   WITNESS my hand and official seal.

[SEAL]                                    Cynthia A. Nowitzki
                                   ---------------------------------------
                                            Notary Public

My Commission Expires:       7-31-00
                      ------------------------------
-------------------------------------------------------------------------------
                                  OPTIONAL SECTION

CAPACITY CLAIMED BY SIGNER

         Though statute does not require the Notary to fill in the data below, doing so may prove invaluable to persons relying on the document.

(check one)

       INDIVIDUAL
----
XXX    CORPORATE OFFICER(S)
----
       TITLE(S)
               -----------------------
       -------------------------------
       PARTNER(S)         LIMITED
----                ----
                          GENERAL
                    ----
       ATTORNEY-IN-FACT
----
       TRUSTEE(S)
----
       GUARDIAN/CONSERVATOR
----
       OTHER:
----         -------------------------

    SIGNER IS REPRESENTING:
      Name of Person(s) or Entity(ies)

RAMLESSVIEW INVESTORS, LLC, a Delaware limited liability company

-----------------------------
--------------------------------------------------------------------------------
                                  OPTIONAL SECTION

THIS CERTIFICATE MUST BE                TITLE OR TYPE OF DOCUMENT
Agreement of
ATTACHED TO THE DOCUMENT      Subordination, Non-Disturbance and Attornment
DESCRIBED AT RIGHT:                     NUMBER OF PAGES       8
                                                       -------------------------
-----
                              DATE OF DOCUMENT
                                              ----------------------------------

                              SIGNER(S) OTHER THAN NAMED ABOVE:

                              (Tenant)
                              --------------------------------------------------
                              --------------------------------------------------
                              (Landlord) Angelview Investors Limited Partnership
                              --------------------------------------------------
                              --------------------------------------------------

THOUGH THE DATA REQUESTED HERE IS NOT REQUIRED BY LAW, IT COULD PREVENT FRAUDULENT REATTACHMENT OF THIS FORM.

                             NOTARY ACKNOWLEDGMENT
                                    (Tenant)

State of   CALIFORNIA          )
County of  ORANGE              )

        On 9-12-96 before me, Mary Lou Andrea, Notary Public personally appeared Gail Davis and Jon Daurio, personally known to me -OR- proved to me on the basis of satisfactory evidence to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

                            WITNESS my hand and official seal.
[SEAL]
                                           Mary Lou Andrea
                            ----------------------------------------------
                                            Notary Public

My Commission Expires: DECEMBER 21, 1996
                       -----------------
--------------------------------------------------------------------------------

                                  OPTIONAL SECTION

CAPACITY CLAIMED BY SIGNER


         Though statute does not require the Notary to fill in the data below, doing so may prove invaluable to persons relying on the document.

(check one)

       INDIVIDUAL
----
       CORPORATE OFFICER(S)
----
       TITLE(S)
               -----------------------
       -------------------------------
       PARTNER(S)         LIMITED
----                ----
                          GENERAL
                    ----
       ATTORNEY-IN-FACT
----
       TRUSTEE(S)
----
       GUARDIAN/CONSERVATOR
----
       OTHER:
----         -------------------------

    SIGNER IS REPRESENTING:
      Name of Person(s) or Entity(ies)

Tenant
----------------------------------

----------------------------------
--------------------------------------------------------------------------------
                                  OPTIONAL SECTION

THIS CERTIFICATE MUST BE      TITLE OR TYPE OF DOCUMENT Agreement of
ATTACHED TO THE DOCUMENT      Subordination, Non-Disturbance and Attornment
DESCRIBED AT RIGHT:           NUMBER OF PAGES         8
                                             -----------------------------------
                              DATE OF DOCUMENT
                                              ----------------------------------
                              SIGNER(S) OTHER THAN NAMED ABOVE:

                              (Landlord) Angelview Investors Limited Partnership
                              --------------------------------------------------
                              --------------------------------------------------
                              (Lender) Ramlessview Investors, LLC
                              --------------------------------------------------
                              --------------------------------------------------


THOUGH THE DATA REQUESTED HERE IS NOT REQUIRED BY LAW, IT COULD PREVENT FRAUDULENT REATTACHMENT OF THIS FORM.

                                 FIRST AMENDMENT

         This First Amendment (the "Amendment") is made and entered into as of the 25th day of November, 1996, by and between ANGELVIEW INVESTORS LIMITED PARTNERSHIP, an Illinois limited liability company ("Landlord") by its Agent, Equity Office Holdings, LLC and LONG BEACH MORTGAGE COMPANY, a Delaware corporation ("Tenant").

                                   WITNESSETH

A. WHEREAS, Landlord and Tenant are parties to that certain lease dated the 13th day of September, 1996 for Premises consisting of a total of 18,937 rentable square feet of space described as Suite No(s). 200, 210, 220, 230 and 250 on the second (2nd) floor of the building commonly known as 500 ORANGE TOWER and the address of which is 500 North State College Boulevard, Orange, California (the "Building); and

B. WHEREAS, Tenant has requested temporary space consisting of approximately 768 rentable square feet on the fourteenth (14th) floor of the Building, commonly known as Suite 1420, shown on Exhibit A hereto (the "Suite 1420 Expansion Space") and that the Lease be appropriately amended, and Landlord is willing to do the same on the terms and conditions hereinafter set forth;

   NOW, THEREFORE, in consideration of the mutual covenants and agreements herein contained and other good and valuable consideration the receipt and sufficiency of which are hereby acknowledged, Landlord and Tenant agree as follows:

   I.     SUITE 1420 EXPANSION AND EFFECTIVE DATE. Effective as of the
Suite 1420 Expansion Effective Date (as hereinafter defined), the Premises is increased from 18,937 rentable square feet on the second (2nd) floor to a total of 19,705 rentable square feet on the second (2nd) and fourteenth (14th) floors, by the addition of the Suite 1420 Expansion Space. The lease term for the Suite 1420 Expansion Space shall commence on the Suite 1420 Expansion Effective Date and end on February 28, 1998. The Suite 1420 Expansion Space is subject to all the terms and conditions of the Lease except as expressly modified herein.

   A.     The Suite 1420 Expansion Effective Date shall be December 1, 1996.

   II.    MONTHLY BASE RENTAL.

   SUITE 1420 EXPANSION SPACE FROM SUITE 1420 EXPANSION EFFECTIVE DATE. The schedule of monthly installments of Base Rental payable with respect to the Suite 1420 Expansion Space is the following:

   A. Tenant shall pay Landlord the sum of Seventeen Thousand Two Hundred Eighty and 00/100's Dollars ($17,280.00) as Base Rental for the Suite 1420 Expansion Space in monthly installments as follows:

          Fifteen (15) equal installments of $1,152.00 payable on or before the first day each month during the period beginning December 1, 1996, and ending February 28, 1998.

   B.     All such Base Rental shall be payable by Tenant in accordance with
   Article V of the Lease.

   III. TENANT'S PRO RATA SHARE. Tenant's Pro Rata Share for the Suite 1420 Expansion Space is two hundred seventy eight ten-thousandths percent (.0278%).

   IV. BASE YEAR, BASE AMOUNT, TAX BASE, AND EXPENSE BASE. Tenant shall pay its Pro Rata Share of Basic Costs for the Suite 1420 Expansion Premises shall be in accordance with the terms and provisions of Exhibit B-2 of the Lease, provided that for purposes hereof, "Base Year" shall mean the calendar year 1997 for the Suite 1420 Expansion Space.

   V.     IMPROVEMENTS TO SUITE 1420 EXPANSION SPACE.

          A. Tenant has inspected the Suite 1420 Expansion Space and agrees to accept the same "as is" without any agreements, representations, understandings or obligations on the part of Landlord to perform any alterations, repairs or improvements, except as may be expressly provided in subparagraph B below.

          B. Landlord, at Landlord's sole cost and expense shall install in the Suite 1420 Expansion Space at locations mutually agreed upon by Landlord and Tenant four (4) building standard electrical duplex outlets.

   VII. OTHER PERTINENT PROVISIONS. Landlord and Tenant agree that the Lease shall be amended in the following additional respects:

   A.     PARKING.

          For the period beginning on the Suite 1420 Expansion Effective Date and ending February 28, 1998, the number of non-reserved random parking spaces Tenant shall be entitled to use shall be increased from 65 to 68, subject to the terms and conditions of the Parking Agreement attached to the Lease as Exhibit F. Provided that Tenant is not in default under the Lease, parking charges for the 3 additional non-reserved random parking spaces provided herein shall be abated, per space, per month, for the period beginning on December 1, 1996 and ending on February 28, 1998.

   VIII.  MISCELLANEOUS.

          A. This Amendment sets forth the entire agreement between the parties with respect to the matters set forth herein. There have been no additional oral or written representations or agreements.

          B. Except as herein modified or amended, the provisions, conditions and terms of the Lease shall remain unchanged and in full force and effect.

          C. In the case of any inconsistency between the provisions of the Lease and this Amendment, the provisions of this Amendment shall govern and control.

          D. Submission of this Amendment by Landlord is not an offer to enter into this Amendment but rather is a solicitation for such an offer by Tenant. Landlord shall not be bound by this Amendment until Landlord has executed and delivered the same to Tenant.

          E. The capitalized terms used in this Amendment shall have the same definitions as set forth in the Lease to the extent that such capitalized terms are defined therein and not redefined in this Amendment.

          F. Tenant hereby represents to Landlord that Tenant has dealt with no broker, other than Centre Realty ("Tenant's Broker") and Landlord's Broker in connection with this Amendment. Tenant agrees to indemnify and hold Landlord and Landlord Related Parties harmless from all claims of any other broker(s) claiming to have represented Tenant in connection with this Amendment. Landlord agrees to indemnify and hold Tenant harmless from all claims of any broker claiming to have represented Landlord in connection with this Amendment.

         IN WITNESS WHEREOF, Landlord and Tenant have duly executed this Amendment as of the day and year first above written.

WITNESS/ATTEST                     LANDLORD: ANGELVIEW INVESTORS LIMITED
                                   PARTNERSHIP, a Delaware limited partnership

--------------------------------
                                   BY: EQUITY OFFICE HOLDINGS, LLC, as agent
Name (Print):
              ------------------

                                   By:
--------------------------------       ----------------------------------------

Name (Print):                      Name: Richard J. Berk
              ------------------
                                   Title: Senior Vice-President, Asset
                                          Management


WITNESS/ATTEST                     TENANT: LONG BEACH MORTGAGE COMPANY, a
                                   Delaware corporation
--------------------------------

Name (Print): Melanie Wolf         By: /s/ Gail Davis
              ------------------       ----------------------------------------

/s/ Melanie Wolf                   Name: Gail Davis
--------------------------------

Name (Print):                      Title: Vice President, Director of
              ------------------          Administrative Services

Name (Print): Melanie Wolf         By: /s/ Jon Daurio
              ------------------       ----------------------------------------

/s/ Melanie Wolf                   Name: Jon Daurio
--------------------------------

Name (Print):                      Title: Vice President and Corporate Counsel
              ------------------

                                    EXHIBIT A

                           SUITE 1420 EXPANSION SPACE

                                 Suite No.: 1420
        Rentable Area of the Suite 1420 Expansion Space: 768 square feet
              Suite 1420 Expansion Effective Date: December 1, 1996
                       Termination Date: February 28, 1998


                                 [FLOOR PLAN]


         IN WITNESS WHEREOF, Landlord and Tenant have duly executed this Amendment as of the day and year first above written.

WITNESS/ATTEST                     LANDLORD: ANGELVIEW INVESTORS LIMITED
                                   PARTNERSHIP, a Delaware limited partnership

--------------------------------
                                   BY: EQUITY OFFICE HOLDINGS, LLC, as agent
Name (Print):
--------------------------------

                                   By:
--------------------------------       ----------------------------------------
Name (Print):                      Name: Richard J. Berk
              ------------------
                                   Title: Vice-President, Asset Management


WITNESS/ATTEST                     TENANT: LONG BEACH MORTGAGE COMPANY, a
                                   Delaware corporation
--------------------------------

Name (Print): Melanie Wolf         By: /s/ Gail Davis
              ------------------       ----------------------------------------

/s/ Melanie Wolf                   Name: Gail Davis
--------------------------------

Name (Print):                      Title: Vice President, Director of
              ------------------          Administrative Services

--------------------------------
Name (Print): Melanie Wolf         By: /s/ Jon Daurio
              ------------------       ----------------------------------------

/s/ Melanie Wolf                   Name: Jon Daurio
--------------------------------

Name (Print):                      Title: Vice President and Corporate Counsel
              ------------------

                                                      Space Reduction Amendment

                               SECOND AMENDMENT

         This Second Amendment (the "Amendment") is made and entered into as of the ____ day of _______________, 1997, by and between Angelview Investors Limited Partnership, an Illinois limited partnership ("Landlord"), and Ameriquest Mortgage Company, a Delaware corporation ("Tenant").

                                   WITNESSETH

A. WHEREAS, Landlord and Tenant (as successor in interest to Long Beach Mortgage Company, a Delaware corporation) are parties to that certain lease dated the 13th day of September, 1996, for space currently containing approximately 19,705 rentable square feet of space (the "Premises") described as Suite No(s). 200, 210, 220, 230, and 250 on the second (2nd) floors and Suite No. 1420 (the "Expansion Space") on fourteenth (14th) floor of the building commonly known as 500 Orange Tower and the address of which is 500 North State College Boulevard, Orange, California (the "Building"), which lease has been previously amended by First Amendment dated November 25, 1996 (collectively, the "Lease") and

B. WHEREAS, Tenant desires to surrender a portion of the Premises to Landlord containing approximately 768 rentable square feet on the fourteenth (14th) floor of the Building as shown on Exhibit A hereto (the "Reduction Space") and that the Lease be appropriately amended, and Landlord is willing to accept such surrender on the terms and conditions hereinafter set forth;

         NOW, THEREFORE, in consideration of the mutual covenants and agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Landlord and Tenant agree as follows:

         I. REDUCTION. Effective as of October 1, 1997 (the "Reduction Effective Date"), the Premises is decreased from 19,705 rentable square feet on the second (2nd) and fourteenth (14th) floor(s) to 18,937 rentable square feet on the second (2nd) floor by the elimination of the Reduction Space. As of the Reduction Effective Date, the Reduction Space shall be deemed surrendered by Tenant to Landlord, the Lease shall be deemed terminated with respect to the Reduction Space, and the "Premises", as defined in the Lease, shall be deemed to mean the Original Premises, less the Reduction Space; provided, if Tenant shall violate any provision hereof or if Tenant's representations herein shall be false or materially misleading, Landlord shall have the right to declare this Amendment null and void and to reinstate the Lease with respect to the Reduction Space in addition to, and not in lieu of any other rights or remedies available to Landlord. Tenant shall fully comply with all obligations under the Lease respecting the Reduction Space through the Reduction Effective Date, including those provisions relating to the condition of the Reduction Space and removal of Tenant's Property therefrom upon termination or expiration of the Lease. If Tenant shall holdover in the Reduction Space beyond the Reduction Effective Date, Tenant shall be liable for Base Rental, Additional Base Rental and other charges respecting the Reduction Space equal to twice the amount in effect under the Lease prorated on a per diem basis and on a per square foot basis for the Reduction Space. Such holdover amount shall not be in limitation of Tenant's liability for consequential or other damages arising from Tenant's holding over nor shall it be deemed permission for Tenant to holdover in the Reduction Space. If Landlord shall install a wall separating the Reduction Space from the balance of the Premises or otherwise incur expense in installing separate utility meters or effecting similar separations, Tenant, upon demand, shall reimburse Landlord's costs in connection therewith.

         II. ADDITIONAL CONSIDERATION. As additional consideration for this Amendment, Tenant agrees to pay Landlord upon Tenant's execution hereof the amount of Two Thousand Three Hundred Four and 00/100 Dollars ($2,304.00).

         III. TENANT'S PRO RATA SHARE. For the period commencing with the Reduction Effective Date and ending on the Termination Date, Tenant's Pro Rata Share is decreased from seven and one thousand four hundred thirty ten-thousandths percent (7.1430%) to six and eight thousand six hundred forty six ten-thousandths percent (6.8646%). Notwithstanding anything in this Amendment to the contrary, Tenant shall remain liable for all year-end adjustments with respect to Tenant's Pro-Rata Share of Basic Costs applicable to the Reduction Space for that portion of the calendar year preceding, and ending on, the Reduction Effective Date. Such adjustments shall be paid at the time, in the manner and otherwise in accordance with the terms of the Lease, unless otherwise specified herein.

         IV. REPRESENTATIONS. Each party represents to the other that it has full power and authority to execute this Amendment. Tenant represents that it has not made any assignment, sublease, transfer, conveyance of the Lease or any interest therein or in the Reduction Space other than those explicitly recited herein and further represents that there is not and will not hereafter be any claim, demand, obligation, liability, action or cause of action by any other party respecting, relating to or arising out of the Reduction Space, and Tenant agrees to indemnify and hold harmless Landlord and the Landlord Related Parties (as defined in the "Miscellaneous" Section below) from all liabilities, expenses, claims, demands, judgments, damages or costs arising from any of the same, including without limitation, attorneys' fees. Tenant acknowledges that Landlord will be relying on this Amendment in entering into leases for the Reduction Space with other parties.

         V. OTHER PERTINENT PROVISIONS. Landlord and Tenant agree that, effective as of the date hereof, the Lease shall be amended in the following additional respects:

                  A.       PARKING.

                           Effective as of the Reduction Effective Date the number of non-reserved random parking spaces Tenant shall be entitled to use shall be decreased from 68 to 65.

                  B. DELETION OF INCONSISTENT LEASE PROVISIONS. Landlord and Tenant agree that, in addition to any other provisions of the Lease which are superseded or expressly deleted by this Amendment, the provisions of Article II of the First Amendment to the Lease are hereby rendered null and void and of no further force and effect.

         VI.      MISCELLANEOUS.

                  A. This Amendment sets forth the entire agreement between the parties with respect to the matters set forth herein. There have been no additional oral or written representations or agreements. Under no circumstances shall Tenant be entitled to any Rent abatement, improvement allowance, leasehold improvements, or other work to the Premises, or any similar economic incentives that may have been provided Tenant in connection with entering into the Lease, unless specifically set forth in this Amendment. This Amendment shall not be relied upon by any other party, individual, corporation, partnership or entity as a basis for reducing its lease obligations with Landlord. Tenant agrees that it shall not disclose any matters set forth in this Amendment or disseminate or distribute any information concerning the terms, details or conditions hereof to any person, firm or entity without obtaining the express written consent of Landlord.

                  B. Except as herein modified or amended, the provisions, conditions and terms of the Lease shall remain unchanged and in full force and effect.

                  C. In the case of any inconsistency between the provisions of the Lease and this Amendment, the provisions of this Amendment shall govern and control.

                  D. Submission of this Amendment by Landlord is not an offer to enter into this Amendment but rather is a solicitation for such an offer by Tenant. Landlord shall not be bound by this Amendment until Landlord has executed and delivered the same to Tenant.

                  E. The capitalized terms used in this Amendment shall have the same definitions as set forth in the Lease to the extent that such capitalized terms are defined therein and not redefined in this Amendment.

                  F. Tenant hereby represents to Landlord that Tenant has dealt with no broker in connection with this Amendment. Tenant agrees to indemnify and hold Landlord, its members, principals, beneficiaries, partners, officers, directors, employees, mortgagee(s) and agents, and the respective principals and members of any such agents (collectively, the "Landlord Related Parties") harmless from all claims of any brokers claiming to have represented Tenant in connection with this Amendment. Landlord hereby represents to Tenant that Landlord has dealt with no broker in connection with this Amendment. Landlord agrees to indemnify and hold Tenant, its members, principals, beneficiaries, partners, officers, directors, employees, and agents, and the respective principals and members of any such agents (collectively, the "Tenant Related Parties") harmless from all claims of any brokers claiming to have represented Landlord in connection with this Amendment.

                  G. This Amendment shall be of no force and effect unless and until accepted by any guarantors of the Lease, who by signing below shall agree that their guarantee shall apply to the Lease as amended herein, unless such requirement is waived by Landlord in writing.

         IN WITNESS WHEREOF, Landlord, Assignor and Tenant have duly executed this Amendment as of the day and year first above written.

                                   LANDLORD: ANGELVIEW INVESTORS LIMITED
                                   PARTNERSHIP, an Illinois limited partnership

                                   BY: Angelview Investors Inc., an Illinois
                                       corporation

                                        By: ____________________________________

                                        Name: __________________________________

                                        Title: _________________________________

                                   ASSIGNOR: LONG BEACH MORTGAGE COMPANY,
                                   a Delaware Corporation

                                   By: _________________________________________

                                   Name: James Sullivan

                                   Title: Senior Vice President, General Counsel
                                          and Secretary

                                   TENANT: AMERIQUEST MORTGAGE COMPANY, a
                                   Delaware corporation

                                   By: _________________________________________

                                   Name: Norman R. Gritsch

                                   Title: Executive Vice President

                                   EXHIBIT A

                                Reduction Space



                                 [FLOOR PLAN]